UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

THE WENDY’S COMPANY
Name of the Registrant as Specified In Its Charter

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF 2012 ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

quality is our recipe

the wendy’s company quality is our recipe world wide

THE WENDY’S COMPANY

One Dave Thomas Blvd.

Dublin, Ohio 43017

(614) 764-3100

April 6, 2012

Dear Stockholders:

It is my pleasure to invite you to join me at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of The Wendy’s Company (the “Company”), which will be held at 10:00 a.m. (EDT) on Thursday, May 24, 2012, at the W New York, 541 Lexington Avenue, New York, New York 10022. The Board of Directors and management hope that you will be able to attend in person.

At the Annual Meeting, you will be asked to consider and vote on the election of 13 directors, a proposal to amend the Company’s Certificate of Incorporation to give stockholders the ability to call special meetings, and a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012. The Board of Directors recommends that you vote FOR each of these proposals. In addition, we will hold an advisory vote on executive compensation. The Board of Directors recommends that you vote FOR approval of the advisory resolution on executive compensation.

The Notice of Annual Meeting, the Proxy Statement and a proxy card for the Annual Meeting follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting in person, please promptly complete and return your proxy card in the enclosed envelope, or submit your proxy by telephone or by Internet as described in the instructions included with your proxy card. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your previously submitted proxy.

Sincerely,

EMIL J. BROLICK
President and Chief Executive Officer

THE WENDY’S COMPANY

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To be Held on Thursday, May 24, 2012

10:00 a.m. (EDT)

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of The Wendy’s Company (the “Company”) will be held on Thursday, May 24, 2012, at 10:00 a.m. (EDT) at the W New York, 541 Lexington Avenue, New York, New York 10022, for the following purposes:

(1)	to elect 13 directors to hold office until the Company’s next annual meeting of stockholders;

(2)	to approve amendments to the Company’s Certificate of Incorporation to give stockholders the ability to call special meetings;

(3)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012;

(4)	to hold an advisory vote on executive compensation; and

(5)	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders entitled to vote at the Annual Meeting or any adjournment or postponement thereof are holders of record of shares of the Company’s common stock at the close of business on March 29, 2012. All such stockholders of record are invited to attend the Annual Meeting. Admission to the Annual Meeting will be by ticket only, and packages and bags may be inspected and required to be checked in at the registration desk. You also will be required to present identification containing a photograph. If you are a registered stockholder (i.e., your shares are held in your name) and plan to attend the Annual Meeting, please check the appropriate box on your proxy card and retain the top portion of your proxy card, which serves as your admission ticket. If you are a beneficial owner (i.e., your shares are held by a broker, bank or other holder of record) and plan to attend the Annual Meeting, your admission ticket is either your notice regarding the availability of proxy materials or the top portion of your voting instruction form, whichever you have received. The Proxy Statement also includes information on how to obtain an admission ticket from the Company. Stockholders who do not obtain admission tickets in advance may obtain them upon verification of ownership at the registration desk on the day of the Annual Meeting.

By Order of the Board of Directors
R. SCOTT TOOP
Secretary

April 6, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on May 24, 2012: This Notice of Annual Meeting of Stockholders, the Proxy Statement and

the 2011 Annual Report to Stockholders are available at: www.proxyvote.com.

Your vote is important! Stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please promptly complete and return your proxy card in the enclosed envelope, or submit your proxy by telephone or by Internet as described in the instructions included with your proxy card. You may vote in person if you attend the Annual Meeting.

THE WENDY’S COMPANY

One Dave Thomas Blvd.

Dublin, Ohio 43017

(614) 764-3100

PROXY STATEMENT

INTRODUCTION

The accompanying proxy is being solicited by the Board of Directors (the “Board of Directors” or the “Board”) of The Wendy’s Company (“Wendy’s” or the “Company”) in connection with the 2012 Annual Meeting of Stockholders of the Company to be held on Thursday, May 24, 2012, at 10:00 a.m. (EDT) at the W New York, 541 Lexington Avenue, New York, New York 10022, and any adjournment or postponement thereof (the “Annual Meeting”). This Proxy Statement and an accompanying proxy card will first be mailed to stockholders, or made available to stockholders electronically via the Internet, on or about April 11, 2012. The mailing address of the Company’s principal executive office is One Dave Thomas Blvd., Dublin, Ohio 43017.

When a stockholder returns a proxy card that is properly dated and signed, the shares represented by the proxy card will be voted by the persons named as proxies in the proxy card in accordance with the stockholder’s instructions. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned by a stockholder without specifying choices, the shares will be voted as recommended by the Board of Directors FOR the election of each of the 13 nominees for director named in Proposal 1 and FOR Proposals 2, 3 and 4.

The Company does not have cumulative voting. Under the Company’s Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and By-Laws (as amended and restated, the “By-Laws”), business transacted at the Annual Meeting is confined to the purposes stated in the Notice of Annual Meeting and any other matters that properly come before the Annual Meeting in accordance with the Certificate of Incorporation and the By-Laws. Except for the proposals described in this Proxy Statement, no other matters currently are intended to be brought before the Annual Meeting by the Company or, to the Company’s knowledge, any other person. The proxy being solicited does, however, convey discretionary authority to the persons named in the accompanying proxy card as proxies to vote on any other matters that may properly come before the Annual Meeting. A proxy may be revoked by a stockholder at any time prior to the time it is voted by giving notice of such revocation either personally or in writing to the Secretary of the Company at the address provided above.

Only holders of shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), at the close of business on March 29, 2012, their authorized representatives and invited guests of the Company will be able to attend the Annual Meeting. For your comfort and security, admission to the Annual Meeting will be by ticket only. If you are a registered stockholder (i.e., your shares are held in your name) and plan to attend the Annual Meeting, please check the appropriate box on the enclosed proxy card. Your admission ticket can be detached from the bottom portion of the proxy card. If you are a beneficial owner (i.e., your shares are held in the name of a broker, bank or other holder of record) and plan to attend the Annual Meeting, your admission ticket is either your notice regarding the availability of proxy materials or the top portion of your voting instruction form, whichever you have received. In addition, you can obtain an admission ticket in advance of the Annual Meeting by sending a written request to the Secretary of the Company at the address provided above. Please be sure to enclose proof of ownership, such as a bank or brokerage account statement or a letter from the bank or broker verifying your ownership. Stockholders who do not obtain admission tickets in advance of the Annual Meeting may obtain them upon verification of ownership at the registration desk on the day of the Annual Meeting. Admission tickets may be issued to others at the discretion of the Company.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Who is soliciting my proxy?

A:

Wendy’s Board of Directors is soliciting your proxy, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. Certain of our directors, officers and employees also may solicit proxies on the Board’s behalf by mail, telephone, e-mail or facsimile or in person. We have hired Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to assist in soliciting proxies from brokers, bank nominees and other stockholders.

Q:	Who will bear the expenses of this solicitation?

A:

The Company will pay the costs and expenses of the solicitation. Our directors, officers and employees will not receive additional remuneration for soliciting proxies. We expect that we will pay Innisfree M&A Incorporated not more than $15,000, plus reasonable out-of-pocket expenses, and we also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable costs and expenses to forward our proxy materials to the beneficial owners of our Common Stock.

Q:	Why did I receive a notice regarding the internet availability of proxy materials rather than the printed proxy statement and annual report?

A:

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making our proxy materials available to stockholders electronically via the Internet at www.proxyvote.com. On or about April 11, 2012, we will begin mailing a notice to our stockholders containing information on how to access these materials and vote online. If you received that notice, then you will not receive a printed copy of the proxy materials unless you request a printed copy by following the instructions for requesting such materials contained in the notice. Adopting this process allows the Company to reduce its overall costs and the environmental impact of printing and mailing our proxy materials.

Q:	Who is entitled to vote?

A:	All holders of record of our Common Stock at the close of business on March 29, 2012 are entitled to vote on all business transacted at the Annual Meeting.

Q:	What is the difference between a registered stockholder and a “street name” holder?

A:

If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our stock transfer agent, you are considered a stockholder of record, or a registered stockholder, of those shares.

If your shares are held by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Your broker, bank or other nominee does not have authority to vote your shares on Proposals 1, 2 or 4 without receiving instructions from you. Your broker, bank or other nominee should have enclosed, or should provide, a notice regarding the internet availability of proxy materials or a voting instruction form for you to use in directing it how to vote your shares.

Q:	What should I do with these materials?

A:

Please carefully read and consider the information contained in this Proxy Statement, and then vote your shares as soon as possible to ensure that your shares will be represented at the Annual Meeting. You may vote your shares prior to the Annual Meeting even if you plan to attend the Annual Meeting in person.

Q:	How do I vote?

A:	You may vote before the Annual Meeting in one of the following ways:

•	Visit the website shown on your proxy card, notice of internet availability of proxy materials or voting instruction form to vote using the Internet;

•	Use the toll-free number shown on your proxy card, notice of internet availability of proxy materials or voting instruction form to vote using the telephone; or

•	Complete, sign, date and return the enclosed proxy card or voting instruction form in the enclosed postage-paid envelope if you have requested and received our proxy materials by mail.

If you are a registered stockholder, you may also vote your shares in person at the Annual Meeting. If you hold your shares in street name, then you must obtain a proxy from the broker, bank or other nominee who holds the shares on your behalf in order to vote those shares in person at the Annual Meeting.

Q:	What does it mean if I receive more than one proxy card, notice regarding the internet availability of proxy materials or voting instruction form?

A:

It means that you have multiple accounts at our stock transfer agent or with brokers, banks or other nominees. Please follow the instructions set forth on each proxy card, notice of internet availability of proxy materials or voting instruction form you receive to ensure that all your shares are voted.

Q:	What is the deadline for submitting a proxy?

A:

In order to be counted, proxies submitted by telephone or the Internet must be received by 11:59 p.m. (EDT) on May 23, 2012. Proxies submitted by mail must be received prior to the start of the Annual Meeting.

Q:	What constitutes a quorum?

A:

At the close of business on March 29, 2012, the Company had 390,048,318 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder to one vote. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast at the Annual Meeting will constitute a quorum. “Broker non-votes” and shares as to which a stockholder abstains will be included for purposes of determining whether a quorum is present at the Annual Meeting.

Q:	What are abstentions and broker non-votes and how do they affect voting?

A:

Abstentions. If you specify on your proxy card that you “abstain” from voting on an item (or, with respect to the election of directors, you specify on your proxy card that you “withhold” your votes from one or more director nominees), your shares will be counted as present and entitled to vote for the purpose of establishing a quorum. Abstentions will be the equivalent of an “against” vote on proposals that require the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting (Proposal 2) or the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting (Proposals 3 and 4). With respect to the election of directors (Proposal 1), a “withhold” vote for a director nominee will be the equivalent of a vote “against” such nominee, since the By-Laws provide that each nominee for director shall be elected by the affirmative vote of a majority of the votes cast with respect to that nominee’s election.

Broker Non-Votes. Under the rules of The NASDAQ Stock Market (“NASDAQ”), if your shares are held in street name, then your broker has discretion to vote your shares without instructions from you on certain “routine” proposals, such as the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3). Your broker does not, however, have such discretion on the election of directors (Proposal 1), the amendments to the Certificate of Incorporation to give stockholders the ability to call special meetings (Proposal 2) or the advisory vote on executive compensation (Proposal 4). If you do not provide your broker with voting instructions for these proposals, then your broker will be unable to vote on these proposals and will report your shares as “non-votes” on these proposals. Like abstentions, broker non-votes are counted as present for the purpose of establishing a quorum, but, unlike abstentions, they are not counted for the purpose of determining the number of shares present (in person or by proxy) and entitled to vote on particular proposals. As a result, broker non-votes (i) will not be included in the tabulation of voting results for proposals that require the affirmative vote of (a) a majority of the votes cast with respect to a director nominee’s election (Proposal 1) or (b) a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting (Proposal 4) and (ii) will be the equivalent of votes “against” proposals that require the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting (Proposal 2). Because brokers are entitled to vote on Proposal 3, we do not anticipate any broker non-votes with regard to that proposal.

Q:	What am I being asked to vote on?

A:	You are being asked to vote on the following four proposals:

(1)	to elect 13 directors to hold office until the Company’s next annual meeting of stockholders (Item 1 on the Company’s proxy card);

(2)	to approve amendments to the Certificate of Incorporation to give stockholders the ability to call special meetings (Item 2 on the Company’s proxy card);

(3)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012 (Item 3 on the Company’s proxy card); and

(4)	to approve an advisory resolution on executive compensation (Item 4 on the Company’s proxy card).

Q:	What vote is needed to elect the nominees for director?

A:

Pursuant to the By-Laws, each of the 13 director nominees must receive the affirmative vote of a majority of the votes cast with respect to that nominee’s election to be elected at the Annual Meeting. If you hold shares of Common Stock through a broker, bank or other nominee, your broker, bank or other nominee will vote your shares for you if you provide instructions on how to vote the shares. In the absence of instructions, however, brokers, banks and other nominees do not have the authority to vote your shares for the election of directors. Accordingly, it is important that you provide voting instructions to your broker, bank or other nominee, so that your shares may be voted in the election of directors.

Q:	What vote is needed to adopt the amendments to the Certificate of Incorporation to give stockholders the ability to call special meetings?

A:

The affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve this proposal. If you hold shares of Common Stock through a broker, bank or other nominee, your broker, bank or other nominee will vote your shares for you if you provide instructions on how to vote the shares. In the absence of instructions, however, brokers, banks and other nominees do not have the authority to vote your shares for the approval of the amendments to the Certificate of Incorporation. Accordingly, it is important that you provide voting instructions to your broker, bank or other nominee, so that your shares may be voted on this proposal.

Q:	What vote is needed to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012?

A:	The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal.

Q:	What vote is needed to approve the advisory resolution on executive compensation?

A:

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. This vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, the Compensation Committee will review the voting results on this proposal and take such results into consideration when making future decisions regarding executive compensation as it deems appropriate.

Q:	If I am a stockholder of record and I deliver my signed proxy or voting instruction card but do not indicate how I want to vote on the proposals, how will my shares be voted?

A:

If you respond but do not indicate how you want to vote on the proposals, your proxy will be counted as a vote in accordance with the recommendations of the Board of Directors FOR the election of each of the 13 nominees for director named in Proposal 1 and FOR Proposals 2, 3 and 4.

Q:	May I change my vote after I have delivered my proxy or voting instruction card?

A:	Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting.

You may revoke your proxy by giving notice of revocation either personally or in writing to the Secretary of the Company. You also may revoke your proxy by submitting a later-dated proxy by mail, by telephone, by Internet or by attending and voting in person at the Annual Meeting. Your attendance at the Annual Meeting alone will not revoke a previously-submitted proxy.

If your shares are held in an account with a broker, bank or other nominee, you should contact your broker, bank or other nominee if you wish to change your vote or revoke your proxy.

Q:	How do Messrs. Nelson Peltz, Peter W. May and Edward P. Garden intend to vote?

A:

The Company has been informed that the shares of Common Stock beneficially owned as of the record date by Nelson Peltz, Peter W. May and Edward P. Garden representing, in the aggregate, approximately 27.7% of the votes entitled to be cast at the Annual Meeting, will be voted in accordance with the recommendations of the Board of Directors FOR the election of each of the 13 nominees for director named in Proposal 1 and FOR Proposals 2, 3 and 4.

Q:	Whom should I call with questions?

A:

Please call Innisfree M&A Incorporated, the Company’s proxy solicitor, at (888) 750-5834 with any questions about the Annual Meeting. Banks, brokers and other nominees can call collect at (212) 750-5833.

PROPOSAL 1

ELECTION OF DIRECTORS

(Item 1 on the Company’s Proxy Card)

In accordance with the Company’s By-Laws, the Board of Directors has fixed the size of the Board at 13 directors. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the 13 persons named below for election as directors of the Company at the Annual Meeting. Each of the 13 nominees is presently serving as a director of the Company, and each nominee, other than Emil J. Brolick, was elected as a director at the Company’s 2011 annual meeting of stockholders. Mr. Brolick was appointed by the Board as a director of the Company effective September 12, 2011 in connection with his appointment as the President and Chief Executive Officer of the Company.

The Board of Directors recommends that the 13 nominees named below be elected as directors of the Company at the Annual Meeting. If elected, each of the nominees will hold office until the Company’s next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. The persons named as proxies in the accompanying proxy card will vote FOR the election of each of the nominees unless a stockholder directs otherwise.

Each nominee has consented to be named and to continue to serve as a director if elected at the Annual Meeting. The Company is unaware of any reason why any nominee would be unwilling or unable to serve as a director if elected. Should, however, any nominee be unwilling or unable to serve as a director at the time of the Annual Meeting, the persons named as proxies in the accompanying proxy card will vote for the election of such substitute person for such directorship as the Board of Directors may recommend.

Certain information regarding each director nominee, including his or her business experience and public company directorships during the past five years, is set forth below. Unless otherwise indicated, all nominees have had the indicated principal occupations for the past five years.

Name of Director	Business Experience During Past Five Years, Age and Other Information

Nelson Peltz

Mr. Peltz has been a director of the Company since April 1993 and has served as non-executive Chairman since June 2007. He served as Chairman and Chief Executive Officer of the Company and as a director or manager and officer of certain of the Company’s subsidiaries from April 1993 through June 2007. Additionally, Mr. Peltz has been Chief Executive Officer and a founding partner of Trian Fund Management, L.P. (“Trian Partners”), a management company for various investment funds and accounts, since November 2005. From its formation in January 1989 to April 1993, Mr. Peltz was Chairman and Chief Executive Officer of Trian Group, Limited Partnership (“Trian Group”), which provided investment banking and management services for entities controlled by Mr. Peltz and Peter W. May. From 1983 to December 1988, Mr. Peltz was Chairman and Chief Executive Officer and a director of Triangle Industries, Inc. (“Triangle Industries”), which, through wholly-owned subsidiaries, was, at that time, a manufacturer of packaging products, copper electrical wire and cable and steel conduit and currency and coin handling products. Mr. Peltz has also served as a director of Legg Mason, Inc. since October 2009, as a director of H. J. Heinz Company since September 2006, and as a director of Trian Acquisition I Corp. since October 2007. Mr. Peltz also served as a director of Deerfield Capital Corp. (predecessor to CIFC Corp., “CIFC”) from December 2004 to December 2007. Mr. Peltz is the father-in-law of Edward P. Garden. Mr. Peltz is 69 years of age.

Name of Director	Business Experience During Past Five Years, Age and Other Information

Mr. Peltz has more than 40 years of business and investment experience, has served as the chairman and chief executive officer of public companies for over 20 years and, since 2005, has served as Chief Executive Officer of Trian Partners. Over that entire period, he has developed extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved. As a result, Mr. Peltz has strong operating experience and strategic planning skills and has strong relationships with institutional investors, investment banking/capital markets advisors and others that can be drawn upon for the Company’s benefit.

Peter W. May

Mr. May has been a director of the Company since April 1993 and has served as non-executive Vice Chairman since June 2007. He served as the President and Chief Operating Officer of the Company and also as a director or manager and officer of certain of the Company’s subsidiaries from April 1993 through June 2007. Additionally, Mr. May has been President and a founding partner of Trian Partners since November 2005. From its formation in January 1989 to April 1993, Mr. May was President and Chief Operating Officer of Trian Group. He was President and Chief Operating Officer and a director of Triangle Industries from 1983 until December 1988. Mr. May has also served as a director of Tiffany & Co. since May 2008, and as a director of Trian Acquisition I Corp. since October 2007. Mr. May also served as a director of Encore Capital Group, Inc. from February 1998 through May 2007, and as a director of CIFC from December 2007 to June 2010. Mr. May is 69 years of age.

Mr. May has more than 40 years of business and investment experience, has served as the president and chief operating officer of public companies for over 20 years and, since 2005, has served as President of Trian Partners. Over that entire period, he has developed extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved. As a result, Mr. May has strong operating experience and strategic planning skills and has strong relationships with institutional investors, investment banking/capital markets advisors and others that can be drawn upon for the Company’s benefit.

Emil J. Brolick

Mr. Brolick has been a director and the President and Chief Executive Officer of the Company since September 2011. Prior to his election as President and Chief Executive Officer, Mr. Brolick served from June 2008 to September 2011 as Chief Operating Officer of Yum! Brands, Inc. (“YUM Brands”) and as President of two of YUM Brand’s U.S. operating segments, Long John Silver’s and A&W All American Food Restaurants. From December 2006 to June 2008, Mr. Brolick served as President of U.S. Brand Building for YUM Brands. Prior to that, Mr. Brolick served as President and Chief Concept Officer of Taco Bell, a position he held from July 2000 to November 2006. Prior to joining Taco Bell in July 2000, Mr. Brolick worked at Wendy’s International, Inc. (“Wendy’s International”) for 12 years (prior to the Company’s acquisition of Wendy’s International), lastly serving as Senior Vice President of New Product Marketing, Research and Strategic Planning. Mr. Brolick is 63 years of age.

Name of Director	Business Experience During Past Five Years, Age and Other Information

Mr. Brolick has extensive experience as an executive in the quick service restaurant industry, including many years serving in a senior leadership position with YUM and Taco Bell, as well as previous experience in senior leadership positions with Wendy’s International. Much of Mr. Brolick’s business experience relates to marketing, brand building and operations, all of which are particularly important to the Company’s business.

Clive Chajet

Mr. Chajet has been a director of the Company since June 1994. He has been Chairman of Chajet Consultancy, L.L.C., a consulting firm specializing in identity and image management, since January 1997. Prior to that time, Mr. Chajet was Chairman of Lippincott & Margulies Inc., a consulting firm specializing in identity and image management, from 1983 to January 1997. Mr. Chajet is 75 years of age.

Mr. Chajet is an internationally recognized corporate identity and branding specialist. Much of the value of Wendy’s is derived from the values of its brands, and Mr. Chajet frequently participates in discussions and planning by the Board of Directors with respect to branding issues and strategies.

Edward P. Garden

Mr. Garden has been a director of the Company since December 2004. He served as Vice Chairman of the Company from December 2004 through June 2007 and as Executive Vice President of the Company from August 2003 until December 2004. Additionally, Mr. Garden has been Chief Investment Officer and a founding partner of Trian Partners since November 2005. From 1999 to 2003, Mr. Garden was a managing director of Credit Suisse First Boston, where he served as a senior investment banker in the Financial Sponsors Group. From 1994 to 1999, he was a managing director at BT Alex Brown where he was a senior member of the Financial Sponsors Group and, prior to that, co-head of Equity Capital Markets. Mr. Garden has also served as a director of Family Dollar Stores, Inc. since September 2011, and as a director of Trian Acquisition I Corp. since October 2007. Mr. Garden also served as a director of Chemtura Corporation from January 2007 through March 2009. Mr. Garden is the son-in-law of Nelson Peltz. Mr. Garden is 50 years of age.

Mr. Garden has served as a director and senior executive of several public companies and has over 25 years of experience advising, financing, operating and investing in companies. During the past several years, Mr. Garden, as Chief Investment Officer of Trian Partners, has worked with management teams and boards of directors to implement operational improvements. Prior to that, Mr. Garden worked with financial sponsors, executing financings through the issuance of bank debt, corporate bonds and equity capital, and providing strategic advisory services. As a result, he has strong operating experience and a network of relationships with institutional investors and investment banking/capital markets advisors that he can utilize for the Company’s benefit.

Janet Hill

Ms. Hill has been a director of the Company since September 2008. She served as a director of Wendy’s International from 1994 until its merger with a subsidiary of the Company in September 2008. Ms. Hill is a principal in her family’s office, Hill Family Advisors, where she oversees the family’s investments. From 1981 until her retirement in 2010, Ms. Hill was Vice President of Alexander & Associates, Inc., a management consulting

Name of Director	Business Experience During Past Five Years, Age and Other Information

business in Washington, D.C. which she owned and managed, where she provided corporate planning, advice and analysis to directors, executives and managers in the areas of human resource planning, corporate responsibility, corporate communications and government consultation. Ms. Hill also serves as a director of Dean Foods Company and Sprint Nextel Corporation. Ms. Hill served as a director of Nextel Communications, Inc. from 1999 until its merger in 2005 with a subsidiary of Sprint Corporation. Ms. Hill is 64 years of age.

Ms. Hill has served on eight corporate boards over the past 20 years, including valuable service on compensation, governance and audit committees. She provides the Board with extensive knowledge and experience in all areas of contemporary corporate governance. Ms. Hill assisted in the development of the Directors’ Education Institute at Duke University, and has served as a presenter in numerous university-sponsored programs for corporate directors including at Duke University, the University of Maryland and the University of Pennsylvania. Through her corporate consulting firm, which she owned and managed for 30 years, Ms. Hill has advised hundreds of companies and senior executives in the areas of human resources and workforce inclusiveness, both of which are important to the Company’s business.

Joseph A. Levato

Mr. Levato has been a director of the Company since June 1996. Mr. Levato served as Executive Vice President and Chief Financial Officer of the Company and certain of its subsidiaries from April 1993 to August 1996, when he retired from the Company. He was Senior Vice President and Chief Financial Officer of Trian Group from January 1992 to April 1993. From 1984 to December 1988, he served as Senior Vice President and Chief Financial Officer of Triangle Industries. Mr. Levato is 70 years of age.

Mr. Levato has extensive experience with industrial, financial and consumer-related businesses. Through this experience, Mr. Levato provides the Board with an intimate knowledge of regulatory matters relevant to public company audit and compensation committees. Mr. Levato has acquired financial sophistication by virtue of his experience and background, and the Board of Directors has determined him to be an “audit committee financial expert” within the meaning of SEC regulations. Mr. Levato currently serves as Chairman of the Board’s Audit Committee.

J. Randolph Lewis

Mr. Lewis has been a director of the Company since September 2008. He served as a director of Wendy’s International from 2004 until its merger with a subsidiary of the Company in September 2008. Mr. Lewis is Senior Vice President, Supply Chain and Logistics, of Walgreen Co., the largest drugstore chain in the United States. Mr. Lewis joined Walgreen Co. in March 1992 as Divisional Vice President, Logistics and Planning. He was promoted to his current position in 1999. Prior to joining Walgreen Co., Mr. Lewis was a partner in the consulting division of Ernst & Young. Mr. Lewis is 62 years of age.

Mr. Lewis’ experience as a senior executive with Walgreen Co., the nation’s largest drugstore chain with net sales of $72.2 billion in fiscal 2011, as well as his previous experience serving as a director of Wendy’s International, gives him substantial insights into effective strategies for providing consumer goods and services conveniently, managing large retail store networks, operating in a

Name of Director	Business Experience During Past Five Years, Age and Other Information

highly competitive marketplace, enhancing the customer experience, and reducing costs and improving productivity, all of which are important to the Company’s business.

Peter H. Rothschild

Mr. Rothschild has been a director of the Company since May 2010. Mr. Rothschild has been the Managing Member of Daroth Capital LLC, a financial services company, since its founding in 2001 and the President and CEO of its wholly-owned subsidiary, Daroth Capital Advisors LLC, a securities broker-dealer, since 2002. Prior to founding Daroth Capital, Mr. Rothschild was a Managing Director and Co-Head of the Leveraged Finance and Industrial Finance groups at Wasserstein Perella, the predecessor company to Dresdner Kleinwort Wasserstein, where he served from 1996 to 2001. From 1990 to 1996, Mr. Rothschild was a Senior Managing Director and Head of the Natural Resources Group at Bear, Stearns & Co. Inc. and was one of the founders of the firm’s Leveraged Finance and Financial Buyer Coverage groups. From 1984 to 1990, Mr. Rothschild was a Managing Director and Head of the Industrial Group at Drexel Burnham Lambert. Mr. Rothschild served as a member of the board of directors of CIFC from December 2004 to April 2011 and served as the Interim Chairman of CIFC’s board of directors from April 2007 to April 2011. Mr. Rothschild previously served as a director of Wendy’s International from March 2006 until its merger with a subsidiary of the Company in September 2008. Mr. Rothschild is 56 years of age.

Mr. Rothschild has been employed as an investment banker since 1981. He has served on the board of directors of numerous companies, including Wendy’s International and CIFC, where he served as Interim Chairman. Mr. Rothschild provides the Board with extensive knowledge and experience in finance, mergers and acquisitions, capital raising, restructurings and restaurant companies, all of which are important to the Company’s business.

David E. Schwab II

Mr. Schwab has been a director of the Company since October 1994. Mr. Schwab has been a Senior Counsel with the law firm of Cowan, Liebowitz & Latman, P.C., New York, NY, since January 1998. Prior to that time, he was a partner with the law firm of Schwab Goldberg Price & Dannay, New York, NY, for more than five years. Mr. Schwab also serves as Chair Emeritus of the Board of Trustees and as Chair of the Executive Committee of Bard College. Mr. Schwab is 80 years of age.

In addition to his training and experience as an attorney, Mr. Schwab provides the Board with more than 50 years of knowledge and experience, including as a director, partner and stockholder, regarding the management, operation and governance of both public and private companies.

Roland C. Smith

Mr. Smith has been a director of the Company since June 2007. He served as Chief Executive Officer of the Company from June 2007 to September 2011, as President of the Company from September 2008 to September 2011 and as Special Adviser to the Company from September 2011 to December 2011. He also served as Chief Executive Officer of Wendy’s International from September 2008 to September 2011. Mr. Smith served as the Chief Executive Officer of Arby’s Restaurant Group, Inc. (“Arby’s”) from April 2006 to September 2008, as President of Arby’s from April 2006 to June 2006 and as interim President of

Name of Director	Business Experience During Past Five Years, Age and Other Information

Arby’s from January 2010 to May 2010. Mr. Smith served as President and Chief Executive Officer of American Golf Corporation and National Golf Properties from February 2003 to November 2005. Prior to that, Mr. Smith served as President and Chief Executive Officer of AMF Bowling Worldwide, Inc. from April 1999 to January 2003. Mr. Smith served as President and Chief Executive Officer of Arby’s predecessor, Arby’s, Inc., from February 1997 to April 1999. Mr. Smith also serves as Chairman of the Board of Directors of Carmike Cinemas, Inc. Mr. Smith is 57 years of age.

Mr. Smith has extensive experience as an executive in the quick service restaurant industry, including many years with the Company and its subsidiaries. He also has substantial experience as an executive or director of non-restaurant businesses operating at multiple locations and providing products and services that consumers purchase as discretionary items. Much of Mr. Smith’s business experience relates to operations and marketing, both of which are particularly important to the Company’s business. He also has considerable experience as a public company director, including experience as chairman of the board. Mr. Smith provides the Board with valuable insights into the challenges and opportunities presented by all aspects of the Company’s operations.

Raymond S. Troubh

Mr. Troubh has been a director of the Company since June 1994. He has been a financial consultant for more than 20 years, and previously served as a Governor of the American Stock Exchange and as a general partner of Lazard Freres & Co., an investment banking firm. Mr. Troubh is currently a director of Diamond Offshore Drilling, Inc., General American Investors Company and Gentiva Health Services, Inc. Mr. Troubh served as a director of Sun-Times Media Group, Inc. from January 2006 to July 2007. Mr. Troubh is 85 years of age.

During the course of his career, Mr. Troubh has served as a director of over 30 public companies of varying degrees of size and complexity, and has served as chairman of the compensation and audit committees of many of those companies. Mr. Troubh provides the Board with extensive knowledge and experience in public company regulatory matters in general, and corporate governance matters in particular.

Jack G. Wasserman

Mr. Wasserman has been a director of the Company since March 2004. Mr. Wasserman has practiced law as a solo practitioner since September 2001. Prior to that time, he was a senior partner with the law firm of Wasserman, Schneider, Babb & Reed (and its predecessors), New York, NY, from 1966 until September 2001. Mr. Wasserman serves as a director of Icahn Enterprises G.P., Inc., the general partner of Icahn Enterprises L.P., and previously served as a director of two of its subsidiaries—American Casino & Entertainment Properties LLC, from 2003 until its sale in 2008, and National Energy Group, Inc., from 1999 until its sale in 2006. Mr. Wasserman also serves as a director of Cadus Corporation. Mr. Wasserman is 75 years of age.

Mr. Wasserman’s extensive law practice and service on boards of directors of public companies have involved him in a wide range of business activities for domestic and foreign companies. Mr. Wasserman’s law firm concentrated its practice in international trade and related corporate matters, primarily for Fortune 500-type companies operating in a broad range of industries, and he has

Name of Director	Business Experience During Past Five Years, Age and Other Information

substantial experience in trans-border transactions. His experience includes currently serving as Chairman of the Audit Committee of the Board of Directors of Icahn Enterprises, L.P., a diversified holding company engaged in a variety of business segments, including investment management, automotive, metals, real estate, home fashion, railcar and food/packaging. As a result, Mr. Wasserman is proficient in understanding financial statements and provides the Board with valuable knowledge and experience in evaluating business strategies and advising corporate management on numerous types of complex business issues and transactions.

Required Vote

The affirmative vote of a majority of the votes cast with respect to a director nominee’s election is required to elect such nominee. A “withhold” vote for a director nominee will be the equivalent of a vote “against” such nominee. Broker non-votes will not be included in the tabulation of voting results for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

THE ELECTION OF EACH OF THESE 13 DIRECTOR NOMINEES

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the current executive officers of the Company, all of whom are U.S. citizens.

Name	Age	Positions

Emil J. Brolick	63	Director; President and Chief Executive Officer

Stephen E. Hare	58	Senior Vice President and Chief Financial Officer

John D. Barker	49	Senior Vice President and Chief Communications Officer

Steven B. Graham	58	Senior Vice President and Chief Accounting Officer

R. Scott Toop	57	Senior Vice President, General Counsel and Secretary

Darrell G. van Ligten	47	Senior Vice President – Strategic Development, and President of the Company’s principal international subsidiaries (excluding Canada)

Set forth below is certain additional information concerning the persons listed above (other than Mr. Brolick, for whom such information has been provided above under the caption “Proposal 1, Election of Directors.”

Stephen E. Hare has served as Senior Vice President and Chief Financial Officer of the Company since September 2007. Mr. Hare also serves as Chief Financial Officer of Wendy’s International, a position he has held since December 2008. He served as Chief Financial Officer of Arby’s from December 2008 until the Company’s sale of Arby’s in July 2011. Previously, he served as Executive Vice President of Cadmus Communications Corporation (“Cadmus”) and as President of Publisher Services Group, a division of Cadmus, from January 2003 to June 2006. Prior to that, Mr. Hare served as Executive Vice President, Chief Financial Officer of Cadmus from September 2001 to January 2003. Mr. Hare is a director of Hanger Orthopedic Group, Inc., a publicly traded company that provides orthotic and prosthetic patient care services and related products and services.

John D. Barker has served as Senior Vice President and Chief Communications Officer of the Company since September 2008. Mr. Barker previously served as Senior Vice President, Corporate Affairs and Investor Relations at Wendy’s International, a company he joined in May 1996 as Vice President of Investor Relations. Mr. Barker was Manager of Investor Relations and Financial Communications for American Greetings Corp. in Cleveland, OH from 1992 to 1996, and he previously held positions as a Business Editor for The Plain Dealer newspaper in Cleveland, OH, a Business Editor for The Beaver County Times near Pittsburgh, PA and a News Desk Editor for The Observer-Reporter in Washington, PA. Mr. Barker is a trustee of the Dave Thomas Foundation for Adoption and the Metro Atlanta Chamber.

Steven B. Graham has served as Senior Vice President and Chief Accounting Officer of the Company since September 2007. Mr. Graham also serves as Senior Vice President and Chief Accounting Officer of Wendy’s International, a position he has held since February 2009. Mr. Graham served as Senior Vice President, Corporate Controller of Arby’s from January 2007 until the Company’s sale of Arby’s in July 2011. From October 2006 through December 2006, he served as Vice President, Assistant Corporate Controller of Arby’s. Mr. Graham served as Corporate Controller at Princeton Review LLC from April 2004 to September 2006. Prior to that, he served as Vice President—Controller of Sbarro, Inc. from January 2000 to March 2004 and as Controller of Sbarro, Inc. from April 1994 to January 2000.

R. Scott Toop has served as Senior Vice President, General Counsel and Secretary of the Company since January 2012. Prior to joining the Company, Mr. Toop served as Executive Vice President and General Counsel of Tim Hortons Inc. from August 2009 until January 2012. Prior to joining Tim Hortons, he worked at Yum! Brands and its predecessor, Tricon Global Restaurants Inc., serving as Vice President and Associate General Counsel from 2005 to 2009 and as Vice President and General Counsel, Kentucky Fried Chicken from 1997 to 2005. Prior to that, Mr. Toop worked at PepsiCo, Inc., where he served as Vice President and Division Counsel, Kentucky Fried Chicken from 1993 to 1997, as International Counsel from 1986 to 1990 and as an attorney for Pepsi-Cola Bottling Group from 1984 to 1986. Prior to joining PepsiCo, Mr. Toop served as a corporate associate with the law firm of Donovan Leisure Newton & Irvine in New York, NY.

Darrell G. van Ligten has served as Senior Vice President – Strategic Development of the Company since February 2009, and leads the Wendy’s brand outside of North America as President of the Company’s principal international subsidiaries (excluding Canada), a position he has held since February 2010. Prior to the Company’s sale of Arby’s in July 2011, he also led the Arby’s brand outside of North America. Prior to joining the Company, Mr. van Ligten was a partner of Regent Golf, a private club management company he co-founded in 2007. From 2006 to 2007, he was an Executive-In-Residence at Catalytic Capital. Mr. van Ligten served as Senior Vice President, Marketing and Operation Services of American Golf Corp. from 2003 to 2006. He served as General Manager, Toybox Group at Toys R Us, Inc. from 2001 to 2003. Prior to that, Mr. van Ligten held management positions in Strategic Planning and Marketing at Tricon Global Restaurants, Inc. (predecessor to Yum! Brands), Arby’s, Inc., Taco Bell Corp. and PepsiCo, Inc.

The term of office of each executive officer is until the organizational meeting of the Board following the next annual meeting of the Company’s stockholders and until his successor is elected and qualified, or until his earlier death, resignation, retirement or removal.

CORPORATE GOVERNANCE

Independence of Directors

Under the listing requirements and rules of NASDAQ, the Board of Directors must have a majority of directors who meet the criteria for independence required by NASDAQ. Pursuant to Wendy’s Corporate Governance Guidelines (the “Corporate Governance Guidelines”), the Board is required to determine whether each director satisfies the criteria for independence based on all of the relevant facts and circumstances. No director qualifies as independent unless the Board of Directors affirmatively determines that such director has no relationship which, in the opinion of the Board, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In accordance with the Corporate Governance Guidelines, the Board of Directors has adopted director independence categorical standards (the “Independence Standards”) to assist the Board in determining the independence of Wendy’s directors, a current copy of which is available at the Company’s website at www.aboutwendys.com. Pursuant to the Independence Standards, the following relationships will be deemed to preclude a director from qualifying as independent:

•

the director is, or has been within the last three years, an employee of the Company, or an immediate family member of the director is, or has been within the last three years, an executive officer of the Company;

•

the director or an immediate family member of the director has accepted, during any 12-month period within the last three years, more than $120,000 in compensation from the Company, other than (i) compensation for board or board committee service, (ii) compensation paid to an immediate family member who is a non-executive employee of the Company or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•

the director or an immediate family member of the director (i) is a current partner of the Company’s outside auditor or (ii) was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the past three years;

•

the director or an immediate family member of the director is employed as an executive officer of another entity where at any time during the past three years any of the Company’s executive officers served on the compensation committee of such other entity; or

•

the director or an immediate family member of the director is a partner in, or a controlling shareholder or an executive officer of, any organization (including a non-profit organization, foundation or university) to which the Company made, or from which the Company received, payments for property or services in the current fiscal year or any of the past three fiscal years that exceed the greater of $200,000 or 5% of the recipient’s consolidated gross revenues for that year, other than (i) payments arising solely from investments in the Company’s securities and (ii) payments under non-discretionary charitable contribution matching programs.

The foregoing clauses are to be interpreted by the Board of Directors taking into account any commentary or other guidance provided by NASDAQ with respect to NASDAQ Listing Rule 5605.

The Independence Standards provide that the relationship between the Company and an entity for which a director serves solely as a non-management director is not by itself material. The Independence Standards also provide that employment for less than one year as an interim Chairman, CEO or other executive officer will not automatically disqualify a director from being considered independent following such interim employment (although the Board will consider such former employment and any compensation received when making its independence determinations). Any other relationship or transaction not described above will not preclude a director from qualifying as independent unless: (i) the director has a “direct or indirect material interest” in such relationship or transaction within the meaning of Item 404(a) of Regulation S-K and the material terms of the relationship or transaction are materially more favorable to the director than those that would be offered at the time and in comparable circumstances to persons unaffiliated with the Company; or (ii) the Board of Directors, in exercising its judgment in light of all the facts and circumstances, determines that the relationship or transaction interferes with the director’s exercise of independent judgment in carrying out the responsibilities of a director. For purposes of the Independence Standards, references to the “Company” include any parent or subsidiary of the Company (i.e., entities the Company controls and consolidates in its financial statements).

During the first quarter of 2012, the Nominating and Corporate Governance Committee and the Board of Directors considered and reviewed the various transactions and relationships identified through responses to annual questionnaires that directors or nominees for director are required to complete, as well as data collected by management and presented to the Nominating and Corporate Governance Committee and to the Board of Directors related to transactions and relationships during the past three years between Wendy’s, on the one hand, and each of the directors and director nominees (including their immediate family members and business, charitable and other affiliates), on the other hand. As a result of this review, the Board of Directors determined that Messrs. Chajet, Levato, Lewis, Rothschild, Schwab, Troubh and Wasserman, and Ms. Hill, qualified as independent directors under NASDAQ rules and the Independence Standards.

In making its independence determinations with respect to Messrs. Levato, Lewis, Rothschild, Schwab, Troubh and Wassserman, the Board noted that these directors did not have any transactions or relationships with the Company during the past three years. In making its independence determinations with respect to Mr. Chajet and Ms. Hill, the Board of Directors considered the following transactions and relationships that occurred during the past three years, each of which was deemed by the Board not to interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director:

•

for Mr. Chajet, the Board considered charitable contributions by the Company in 2009 and 2010 in the amounts of $25,000 and $30,000, respectively, to the 92nd Street Y, a non-profit entity for which Mr. Chajet serves as an honorary director; and

•

for Ms. Hill, the Board considered (i) payments for telecommunications services by the Company and its subsidiaries in 2009, 2010 and 2011 in the amounts of $1,586,540, $1,927,611 and $1,604,031, respectively, to Sprint Nextel Corporation, a corporation for which Ms. Hill serves as a non-management director, and (ii) that Ms. Hill serves as a non-management director of Dean Foods Company, one of the leading food and beverage companies in the United States, and that Wendy’s, Arby’s and their respective franchisees, through independent third party distributors, purchased products from Dean Foods Company and its subsidiaries during 2009, 2010 and 2011.

Board Leadership Structure

The Board of Directors is currently led by Nelson Peltz, our non-executive Chairman, and Peter W. May, our non-executive Vice Chairman. Emil J. Brolick, our President and Chief Executive Officer, serves as a member of the Board of Directors.

Meetings of the Board of Directors are called to order and led by the Chairman or, in the absence of the Chairman, the Vice Chairman, or in the absence of both, the Chief Executive Officer. In the absence of the Chairman, the Vice Chairman and the Chief Executive Officer, a majority of the directors present may elect any director present as chairman of the meeting. Non-management directors generally meet in executive session without management after each regular Board meeting. All members of the Board are elected annually.

The Board of Directors separated the positions of Chairman and Chief Executive Officer in June 2007 when Mr. Peltz, after serving as Chairman and Chief Executive Officer of the Company from 1993 to June 2007, became non-executive Chairman and Roland C. Smith was elected as our Chief Executive Officer. The Board believes that separating these positions allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations and allows our Chairman to lead the Board of Directors in its oversight and advisory roles. Because of the many responsibilities of the Board of Directors and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Board believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. The Board also believes that having the positions of Chairman and Chief Executive Officer separated provides a clear delineation of responsibilities for each position and fosters greater accountability of management.

For the foregoing reasons, the Board of Directors has determined that its leadership structure is appropriate and in the best interests of the Company’s stockholders.

Board Meetings and Certain Committees of the Board

There were 13 meetings of the Board of Directors held during the fiscal year ended January 1, 2012. Each incumbent director who served on the Board of Directors in 2011 attended at least 75% of the meetings of the Board and its committees, as applicable, in 2011 (in each case, during such director’s period of service on the Board and its committees). While the Company does not have a formal policy regarding director attendance at stockholder meetings, the Company expects its directors to attend the Company’s annual meeting of stockholders. All of the then-incumbent directors attended the Company’s 2011 annual meeting of stockholders.

The Board has standing audit, nominating and corporate governance and compensation committees whose current functions and members are described below. As noted above, the Board of Directors has determined that each of the current members of such committees is independent as required by NASDAQ rules and listing standards. In addition, the Company has standing ERISA, capital and investment, corporate social responsibility and executive committees, the current functions and members of which are also described below. It is anticipated that, at its first meeting following the Annual Meeting, the Board will designate the directors to serve on each of these committees until the next annual meeting of stockholders.

Audit Committee. The Audit Committee is composed of Messrs. Joseph A. Levato (Chairman), Peter H. Rothschild, David E. Schwab II, Raymond S. Troubh and Jack G. Wasserman. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In furtherance of its purpose, the Audit Committee assists the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s financial statements and financial reporting process, the Company’s systems of internal accounting and financial controls and other financial information provided by the Company; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company’s financial statements, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company’s disclosure controls and procedures; (v) discussing risk assessment and risk management policies, particularly those involving the Company’s major financial risk exposures; and (vi) the fulfillment of the other responsibilities set out in its charter. The Board of Directors has determined that each of the committee members satisfies the independence and financial literacy requirements of NASDAQ and Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that at least one committee member, Mr. Levato, qualifies as an “audit committee financial expert” under applicable SEC rules and regulations and as a “financially sophisticated” audit committee member under applicable NASDAQ rules. The Audit Committee met 22 times during 2011. The report of the Audit Committee with respect to fiscal 2011 is provided below under the caption “Audit Committee Report.”

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of Messrs. David E. Schwab II (Chairman), J. Randolph Lewis, Peter H. Rothschild and Raymond S. Troubh. This committee is charged with the responsibility of: (i) identifying individuals qualified to become members of the Board of Directors, consistent with any guidelines and criteria approved by the Board of Directors; (ii) considering and recommending director nominees for the Board to select in connection with each annual meeting of stockholders; (iii) considering and recommending nominees for election to fill any vacancies on the Board of Directors and to address related matters; (iv) developing and recommending to the Board of

Directors corporate governance principles applicable to the Company; and (v) overseeing an annual evaluation of the Board of Directors’ performance. The Nominating and Corporate Governance Committee met three times during 2011.

The Board of Directors has adopted general criteria for nomination to the Board of Directors, which, as part of the Corporate Governance Guidelines, can be found on the Company’s website at www.aboutwendys.com. The Board of Directors seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Board’s assessment of potential candidates includes an individual’s qualification as independent, as well as consideration of diversity, age, educational background, other board experience and commitments, business and professional achievements, and skills and experience in the context of the needs of the Board. For this purpose, the term “diversity” includes not only concepts such as race, gender and national origin, but also differences of viewpoint and other individual qualities and attributes that contribute to Board heterogeneity. The Nominating and Corporate Governance Committee considers suggestions from any source, including stockholders, regarding possible candidates for directors. Possible candidates who have been suggested by stockholders in accordance with the rules described below are evaluated by the Nominating and Corporate Governance Committee in the same manner as are other possible candidates.

The Nominating and Corporate Governance Committee has adopted the following rules with respect to considering nominations for Board membership by stockholders: (i) the nominating stockholder must have owned, for at least six months prior to the date the nomination is submitted, shares of Common Stock or other classes of common or preferred stock, if any, entitled to vote for directors; (ii) the nomination must be received by the Nominating and Corporate Governance Committee at least 120 days before the mailing date applicable to the annual meeting for which such nomination is proposed for submission; and (iii) a detailed statement setting forth the qualifications, as well as the written consent, of each party nominated must accompany each nomination submitted.

Compensation Committee and Performance Compensation Subcommittee. The Compensation Committee is composed of Messrs. David E. Schwab II (Chairman), Clive Chajet, Joseph A. Levato and Jack G. Wasserman, and Ms. Janet Hill. The Compensation Committee is charged with discharging the responsibility of the Board of Directors relating to compensation of Wendy’s directors and executive officers, including administering such salary, compensation or incentive plans as the Compensation Committee is designated by the Board to administer, and related matters. The Compensation Committee met 13 times during 2011, including eight times in joint meetings with the Performance Compensation Subcommittee (the “Performance Committee”).

The Performance Committee is composed of Messrs. David E. Schwab II (Chairman), Clive Chajet and Jack G. Wasserman, and Ms. Janet Hill. The Performance Committee was established in 1997 to assume certain functions that were previously the responsibility of the Compensation Committee. The purpose of the Performance Committee is limited to administering Wendy’s compensation plans that are intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), including the Company’s Amended and Restated 1998 Equity Participation Plan, the Company’s Amended and Restated 2002 Equity Participation Plan, as amended, the Company’s 1999 Executive Bonus Plan, as amended, the Wendy’s International WeShare Stock Option Plan, as amended, the Wendy’s International 1990 Stock Option Plan, as amended, the Wendy’s International 2003 Stock Incentive Plan, as amended and restated, the Wendy’s International 2007 Stock Incentive Plan, as amended, the Company’s 2010 Omnibus Award Plan (the “2010 Omnibus Award Plan”) and such other salary, compensation or incentive plans as the Performance Committee is designated by the Board to administer, and related matters. The Performance Committee met nine times during 2011, including eight times in joint meetings with the Compensation Committee.

The processes and procedures that are employed by the Compensation Committee and the Performance Committee in connection with the consideration and determination of the compensation of Wendy’s executives are discussed below under the caption “Corporate Governance Matters—Activities of the Compensation Committee.”

Charters for the Audit Committee and the Nominating and Corporate Governance Committee, the joint charter for the Compensation Committee and the Performance Committee, the Corporate Governance Guidelines and the Company’s Code of Business Conduct and Ethics (including code of ethics provisions that apply to Wendy’s principal executive, financial and accounting officers) can be found on the Company’s website at www.aboutwendys.com and are also available in print, free of charge, to any stockholder who requests them.

ERISA Committee. The ERISA Committee is composed of Messrs. Jack G. Wasserman (Chairman), Joseph A. Levato and J. Randolph Lewis. This committee has general oversight responsibility with respect to the operation of each pension, profit sharing, thrift or other retirement plan and each ERISA welfare benefit plan maintained by the Company or any direct or indirect subsidiary of the Company that is at least 80% owned by the Company, excluding any plan of a subsidiary that is organized under the laws of a jurisdiction other than the United States or a state or territory thereof and the plans of which are not subject to ERISA.

Capital and Investment Committee. The Capital and Investment Committee is composed of Messrs. Nelson Peltz (Chairman), Peter W. May and Emil J. Brolick. This committee is responsible for (i) approving the investment of excess funds (i.e., funds not currently required for operations or acquisitions) of Wendy’s and its direct and indirect subsidiaries and (ii) exercising approval authority for certain transactions (such as capital expenditures, acquisitions, dispositions and borrowings) within amounts specified by the Board.

Corporate Social Responsibility Committee. The Corporate Social Responsibility Committee is composed of Messrs. Nelson Peltz (Chairman), Peter W. May and Joseph A. Levato. This committee is responsible for reviewing and approving the charitable contributions to be made on behalf of Wendy’s (subject to review and approval by the Audit Committee of any proposed charitable contribution that would constitute a related party transaction) and recommending to the Board the maximum amount of charitable contributions to be made by Wendy’s in any fiscal year.

Executive Committee. The Executive Committee is composed of Messrs. Nelson Peltz (Chairman), Clive Chajet, Peter W. May, David E. Schwab II and Emil J. Brolick. During intervals between meetings of the Board of Directors, the Executive Committee has and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company including, without limitation, all such powers and authority as may be permitted under Section 141(c)(2) of the Delaware General Corporation Law.

Executive Sessions of the Board of Directors

The Board of Directors holds executive sessions whereby non-management directors meet in regularly scheduled sessions without any members of the Company’s management present. Mr. Nelson Peltz or, in his absence, Mr. Peter W. May, presides over these sessions. In addition, the Board also meets at least twice a year in executive session with only independent directors present. The chairpersons of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee rotate presiding over these executive sessions (with Mr. Levato presiding in 2010, Mr. Schwab presiding in 2011 and Mr. Levato presiding in 2012).

Risk Oversight

The Board of Directors provides oversight with respect to the Company’s risk assessment and risk management activities, which are designed to identify, prioritize, assess, monitor and mitigate material risks to the Company, including financial, operational, compliance and strategic risks. The Board administers this oversight function through its Audit Committee, its Compensation Committee and a risk oversight committee comprised of members of the Company’s senior management. The Audit Committee focuses on financial risks, including reviewing with management, the Company’s internal auditors and the Company’s outside auditors the Company’s major risk exposures (with particular emphasis on financial risk exposures), the adequacy and effectiveness of the Company’s accounting and financial controls and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Compensation Committee considers risks presented by the Company’s compensation policies and practices for its executive officers and other officers and employees. The management risk oversight committee considers all categories of enterprise risk, including risks allocated by the Board of Directors to the Audit Committee or the Compensation Committee, as well as other operational, compliance and strategic risks. All of these committees report directly to the Board.

In February 2012, the Compensation Committee and its independent advisors met with management to review management’s conclusion that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. With respect to that conclusion, management reviewed with the Compensation Committee the various factors underlying management’s conclusion, including the performance objectives and target levels used in connection with the Company’s incentive awards, as well as the features of the Company’s compensation plans that are designed to mitigate compensation-related risk, including the following:

•	plan and award metrics are tied directly to overall profitability;

•

various methods for delivering compensation are utilized, including cash-based and equity-based incentives with different time horizons that provide a balanced mix of both short-term and long-term incentives;

•

annual payouts are not paid until the Company’s financial statements are audited by the Company’s independent registered public accounting firm and plan results are certified by the Chief Financial Officer;

•	performance-based awards have fixed maximum payouts;

•	the Compensation Committee has the authority to reduce or eliminate payouts under incentive awards through the use of negative discretion; and

•

all of the incentive awards granted in 2011 contain “clawback” provisions in favor of the Company if the Company is required to materially restate its financial statements or a participant engages in “Detrimental Activities” (as such term is defined in the 2010 Omnibus Award Plan).

With respect to the Company’s compensation program for executive officers, the Compensation Committee concluded that the program is designed to be balanced, with a focus on achieving consistent, year-to-year financial results and growing stockholder value over the long term. In reaching its conclusion, the Compensation Committee considered the following features which it believes mitigates against risk-taking that could have a material adverse effect on the Company:

•	base salaries are a sufficient component of total compensation so that excessive risk taking is not necessary;

•

performance goals under the annual cash incentive plan are based upon realistic operating levels that can be attained without taking inappropriate risks or deviating from normal operations or approved strategy;

•	long-term equity incentive awards are based upon performance over three years which mitigates against the taking of short-term risk;

•	non-recurring and other special items are generally eliminated from the performance targets for the annual and long-term incentive awards, which limits rewards for risky behavior;

•	equity awards represent a significant portion of total compensation which links executive compensation to the long-term value of our Common Stock; and

•

the Company’s stock ownership and retention guidelines drive stock ownership among executives, thereby aligning their interests with the interests of our stockholders and the long-term growth in the value of our Common Stock.

In connection with the Board of Director’s oversight of legal and regulatory compliance risk, the Board has adopted a Securities Trading Policy and a Public Disclosure Policy. The Securities Trading Policy is intended to assist the Company and its employees, directors, officers and consultants in complying with federal and state securities laws and avoiding even the appearance of questionable or improper conduct in connection with securities transactions. Under the Securities Trading Policy, covered persons: (i) may not trade in Wendy’s securities if they are aware of material nonpublic information; (ii) may not trade in the securities of another company if they are aware of material nonpublic information about that company that was obtained during the course of their employment with Wendy’s; (iii) may not speculate in Wendy’s securities through engaging in puts, calls, short positions or other hedging transactions (such as forward sales, zero-cost collars and similar transactions), or purchase Wendy’s securities on margin; (iv) may not share material nonpublic information with others or recommend to anyone the purchase or sale of any securities when they are aware of material, undisclosed information; and (v) must comply with certain pre-clearance and blackout procedures described in the policy. The Public Disclosure Policy is intended to support the Company’s commitment to providing timely, transparent, consistent and credible information to the investing public, consistent with legal and regulatory requirements, including the SEC’s Regulation FD and other federal securities laws. The Public Disclosure Policy covers all directors, employees and consultants of the Company, and applies to: (i) disclosures in documents filed with the SEC; (ii) statements made in annual, quarterly and current reports, press releases, communications with analysts, investors and the media, speeches and presentations; and (iii) information contained on the Company’s website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file. The Company assists its directors and executive officers in completing and filing these reports.

Based on the Company’s review of the copies of such forms it has received, including any amendments to such forms, and written representations received from certain reporting persons indicating that no Form 5s were required, the Company believes that all of its directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to 2011, with the following exceptions: (i) a Form 4 reporting the issuance of 7,491 shares of Common Stock to Mr. Graham (and his disposition of 2,295 of such shares to satisfy tax withholding obligations) upon the vesting of restricted stock units on July 18, 2011 was filed two days late; (ii) a Form 4 reporting the open market purchase of 5,000 shares of Common Stock by Mr. Wasserman on September 13, 2011 was filed one day late; (iii) a Form 4 reporting the disposition of shares of Common Stock to satisfy tax withholding obligations upon the vesting of restricted stock awards on June 18, 2011 was filed late by each of Ms. Barton (475 shares), Mr. Graham (224 shares), Mr. Hare (1,158 shares), Mr. Okeson (953 shares) and Mr. Smith (13,228 shares); and (iv) a Form 4 reporting the issuance of 12,500 shares of Common Stock to Mr. van Ligten upon the vesting of restricted stock units on July 16, 2011 was filed late.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership as of March 29, 2012 (except as otherwise indicated by footnote) by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (constituting the only class of voting securities of the Company), (ii) each of the Company’s directors and director nominees, (iii) each of the Company’s “named executive officers” identified in the Summary Compensation Table below and (iv) all of the Company’s directors and executive officers as a group. The number of shares beneficially owned by each person or group includes shares of Common Stock that such person or group had the right to acquire on or within 60 days of March 29, 2012 (or such other applicable date), including upon the exercise of options as more particularly described in the second table below. Except as otherwise indicated by footnote, each person has sole voting and dispositive power with respect to such shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class Beneficially Owned
Nelson Peltz	107,652,383	(1)(2)(3)(4)	27.6%
280 Park Avenue, 41st Floor
New York, NY 10017
Peter W. May	107,545,568	(1)(2)(3)(4)	27.6%
280 Park Avenue, 41st Floor
New York, NY 10017
Edward P. Garden	83,305,751	(3)(4)	21.4%
280 Park Avenue, 41st Floor
New York, NY 10017
Trian Fund Management, L.P.	83,000,245	(4)	21.3%
280 Park Avenue, 41st Floor
New York, NY 10017
Southeastern Asset Management, Inc.	34,320,000	(5)	8.8%
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
Emil J. Brolick	309,840	(6)	*
Clive Chajet	151,335	(7)	*
Janet Hill	221,345	(8)	*
Joseph A. Levato	151,154	(9)	*
J. Randolph Lewis	189,900	(10)	*
Peter H. Rothschild	100,464	(11)	*
David E. Schwab II	206,484	(12)	*
Roland C. Smith	4,282,552		1.1%
Raymond S. Troubh	202,675	(13)	*
Jack G. Wasserman	165,675	(14)	*
Stephen E. Hare	952,093	(15)	*
John D. Barker	342,595		*
Nils H. Okeson	108,568		*
Darrell G. van Ligten	125,280	(16)	*
Sharron L. Barton	671,842		*
J. David Karam	1,934,459		*
Directors and Executive Officers as a group (18 persons)	115,595,287		29.2%

*	Less than 1%.

(1)

Wendy’s is informed that: (i) Mr. Peltz has pledged 15,174,972 shares of Common Stock to a financial institution to secure loans made to him; and (ii) Mr. May has pledged 8,237,615 shares of Common Stock to a financial institution to secure loans made to him.

(2)

In July 2004, Messrs. Peltz and May entered into a voting agreement, pursuant to which Messrs. Peltz and May agreed not to vote certain shares of Common Stock held by them or their affiliates without the prior approval of both parties. Accordingly, the information set forth in the table above with respect to Messrs. Peltz and May aggregates their respective ownership interests.

(3)

In the case of Mr. Peltz, includes: (i) 15,232,113 shares of Common Stock held directly; (ii) 744,111 shares of Common Stock held by the NP 2009 GRAT, a trust of which Mr. Peltz is the sole trustee; (iii) 70,650 shares of Common Stock owned by the Peltz Family L.P., a family limited partnership whose general partner is a limited liability company of which Mr. Peltz’s wife is the sole member; (iv) 600 shares of Common Stock owned by Mr. Peltz’s children, (v) 238,915 shares of Common Stock owned by the Peltz Family Foundation, a non-profit organization whose trustees are Mr. Peltz, Mr. Peltz’s wife, one of their adult children and an unrelated person; (vi) 83,000,245 shares of Common Stock owned by the Trian Entities identified in note (4) below; and (vii) 23,705 restricted shares of Common Stock that may be voted by Mr. Peltz. Mr. Peltz disclaims beneficial ownership of the shares of Common Stock held by the Peltz Family L.P., Mr. Peltz’s children, the Peltz Family Foundation and the Trian Entities.

In the case of Mr. May, includes: (i) 8,294,339 shares of Common Stock held directly; (ii) 203,350 shares of Common Stock owned by the May Family Foundation, a non-profit organization whose trustees are Mr. May, Mr. May’s wife and their two adult children; (iii) 83,000,245 shares of Common Stock owned by the Trian Entities; and (iv) 23,705 restricted shares of Common Stock that may be voted by Mr. May. Mr. May disclaims beneficial ownership of the shares of Common Stock held by the May Family Foundation and the Trian Entities.

In the case of Mr. Garden, includes: (i) 269,801 shares of Common Stock held directly; (ii) 83,000,245 shares of Common Stock owned by the Trian Entities; and (iii) 23,705 restricted shares of Common Stock that may be voted by Mr. Garden. Mr. Garden disclaims beneficial ownership of the shares of Common Stock held by the Trian Entities.

(4)

Based on information contained in a Schedule 13D/A filed with the SEC on February 6, 2012 by Trian Partners GP, L.P. (“Trian GP”), Trian Partners General Partner, LLC (“Trian GP LLC”), Trian Partners, L.P. (“Trian Onshore”), Trian Partners Master Fund, L.P. (“Trian Master Fund”), Trian Partners Parallel Fund I, L.P. (“Parallel Fund I”), Trian Partners Strategic Investment Fund, L.P. (“Strategic Fund”), Trian Fund Management, L.P. (“Trian Management”), Trian Fund Management GP, LLC (“Trian Management GP” and, together with the foregoing entities, the “Trian Entities”), Nelson Peltz, Peter W. May and Edward P. Garden, information contained in Form 4s filed by the Trian Entities and Messrs. Peltz, May and Garden subsequent to February 6, 2012, and information provided to the Company by Trian Management.

Trian GP LLC is the general partner of Trian GP, which is the general partner of the Trian Onshore and Trian Master Fund. Trian Management GP is the general partner of Trian Management, which serves as the management company for Trian Onshore, Trian Master Fund, Parallel Fund I and Strategic Fund. Each of Trian GP LLC and Trian Management GP are controlled by Nelson Peltz, Peter W. May and Edward P. Garden, who therefore are in a position to determine the investment and voting decisions made by Trian Onshore, Trian GP, Trian GP LLC, Trian Master Fund, Parallel Fund I, Strategic Fund, Trian Management and Trian Management GP.

Trian Onshore, Trian Master Fund, Parallel Fund I, Strategic Fund and Trian GP directly own 19,754,841, 54,923,668, 1,919,315, 6,377,100 and 25,321 shares of Common Stock, respectively. Messrs. Peltz, May and Garden, by virtue of their relationships to the Trian Entities, and Trian Management and Trian Management GP, by virtue of their relationships to Trian Onshore, Trian Master Fund, Parallel Fund I and Strategic Fund, may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own, the 82,974,924 shares of Common Stock directly owned in the aggregate by Trian Onshore, Trian Master Fund, Parallel Fund I and Strategic Fund. Each of Trian Management, Trian Management GP, Mr. Peltz, Mr. May and Mr. Garden disclaims beneficial ownership of such shares. Messrs. Peltz, May and Garden and Trian GP LLC, by virtue of their relationships to Trian

GP, may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own, the 25,321 shares of Common Stock directly owned by Trian GP. Each of Mr. Peltz, Mr. May and Mr. Garden disclaims beneficial ownership of such shares.

(5)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 6, 2012 by Southeastern Asset Management, Inc. (“Southeastern”), Longleaf Partners Small-Cap Fund (“Longleaf”) and Mr. O. Mason Hawkins. According to the Schedule 13G/A, (i) Southeastern, a registered investment adviser, has sole voting and dispositive power over 6,463,000 shares of Common Stock and shared voting and dispositive power over 27,857,000 shares of Common Stock, (ii) Longleaf, a registered investment company, has shared voting and dispositive power over 27,857,000 shares of Common Stock and (iii) Mr. Hawkins, the Chairman of the Board and CEO of Southeastern, does not have any voting or dispositive power over any shares of Common Stock. All of the shares of Common Stock reported in the Schedule 13G/A are owned legally by Southeastern’s investment advisory clients and none are owned directly or indirectly by Southeastern. Mr. Hawkins does not own directly or indirectly any of the shares of Common Stock covered by the Schedule 13G/A; Mr. Hawkins filed the Schedule 13G/A in the event he could be deemed a controlling person of Southeastern as the result of his official positions with, or ownership of voting securities of, Southeastern (although he expressly disclaimed the existence of such control in the Schedule 13G/A).

(6)	Includes 309,840 restricted stock units, each of which represents a contingent right to receive one share of Common Stock.

(7)

Includes 3,900 shares of Common Stock owned by Mr. Chajet’s wife, as to which shares Mr. Chajet disclaims beneficial ownership. Also includes 23,705 restricted shares of Common Stock that may be voted by Mr. Chajet.

(8)	Includes 23,705 restricted shares of Common Stock that may be voted by Ms. Hill.

(9)	Includes 51,249 restricted stock units, each of which represents a contingent right to receive one share of Common Stock.

(10)

Includes 11,050 shares of Common Stock owned by a trust, as to which shares Mr. Lewis disclaims beneficial ownership. Also includes 23,705 restricted shares of Common Stock that may be voted by Mr. Lewis.

(11)	Includes 23,705 restricted shares of Common Stock that may be voted by Mr. Rothschild.

(12)	Includes 51,249 restricted stock units, each of which represents a contingent right to receive one share of Common Stock.

(13)	Includes 23,705 restricted shares of Common Stock that may be voted by Mr. Troubh.

(14)	Includes 23,705 restricted shares of Common Stock that may be voted by Mr. Wasserman.

(15)	Includes 60,245 restricted stock units, each of which represents a contingent right to receive one share of Common Stock, and 147,492 restricted shares of Common Stock that may be voted by Mr. Hare.

(16)	Includes 12,500 restricted stock units, each of which represents a contingent right to receive one share of Common Stock.

The beneficial ownership table above includes shares issuable upon the exercise of options to purchase shares of Common Stock that are exercisable or will become exercisable within 60 days of March 29, 2012 by the following persons:

Name of Beneficial Owner	Number of Shares Represented by Options
Nelson Peltz	12,000

Peter W. May	12,000

Edward P. Garden	12,000

Emil J. Brolick	—

Clive Chajet	84,000

Janet Hill	89,854

Joseph A. Levato	84,000

J. Randolph Lewis	89,854

Peter H. Rothschild	44,854

David E. Schwab II	84,000

Roland C. Smith	3,897,513

Raymond S. Troubh	84,000

Jack G. Wasserman	105,000

Stephen E. Hare	726,858

John D. Barker	263,007

Nils H. Okeson	92,500

Darrell G. van Ligten	87,780

Sharron L. Barton	461,523

J. David Karam	1,884,459

Directors and Executive Officers as a group (18 persons)	5,725,833

CORPORATE GOVERNANCE MATTERS—ACTIVITIES OF

THE COMPENSATION COMMITTEE

Scope of Authority of the Compensation Committee

The Compensation Committee of the Board of Directors discharges the responsibility of the Board on matters relating to the compensation of the Company’s directors and executive officers.

The Compensation Committee has responsibility for reviewing and approving the goals and objectives for compensating the Company’s Chief Executive Officer (the “CEO”), evaluating the performance of the CEO, and determining the compensation level of the CEO based on such evaluation. The Compensation Committee also has responsibility for reviewing and approving the goals and objectives for compensating the Company’s other executive officers, overseeing evaluations of the effectiveness of the compensation program for such officers and of their performance relative to their compensation, and determining the compensation of such officers taking into consideration any matters it deems relevant, including any recommendations from Frederic W. Cook & Co., Inc. (“Cook & Co.”), the Committee’s independent outside compensation consultant, and the CEO. The Compensation Committee reviews and approves the overall compensation policy for the Company’s executive officers, including the use of employment agreements, severance plans and arrangements, deferred compensation plans, other executive benefits and perquisites, incentive programs and equity-based plans, and stock ownership and retention guidelines.

The Compensation Committee also has responsibility for reviewing the “Compensation Discussion and Analysis” prepared by management and for determining whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report and proxy statement. In addition, the Compensation Committee has responsibility for reviewing with management whether the Company’s compensation policies and practices for its executive officers and other employees create risks that are reasonably likely to have a material adverse effect on the Company, and for reviewing any related disclosure required by SEC rules and regulations to be included in the Company’s proxy statement. The Compensation Committee also has responsibility for reviewing the results of any advisory votes by the Company’s stockholders on executive compensation matters arising under regulations implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act (e.g., “say-on-pay” and “say-on-frequency” votes), and for considering whether to implement, or recommend to the Board of Directors the implementation of, any modifications to the Company’s compensation programs and policies in response to such results.

The Compensation Committee, as a whole, consists of five directors (Messrs. Schwab (Chairman), Chajet, Levato and Wasserman, and Ms. Hill), all of whom the Board of Directors has determined are “independent” under applicable NASDAQ rules. The Compensation Committee has established the Performance Committee for the purpose of administering those Company compensation plans that are intended to meet the requirements of Section 162(m) of the Code. The members of the Performance Committee are Messrs. Schwab (Chairman), Chajet and Wasserman, and Ms. Hill. Each of the Compensation Committee and the Performance Committee may delegate authority to subcommittees comprised of one or more of its members, and also may delegate authority to its Chairman when it deems appropriate, subject to the terms of its charter.

The Compensation Committee and the Performance Committee meet as needed. The meetings are chaired by Mr. Schwab, as Chairman, and the Compensation Committee and the Performance Committee, often in consultation with management, set their own meeting agendas. In 2011, the Compensation Committee met 13 times, including eight times in joint meetings with the Performance Committee, and the Performance Committee met separately one additional time.

Each year, in connection with the administration and implementation of the Company’s annual incentive plan for executive officers, as discussed further in the Compensation Discussion and Analysis below, the Performance Committee determines those employees that are eligible to receive awards under such plan, evaluates the achievement of the goals and objectives under such plan for the previously completed fiscal year and establishes the financial goals and objectives under such plan for the current fiscal year.

Throughout the year, each of the Compensation Committee and the Performance Committee also takes under consideration various compensation-related proposals from senior management, takes action with respect to its own initiatives and carries out its responsibilities under various compensation and benefit plans.

The Compensation Committee also reviews the competitiveness and appropriateness of the compensation program for the Company’s non-management directors and advises the Board of Directors with respect to director compensation. Each of the Compensation Committee and the Performance Committee annually reviews and reassesses the adequacy of its charter, proposing changes as necessary to the Board for approval. A current copy of the Joint Charter of the Compensation Committee and of the Performance Compensation Subcommittee is available at the Company’s website at www.aboutwendys.com. Certain of the specific duties and responsibilities of the Compensation Committee are also set forth in the Corporate Governance Guidelines, a current copy of which is also available at the Company’s website.

Compensation Consultants and Outside Counsel

In carrying out its responsibilities, the Compensation Committee periodically evaluates the competitiveness of the Company’s executive compensation program, using information drawn from a variety of sources, including information supplied by outside compensation consultants and its own experience in recruiting and retaining executives. The Compensation Committee has the authority to retain outside advisors and consultants in connection with its activities, and has the sole authority to approve the retention terms of, including the fees payable to, any such advisors and consultants. Funding for such fees is provided by the Company at a level determined by the Compensation Committee.

In December 2009, the Compensation Committee engaged Cook & Co. to serve as its independent outside compensation consultant. During 2011, Cook & Co. assisted in the design of the Company’s executive compensation program, including the 2011 annual cash incentive plan, the 2011 long-term equity awards for executive officers and the Company’s stock ownership and retention guidelines for executive officers and directors. Under the terms of its engagement, Cook & Co. did not provide any consulting services for the Company or its management.

During 2011, Towers Watson & Co. (“Towers Watson”), a compensation consultant engaged by management, provided market data to the Compensation Committee and its independent outside compensation consultant, Cook & Co. Towers Watson also assisted in the design of the Company’s 2011 annual cash incentive plan, the 2011 long-term equity awards for executive officers and the Company’s stock ownership and retention guidelines for executive officers and directors.

Role of Executives in Compensation Decisions

The Company’s executives play a variety of roles in assisting the Compensation Committee and the Performance Committee on compensation matters. During the first quarter of each fiscal year, the CEO and the Company’s Chief Financial Officer (the “CFO”) provide the Performance Committee with proposed performance goals and objectives for that year and a list of proposed participants eligible to receive performance-based awards under the Company’s annual cash incentive plan for executive officers. The Performance Committee then determines the performance goals and the participants for the year after considering these recommendations and any other factors it deems relevant. Following the completion of the year, the CFO provides the Performance Committee with information regarding actual performance relative to the goals and the resulting payouts based on such performance, and the Performance Committee then determines the amount of incentives to be paid to participants taking into account such information.

The CEO and members of senior management with expertise in compensation, benefits, human resources and legal matters make recommendations to the Compensation Committee relating to proposed forms of employment agreements, severance and other compensatory arrangements, and compensation matters generally. Such members of management also present information regarding the Company’s financial and operating goals, the Company’s actual performance, legal developments affecting the Compensation Committee’s duties or the Company’s compensation plans, and information and proposals regarding employee compensation and benefits.

Upon invitation of the Compensation Committee or the Performance Committee, other members of the Board of Directors, senior management, outside compensation consultants and outside counsel attend meetings of the Compensation Committee or Performance Committee, as appropriate.

Compensation Committee Interlocks and Insider Participation

During 2011, the Compensation Committee was comprised of five non-employee directors: Messrs. Schwab, Chajet, Levato and Wasserman, and Ms. Hill. None of these directors has ever served as an officer or employee of the Company, except that, from 1993 to 1996, Mr. Levato served as Executive Vice President and Chief Financial Officer of the Company. During 2011, none of the members of the Compensation Committee had any related person transactions or relationships with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, during 2011, none of the Company’s executive officers served as a member of the board of directors or compensation committee, or similar committee, of any other entity whose executive officer(s) served as a member of the Company’s Board of Directors, Compensation Committee or Performance Committee.

COMPENSATION COMMITTEE REPORT*

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with the Company’s management and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2012.

The Compensation Committee:

David E. Schwab II, Chairman
Clive Chajet
Janet Hill
Joseph A. Levato
Jack G. Wasserman

*

This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Compensation Committee Report by reference into such other filing.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

From a compensation perspective, fiscal 2011 involved balancing two important operational and strategic goals. First, beginning in January 2011, the Company announced it was exploring strategic alternatives for the Arby’s brand in order to focus on the development and performance of the Wendy’s brand. This review of strategic alternatives culminated in July 2011, when a subsidiary of the Company completed the sale of the Arby’s business. Second, throughout 2011, management continued to focus on the growth and revitalization of the Wendy’s brand, which included international expansion, the relocation of corporate operations to Dublin, Ohio and, later in the year, the recruitment of a new Chief Executive Officer. During this period, the Compensation Committee (the “Compensation Committee”) and the Performance Compensation Subcommittee (the “Performance Committee” and, together with the Compensation Committee, the “Committees”) addressed a number of compensation issues designed to ensure that management successfully completed the Arby’s strategic review and sale, and that management associated with the ongoing Wendy’s operations remained focused and aligned with the interests of stockholders.

At the Company’s 2011 annual meeting of stockholders, approximately 96% of the votes cast on the advisory resolution on executive compensation (Proposal 4) were voted in favor of the compensation of our named executive officers as disclosed in the Company’s proxy statement for the 2011 annual meeting. The Compensation Committee has considered those voting results and taken note of the significant level of stockholder support for the Company’s existing executive compensation program. At the same time, the Compensation Committee will continue to review the design and components of the Company’s executive compensation program in light of compensation developments and other facts and circumstances impacting the Company.

For fiscal 2011, our named executive officers were Messrs. Emil J. Brolick, Roland C. Smith, Stephen E. Hare, Nils H. Okeson, Darrell G. van Ligten, John D. Barker and J. David Karam, and Ms. Sharron L. Barton. A discussion and analysis of the Company’s fiscal 2011 compensation program for those named executive officers is set forth below.

Changes to the Company’s Executive Team During Fiscal 2011

There were several changes to the Company’s executive team during fiscal 2011, primarily as a result of the Company’s sale of the Arby’s business.

•

In April 2011, as part of organizational planning by the Company in connection with its review of strategic alternatives for the Arby’s business, the Company eliminated the position of Chief Administrative Officer, then held by Ms. Barton, effective June 15, 2011.

•

Mr. Smith ceased employment as President and Chief Executive Officer of the Company, effective September 12, 2011. Mr. Smith remained an employee of the Company through December 30, 2011 in the capacity of Special Advisor. Mr. Smith continues to serve on the Board of Directors.

•

Effective September 12, 2011, the Company appointed Mr. Brolick as President and Chief Executive Officer of the Company. Also effective September 12, 2011, the Board of Directors increased the size of the Board to 13 directors and appointed Mr. Brolick as a director to fill the resulting vacancy.

•

Mr. Karam separated from his employment as President of Wendy’s International, effective December 30, 2011. The Company did not appoint a replacement for Mr. Karam, as Mr. Brolick assumed direct management responsibility for leading the Wendy’s business.

•

In connection with the Company’s sale of Arby’s, Mr. Okeson separated from his employment as Senior Vice President, General Counsel and Secretary of the Company following the completion of fiscal 2011.

In connection with their separation from the Company, Messrs. Smith, Karam and Okeson, and Ms. Barton, received certain severance payments and benefits pursuant to the terms of their respective employment agreements, as described below under the caption “Employment Agreements.” In the case of these executives, these severance payments and benefits resulted from actions undertaken by the Company either in anticipation of, or resulting from, the sale of Arby’s and the related restructuring and relocation of operations from Atlanta to Dublin, Ohio, which in turn triggered certain payment obligations under their respective employment agreements. The severance payments and benefits received or accrued during fiscal 2011 by Messrs. Smith and Karam, and Ms. Barton, are included in the “All Other Compensation” column of the Summary Compensation Table below. Mr. Okeson did not receive any severance payments or benefits during fiscal 2011, as his separation occurred during fiscal 2012.

Summary of Significant Compensation Decisions During Fiscal 2011

The Committees addressed a number of matters during fiscal 2011 with respect to the Company’s executive compensation program, including those discussed below.

•

Approved Employment Agreement for New President and Chief Executive Officer. In August 2011, the Committees, with the assistance of Cook & Co., their independent outside compensation consultant, approved and recommended that the Board of Directors approve the employment terms for the Company’s new President and Chief Executive Officer, Mr. Brolick, including base salary, annual incentive opportunity, long-term incentive awards, inducement equity awards and sign-on bonus.

•

Approved 2011 Cash Incentive Plan Metrics and Awards for Executive Officers. In March 2011, the Performance Committee approved fiscal 2011 cash incentive awards for the Company’s executive officers, including Messrs. Smith, Karam, Hare, Okeson, van Ligten and Barker, and Ms. Barton. The awards were payable only upon satisfaction of pre-approved, objective Company performance goals during fiscal 2011 and were intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code.

•

Granted Annual Equity Incentive Awards to Executive Officers. In June 2011, the Performance Committee approved long-term equity incentive awards to the Company’s executive officers, including Messrs. Smith, Karam, Hare, van Ligten and Barker. The awards were comprised of an equally-valued mix of time-based stock options, with three-year ratable vesting, and performance-based stock units, which vest only upon the Company’s satisfaction of a pre-approved, objective performance goal over a three-year performance period.

•

Approved Stock Ownership and Retention Guidelines. In March 2011, the Compensation Committee, with the assistance of Cook & Co., its independent outside compensation consultant, approved stock ownership and retention guidelines for the Company’s executive officers and non-management directors. The stock ownership and retention guidelines were adopted by the Board of Directors in March 2011.

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Approved Employee Retention Program in Connection with Sale of Arby’s. In February 2011, the Compensation Committee approved a retention program for employees located in the Company’s Atlanta restaurant support center or otherwise associated with the Arby’s business. The retention program was designed to encourage the retention of personnel involved in evaluating strategic alternatives for the Arby’s brand and to minimize disruption to the Company’s operations during the transition period following the sale of Arby’s. As part of the retention program, the Compensation Committee approved retention arrangements with Messrs. Hare and Barker, each of whom agreed to remain with the Company and relocate from Atlanta to the Company’s headquarters in Dublin, Ohio following the sale of Arby’s, as well as Mr. Okeson, who agreed to remain with the Company for six months following the sale of Arby’s.

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Approved Compensation Awards for Certain Key Executives. Beginning in March 2011, as part of its annual review of the Company’s executive officer compensation program, the Compensation Committee approved certain compensation awards, including cash bonus awards, base salary merit increases and restricted stock unit awards, to certain key executives, including Messrs. Karam, Hare, van Ligten and Barker, in recognition of the performance and integral roles of those executives with respect to the Arby’s strategic evaluation and sale, the consolidation of the Company’s restaurant support centers and the growth of the Wendy’s brand.

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Approved Deal Success Bonuses to Certain Key Executive Officers. In March and June 2011, the Compensation Committee approved, subject to the successful completion of the sale of Arby’s, the payment of deal success cash bonuses to Messrs. Smith, Hare and Okeson in recognition of their contributions towards the sale.

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Approved Employee Retention Program in Connection with Consolidation of Restaurant Support Centers. In November 2011, the Compensation Committee approved a retention program for employees affected by the Company’s plans to consolidate its restaurant support center operations into one facility in Dublin, Ohio. The retention program was designed to ensure that employees affected by the consolidation remained focused and continued to perform important work through the end of fiscal 2011 and into fiscal 2012, including the Company’s year-end financial reporting processes, and to encourage employees to relocate from Atlanta to Dublin by providing enhanced moving incentives.

Objectives of Compensation Philosophy

The Company’s overall compensation program for executive officers (the “Executive Compensation Program”) is designed to support the Company’s business objectives by linking executive compensation to the attainment of annual and multi-year operating goals and to the creation of long-term stockholder value. The primary objective of the Executive Compensation Program is to provide the Company’s executive officers with a total compensation package that—at expected levels of performance and consistent with an executive’s area of responsibility—is competitive with compensation opportunities available to executives of similar experience and standing in the competitive market. The Compensation Committee utilizes the Executive Compensation Program to (i) attract and retain highly-qualified executives, (ii) provide incentives to executives for achieving Company performance goals and objectives and (iii) align the interests of executives with the interests of stockholders.

How We Determine Compensation

On an annual basis, the Compensation Committee evaluates the performance of the Company’s executive officers, determines whether they will receive incentive compensation awards for the prior year based on performance for that year and establishes the Executive Compensation Program for the current year. In determining the appropriate compensation for the executive officers, the Compensation Committee, in consultation with Cook & Co., its independent outside compensation consultant, considers a number of factors, including: competitive market practice; relative importance of role; individual and Company performance; compensation history; internal pay equity; alignment with stockholders’ interests; and creation of long-term stockholder value. While prior compensation or amounts realized or realizable from prior awards are taken into account by the Compensation Committee, the Committee believes that the current and future performance of the Company and the executive officers should be the most significant factors in designing the Executive Compensation Program.

The Compensation Committee has adopted an approach for the Executive Compensation Program focused on providing compensation opportunities at targeted levels of performance as follows: base salary targeted at the 50th percentile of general industry companies of comparable revenues listed in the Towers Watson U.S. CDB General Industry Executive Database (the “General Industry Survey Data”), with total cash compensation (consisting of base salary and target annual cash incentive) targeted at the 75th percentile and total direct compensation (consisting of base salary, target annual cash incentive and long-term equity incentives)

targeted at the 60th percentile. This approach reflects elements of the historical compensation practices of the Company, and the Compensation Committee believes that the percentile targets are consistent with the Company’s position based on its relative size compared to the peer group listed below. The Compensation Committee anticipates that it will, with the assistance of Cook & Co., its independent outside compensation consultant, continue to review the Company’s performance against the General Industry Survey Data, as well as other relevant data, and set compensation goals and objectives (such as total cash compensation and total direct compensation) at percentile levels commensurate with the Company’s operating performance and strategic objectives. In fiscal 2011, in addition to reviewing the General Industry Survey Data, the Compensation Committee and Cook & Co., its independent outside compensation consultant reviewed the total direct compensation levels of the Company’s named executive officers against the executive compensation programs at the following restaurant companies (the “Peer Group”):

Biglari Holdings Inc. Buffalo Wild Wings Inc. Darden Restaurants, Inc. McDonald’s Corp. PF Chang’s China Bistro Inc. Texas Roadhouse	BJ’s Restaurants, Inc. CEC Entertainment Inc. DineEquity, Inc. Panera Bread Co. Ruby Tuesday, Inc. The Cheesecake Factory Inc.	Bob Evans Farms Inc. Chipotle Mexican Grill, Inc. Domino’s Pizza, Inc. Papa John’s International Inc. Sonic Corp. Yum! Brands, Inc.	Brinker International Inc. Cracker Barrel OCS, Inc. Jack in the Box Inc. Peet’s Coffee & Tea Inc. Starbucks Corp.

The Compensation Committee reviews Peer Group data to gain a general understanding of the current compensation practices of the Company’s competitors and to ensure that the Executive Compensation Program is consistent and competitive with the compensation programs of the Company’s competitors. The Compensation Committee believes that Peer Group data is an important indicator of compensation trends and competitiveness and should be reviewed by the Committee when setting executive compensation. However, the Compensation Committee retains discretion in determining the nature and extent of how it utilizes Peer Group data in determining the forms and amounts of compensation included in the Executive Compensation Program.

Elements of Compensation

There are three primary components of the Executive Compensation Program: (i) base salary; (ii) annual performance-based cash incentive compensation; and (iii) long-term equity incentive compensation, including annual performance-based equity awards. During fiscal 2011, certain executive officers received additional compensation components in connection with the Company’s sale of the Arby’s business, including cash and equity-based retention bonuses, moving allowances and deal success bonuses. In addition, certain executive officers received discretionary cash and equity-based bonuses during fiscal 2011 to reward their exceptional performance and contributions to the Company. Each component of the fiscal 2011 Executive Compensation Program is discussed in greater detail below.

The Compensation Committee believes that each component of the Executive Compensation Program serves a key role in helping the Company achieve its overall executive compensation philosophy and objectives. Although the Company does not have a pre-established formula or target for the allocation between short-term and long-term compensation or between cash and non-cash compensation, the Compensation Committee seeks to provide a balance between incentives for short-term Company performance and incentives for long-term Company profitability, consistent with the Committee’s overall compensation philosophy. The Compensation Committee believes that, by utilizing both a short-term cash incentive compensation component and a long-term equity incentive compensation component, the Executive Compensation Program incentivizes executives to drive Company performance and aligns the interests of executives with the interests of stockholders.

Base Salary

The Company’s base salary program is intended to provide base salary levels that are competitive in relation to the external market for each executive’s talent, and that reflect an executive’s continuing duties, scope of responsibilities and ongoing performance. Base salaries for the Company’s executive officers are initially set pursuant to their respective employment agreements and are reviewed annually by the Compensation Committee. During its annual review, the Compensation Committee considers all relevant factors, including: (i) the base salary levels of similarly-situated executives in the Peer Group; (ii) the executive’s individual performance and contributions to Company performance; (iii) the executive’s experience, scope of responsibility and importance to the Company; and (iv) the then current state of the Company’s business, the restaurant industry and the economy in general.

After keeping base salaries unchanged during fiscal 2009 and 2010 for all executives who served as the Company’s named executive officers during those years, the Compensation Committee approved base salary merit increases for Mr. Hare ($50,000), Mr. van Ligten ($50,000) and Mr. Barker ($10,000) in March 2011. In approving these increases, the Compensation Committee recognized the critical role that each of these executives played in the success and growth of the Wendy’s brand. In September 2011, the Committee approved an additional base salary merit increase for Mr. Hare ($100,000) which took effect in January 2012. The Compensation Committee based this subsequent increase both on Mr. Hare’s performance and his importance to the Company going forward. The Compensation Committee determined to keep the base salaries for the other named executive officers unchanged for fiscal 2011. Mr. Brolick’s base salary was established as part of his overall employment terms, as described below under the caption “—Employment Terms for New President and Chief Executive Officer.”

As a result of the Company’s sale of Arby’s, the Compensation Committee expects that benchmarks going forward for base salary comparisons will reflect competitive survey data associated with the revenue base attributable solely to the Wendy’s brand. Consequently, base salaries for incumbent executives who were hired in prior years, when the combined Wendy’s and Arby’s operations were in effect and competitive survey base salary data reflected that combined revenue base, may exceed the applicable 50th percentile target now applicable to the Company. The Compensation Committee intends to continue to target the 50th percentile in the case of base salaries associated with new hires, and will continue to review total cash compensation and total direct compensation opportunities associated with its executives taking into consideration all relevant facts and circumstances.

Compensation Awards Related to the Sale of Arby’s

In February 2011, the Compensation Committee, with input from senior management and Cook & Co., the Committee’s independent outside compensation consultant, approved a retention program for Company employees who were located in the Atlanta restaurant support center or otherwise associated with the Arby’s business. The retention program was designed to enable the Company to maintain staffing so it could successfully evaluate strategic alternatives for the Arby’s brand, as well as to minimize disruption to Company operations during the transition period following the sale of Arby’s. The retention program covered approximately 390 employees and was comprised of several components, including retention bonuses, relocation incentives and enhanced severance benefits for terminated employees, including additional base salary payments, outplacement services and accelerated vesting and extended exercise periods for stock options.

As part of the employee retention program, in February 2011, the Compensation Committee approved retention arrangements for Mr. Barker, who agreed to remain with the Company and relocate from Atlanta to Dublin, Ohio following the sale of Arby’s, and Mr. Okeson, who agreed to remain with the Company for six months following the sale of Arby’s, notwithstanding the occurrence of certain “triggering events” under the terms of his employment agreement. Mr. Barker received a $130,000 moving allowance, in addition to the Company’s standard relocation policy, while Mr. Okeson received a cash retention bonus of $500,000, one-third of which was payable within seven days following completion of the Arby’ transaction and two-thirds of which was payable six months following completion of the transaction.

In March 2011, the Compensation Committee approved a retention arrangement for Mr. Hare, who agreed to remain with the Company and relocate from Atlanta to Dublin, Ohio following the sale of Arby’s. Under the retention arrangement, following the successful completion of the sale of Arby’s, Mr. Hare received:

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a cash payment of $750,000, provided that, if Mr. Hare voluntarily terminates his employment or is terminated with or without cause within three years of receiving the payment, he will be required to pay back a pro rata amount of the payment;

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a restricted stock award covering 147,492 shares of Common Stock with a grant date fair value of $750,000, which vests on the third anniversary of the grant date (August 3, 2011), subject to Mr. Hare’s continued employment on the vesting date;

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a $130,000 moving allowance, in addition to the Company’s standard relocation policy, provided that, if Mr. Hare voluntarily terminates his employment or is terminated with cause within 12 months of starting the relocation process, he will be required to pay back all of his relocation benefits; and

•	a deal completion cash bonus of $100,000, plus 0.15% of the total consideration received by the Company, which resulted in a total payment to Mr. Hare of $323,500.

Mr. Hare’s receipt of these benefits was conditioned upon the successful completion of the Arby’s restructuring, as well as Mr. Hare’s execution of a release covering potential claims under his employment agreement related to the sale of Arby’s or his relocation to Ohio.

In September 2011, after reviewing Mr. Hare’s performance and his integral role in overseeing the operations of the Company, and the relocation of numerous corporate functions from Atlanta to Dublin, Ohio as a result of the sale of Arby’s, the Compensation Committee approved a restricted stock unit award to Mr. Hare, effective as of January 1, 2012. This award covers 60,000 shares of Common Stock, has a grant date fair value of $321,600, and vests in three equal installments on the first, second and third anniversaries of the grant date, subject to Mr. Hare’s continued employment on the applicable vesting date.

In the view of the Compensation Committee, Mr. Hare has been a critical member of the Company’s senior executive team in recent years, with responsibility for overseeing the Company’s financial operations and assisting management to re-position the Wendy’s brand. The Compensation Committee believes the equity awards granted to Mr. Hare during 2011 will serve as a strong retention mechanism and incentive for Mr. Hare’s future service and contributions to the Company, and will further align Mr. Hare’s interests with the interests of stockholders by linking his compensation to the long-term value of the Company’s Common Stock.

In June 2011, the Compensation Committee approved deal completion cash bonuses for Mr. Smith and Mr. Okeson, conditioned on the successful completion of the Arby’s restructuring. Mr. Smith received a cash payment of $350,000, plus 0.15% of the total consideration received by the Company, for a total payment of $573,500, while Mr. Okeson received a cash payment of $100,000. For Mr. Okeson, the Committee took into account his additional work and effort over a span of several months related to the Arby’s restructuring, in addition to his other responsibilities with the Company. For Mr. Smith, the Committee considered his exemplary support and oversight of the Arby’s restructuring as the Company worked towards the successful completion of the sale of Arby’s.

In November 2011, the Compensation Committee, with input from senior management and Cook & Co., the Committee’s independent outside compensation consultant, approved a separate retention program for Company employees who were located in the Atlanta restaurant support center and would be affected by the Company’s plans to consolidate its restaurant support center operations to one facility in Dublin, Ohio. This retention program was designed to: (i) retain the affected employees and keep them engaged as their positions are transferred to Dublin; (ii) make sure that all year-end processes related to financial reporting were completed properly and in a timely manner; and (iii) provide incentives for affected employees to relocate to Dublin, which would allow the Company to retain historical knowledge and reduce severance and recruiting costs. The retention program covered approximately 200 employees and was comprised of several components, including retention bonuses, “close the books” bonuses contingent upon the successful completion of year-end financial reporting procedures, relocation incentives and enhanced severance benefits for all terminated employees who remained employed through the targeted date, including additional base salary payments, outplacement services and accelerated vesting and extended exercise periods for stock options.

As part of the employee retention program, in February 2012, the Compensation Committee approved a retention arrangement for Mr. van Ligten, who agreed to remain with the Company and relocate from Atlanta to Dublin, Ohio, notwithstanding the occurrence of certain “triggering events” under the terms of his employment agreement. Under the retention arrangement, Mr. van Ligten will receive a cash payment of $850,000, provided that (i) if Mr. van Ligten voluntarily terminates his employment or is terminated by the Company with cause within two years of receiving the award, he will be required to pay back a pro rata amount of the payment, and (ii) if Mr. van Ligten is terminated without cause within two years of receiving the award, the Company will provide for his relocation to Atlanta under the terms of the then-applicable Company policy. Mr. van Ligten’s receipt of this award was conditioned upon his execution of a release covering potential claims under his employment agreement related to his relocation to Ohio.

Discretionary Cash Bonus Awards and Restricted Stock Unit Awards

In March 2011, as part of its annual review of the Executive Compensation Program, the Compensation Committee determined not to provide for any discretionary bonus payouts to the Company’s executive officers in 2011 with respect to 2010 Company performance. The Committee did, however, review the overall compensation of certain executives, including Messrs. Karam, Hare, van Ligten and Barker, in light of the critical role these executives played in the evaluation of strategic alternatives for, and ultimate sale of, the Arby’s brand, the consolidation of the Company’s restaurant support centers to one facility in Dublin, Ohio, and the growth of the Wendy’s brand. Following this review, the Committee took the following actions:

•	approved base salary merit increases for Messrs. Hare, van Ligten and Barker, as discussed above under the caption “—Base Salary;”

•	approved cash bonus payments of $60,000 to Messrs. Barker and van Ligten; and

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approved a restricted stock unit award to Mr. Karam covering 30,487 shares of Common Stock with a grant date fair value of $148,777, which vests in three equal installments on the first, second and third anniversaries of the grant date, subject to Mr. Karam’s continued employment on the applicable vesting date. In connection with Mr. Karam’s separation from the Company, the restricted stock unit award vested in full on December 30, 2011 pursuant to the terms of his employment agreement.

Annual Performance-Based Cash Incentive Awards

Annual cash incentive awards are designed to reward and motivate executive officers over a one-year time frame based on the achievement of specific financial and business objectives approved by the Compensation Committee. The Compensation Committee believes that motivating and rewarding executive officers on the basis of annual performance metrics serves to increase the value and prospects of the Company and to align the interests of executives with the interests of stockholders. For fiscal 2011, all of the named executive officers were granted annual incentive awards under the Company’s 2010 Omnibus Award Plan.

Overview

Under the 2010 Omnibus Award Plan, eligible executives are designated by the Performance Committee to receive an annual cash incentive award that is tied to the achievement of one or more “performance goals” (i.e., objective, quantifiable performance measures for the Company or its operating units). The Performance Committee is responsible for establishing the performance goals in a timely manner and may exercise negative discretion with respect to the payment of all or a portion of any award, even if all performance goals are achieved. Under the terms of these cash incentive awards, participants are paid only if actual results meet or exceed the designated performance goals. Generally, the target incentive for each participant under the 2010 Omnibus Award Plan is expressed as a percentage of the participant’s base salary, as determined by the Compensation Committee. For certain executives, the target incentive and the corresponding payment percentages are set forth in their respective employment agreements.

Each year, the Performance Committee determines the metric or metrics upon which the target incentives are based from among the metrics set forth in the 2010 Omnibus Award Plan, and approves a schedule setting forth threshold, target and maximum payment levels depending on the level of achievement of the performance goals. In cases where the Performance Committee denominates multiple performance goals, achievement of multiple goals could result in an incentive payment in excess of 100% of an executive’s base salary, subject to reduction by the Performance Committee through the exercise of negative discretion. Compensation payable under the 2010 Omnibus Award Plan is intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code. As such, the performance goals selected are substantially uncertain of being achieved at the time they are established, and there can be no guarantee that all or any one of such goals will be satisfied based on actual fiscal year results.

Under the terms of the 2010 Omnibus Award Plan, unless otherwise provided in the applicable award, a participant must be employed by the Company on the last day of the performance period to be eligible for payment in respect of a cash incentive award for such performance period.

Fiscal 2011 Cash Incentive Awards

In March 2011, the Performance Committee designated certain key employees, including Messrs. Smith, Karam, Hare, Okeson, van Ligten and Barker, and Ms. Barton, as participants for the fiscal 2011 plan year under the 2010 Omnibus Award Plan, and set target incentives and performance goals for the fiscal 2011 plan year for each participant. With input from Cook & Co., the Performance Committee’s independent outside compensation consultant, and taking into account the Company’s consideration of strategic alternatives for the Arby’s business, the Performance Committee took two steps.

First, the Performance Committee established an overall performance goal of net operating profit (before taxes) of $92.6 million, subject to certain adjustments in connection with the Arby’s restructuring, which, if achieved, would allow for the funding of a maximum annual incentive pool, subject to the negative discretion of the Performance Committee with respect to actual incentive payments. Second, the Performance Committee established a sub-plan applicable to eligible participants, including Messrs. Smith, Karam, Hare, Okeson, van Ligten and Barker, and Ms. Barton, pursuant to which payments to such executives would be subject to the achievement of one or more performance components, depending on the executive’s Company level and/or brand responsibilities. The performance components selected for the fiscal 2011 cash incentive awards were: (i) Bonus Adjusted EBITDA; (ii) Adjusted Company G&A; (iii) Same-Store Sales; (iv) International Net Units Opened; and (v) International Total Revenue.

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“Bonus Adjusted EBITDA” means earnings for fiscal 2011 before interest, taxes, depreciation and amortization, as adjusted to exclude the impact of: (i) the allocation of corporate general and administrative (“G&A”) expense; (ii) annual operating plan rent expense variances attributable to changes in financing strategy; (iii) acquisitions and dispositions; (iv) equity compensation; (v) integration costs to the extent included in G&A expense; (vi) facilities relocation and corporate restructuring; (vii) foreign exchange; and (viii) specific non-recurring and unusual items or other adjustments, to the extent approved by the Compensation Committee or the Board; provided that, if a sale of Arby’s was completed before the end of fiscal 2011, Arby’s Bonus Adjusted EBITDA would be annualized based on results through the last full period prior to closing.

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“Adjusted Company G&A” means consolidated G&A expense, excluding Wendy’s brand G&A expense and Arby’s brand G&A expense prior to corporate allocation, as adjusted to exclude the impact of: (i) equity compensation expense; (ii) facilities relocation and corporate restructuring;

(iii) specific costs related to the exploration of the strategic alternatives for the Arby’s brand; and (iv) specific non-recurring and unusual items or other adjustments, to the extent approved by the Compensation Committee or the Board; provided that, if a sale of Arby’s was completed before the end of fiscal 2011, the Adjusted Company G&A target would be reduced by an amount equal to $3 million multiplied by the number of full fiscal periods, if any, remaining in fiscal 2011 after the closing of such sale and the expiration of any related transition services agreement.

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“Same-Store Sales” consists of same-store sales for Wendy’s North America restaurants or Arby’s North America restaurants, as appropriate, and means, in each case, sales of stores that have been open for at least 15 continuous months, excluding the impact of currency transactions; provided that, if a sale of Arby’s was completed before the end of fiscal 2011, Arby’s same-store sales would be calculated through the last full period prior to closing.

•	“International Net Units Opened” means all international (i.e., non-North America) new unit openings, net of all international unit closings, during fiscal 2011.

•	“International Total Revenue” means total international (i.e., non-North America) royalty income, as well as franchise fees associated with new international unit openings.

These performance metrics were selected by the Performance Committee after consultation with senior management and a review of the prior year’s performance metrics, which had included a “restaurant margin” component. Management expressed its concern that increased commodity costs rendered the “restaurant margin” component a less reliable “stand-alone” financial metric for fiscal 2011, and recommended that the “Bonus Adjusted EBITDA” metric, along with metrics associated with reductions in Adjusted Company G&A and, in the case of international operations, Net Units Opened and Total Revenue, would set forth an overall measure of Company performance. After further review, the Compensation Committee decided not to use a “restaurant margin” component for fiscal 2011, and determined that the group of performance metrics proposed by management and described above would satisfactorily link annual incentive compensation with senior management performance, in that: (i) the Bonus Adjusted EBITDA metric ties directly into increasing Company operating profitability; (ii) the Adjusted Company G&A metric reflects the Company’s goal of improving profitability through reducing expenses; (iii) the Same-Store Sales metric represents a fundamental operating performance measure for the Company’s business; and (iv) the International Net Units Opened and Total Revenue metrics support the Company’s strategy of growing its international operations.

The fiscal 2011 performance goals for the named executive officers for the performance components were as follows (with no payout for a component if actual performance fell below the threshold level of performance for that component or, in the case of Adjusted Company G&A, if actual Adjusted Company G&A exceeded the threshold number):

•	Bonus Adjusted EBITDA of $450.6 million for Wendy’s, $57.2 million for Arby’s and $2.86 million for International;

•	Adjusted Company G&A of $112.3 million;

•	Same-Store Sales of +2.6% for Wendy’s and +2.0 for Arby’s;

•	International Net Units Opened of 43; and

•	International Total Revenue of $16.09 million.

The weighting of these performance components varied among the named executive officers as follows:

•	Company Executives (including Messrs. Smith, Hare, Okeson and Barker, and Ms. Barton): 70% Wendy’s Bonus Adjusted EBITDA; 10% Arby’s Bonus Adjusted EBITDA; and 20% Adjusted Company G&A.

•	Wendy’s President (Mr. Karam): 80% Wendy’s Bonus Adjusted EBITDA; and 20% Wendy’s Same-Store Sales.

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International Executives (including Mr. van Ligten): 40% Wendy’s Bonus Adjusted EBITDA; 20% International Net Units Opened; 20% International Total Revenue; 10% International Bonus Adjusted EBITDA; and 10% Adjusted Company G&A.

The degree of achievement of these performance components in 2011 was calculated based on a separate payout scale for each component, as described below:

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Bonus Adjusted EBITDA payouts ranged from a threshold at achievement of greater than 80% of the Bonus Adjusted EBITDA target, up to a maximum at achievement of 150% or more of such Bonus Adjusted EBITDA target. Achievement at 85% and 100% of the Bonus Adjusted EBITDA target would result in a payout of 50% and 100%, respectively, of the participant’s target incentive for such component. Achievement at the maximum achievement level of the Bonus Adjusted EBITDA target would result in a payout of 200% (for the Wendy’s Bonus Adjusted EBITDA and Arby’s Bonus Adjusted EBITDA targets) and 150% (for the International Bonus EBITDA target) of the participant’s target incentive for such component. Actual payouts for this component between these representative achievement ranges are tied to the payout percentages set forth on the applicable payout scale;

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Adjusted Company G&A payouts ranged from a threshold at achievement of less than 115% of the Adjusted Company G&A target, up to a maximum at achievement of 85% or less of such Adjusted Company G&A target. Achievement at 110% and 100% of the Adjusted Company G&A target would result in a payout of 50% and 100%, respectively, of the participant’s target incentive for such component. Achievement at the maximum achievement level of the Adjusted Company G&A target would result in a payout of 120% of the participant’s target incentive for such component. Actual payouts for this component between these representative achievement ranges are tied to the payout percentages set forth on the applicable payout scale;

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Same-Store Sales payouts ranged from a threshold at achievement of 0% (i.e., no change in Same-Store Sales) for each of Wendy’s and Arby’s, up to a maximum at achievement of +4.6% or more for Wendy’s and +4.0% or more for Arby’s. Achievement at the threshold and maximum achievement levels of the Same-Store Sales target would result in a payout of 50% and 200%, respectively, of the participant’s target incentive for such component. 100% payout of the participant’s target incentive for such component would be made at achievement between +2.0% and +2.6% for Wendy’s and between +1.5% and +2.0% for Arby’s. Actual payouts for this component between these representative achievement ranges are tied to the payout percentages set forth on the applicable payout scale;

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International Net Units Opened payouts ranged from a threshold at achievement of 32 net units opened, up to a maximum at achievement of 97 or more net units opened. Achievement at 32 International Net Units Opened and 47 International Net Units Opened would result in a payout of 50% and 100%, respectively, of the participant’s target incentive for such component. Achievement at the maximum achievement level of the International Net Units Opened target would result in a payout of 200% of the participant’s target incentive for such component. Actual payouts for this component between these representative achievement ranges are tied to the payout percentages set forth on the applicable payout scale; and

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International Total Revenue payouts ranged from a threshold at achievement of greater than 80% of the International Total Revenue target, up to a maximum at achievement of 120% or more of such International Total Revenue target. Achievement at 85% and 100% of the International Total Revenue target would result in a payout of 50% and 100%, respectively, of the participant’s target incentive for such component. Achievement at the maximum achievement level of the International Total Revenue target would result in a payout of 200% of the participant’s target incentive for such component. Actual payouts for this component between these representative achievement ranges are tied to the payout percentages set forth on the applicable payout scale.

The Company’s operations during the 2011 plan year resulted in achievement of the following results and related payout percentages for each of the performance components:

•	Wendy’s Bonus Adjusted EBITDA of $433.3 million, resulting in an achievement of 96.2% of the applicable target incentive and a payout of 92.3% of such target incentive;

•	Arby’s Bonus Adjusted EBITDA of $75.9 million, resulting in an achievement of 132.7% of the applicable target incentive and a payout of 178.4% of such target incentive;

•	International Bonus Adjusted EBITDA of $3.8 million, resulting in an achievement and a payout of 134.4% of the applicable target incentive;

•	Adjusted Company G&A of $103.6 million, resulting in an achievement of 92.3% of the applicable target incentive and a payout of 112.7% of such target incentive;

•	Same-Store Sales of +1.9% for Wendy’s, resulting in a payout of 98.2% of the applicable target incentive;

•	Same-Store Sales of +5.1% for Arby’s, resulting in a payout of 200.0% of the applicable target incentive;

•	International Net Units Opened of 37, resulting in a payout of 88.0% of the applicable target incentive; and

•	International Total Revenue of $15.6 million, resulting in an achievement and a payout of 97.0% of the applicable target incentive.

With regard to the Bonus Adjusted EBITDA performance components, the specific adjustments applied in calculating the actual Bonus Adjusted EBITDA results of $433.3 million for Wendy’s, $75.9 million for Arby’s and $3.8 million for International are shown in the table below (amounts in thousands) (unaudited).

	Wendy’s		Arby’s		International
Bonus Adjusted EBITDA	$433,264	(1)	$75,924	(2)	$3,849	(1)

Adjustments for incentive payment calculation:
Acquisitions and dispositions	(120)
Stock compensation	(5,111)
Foreign exchange	128
Impact to Bonus Adjusted EBITDA from incentive payment calculation	34
Other G&A costs	(371)
Less:
Wendy’s Restaurants corporate allocated expenses	(80,740	)(3)
The Wendy’s Company corporate expenses	(16,029	)(4)

The Wendy’s Company Adjusted EBITDA	331,055
(Less) plus:
Transaction related and other costs	(45,711)
Arby’s indirect corporate overhead in G&A	(14,623)
SSG purchasing cooperative expenses in G&A	2,275
Depreciation and amortization	(122,992)
Impairment of long-lived assets	(12,883)

The Wendy’s Company operating profit	137,121
Interest expense	(114,110)
Investment income, net	484
Other income, net	945

The Wendy’s Company income from continuing operations before income taxes	24,440
Provision for income taxes	(6,528)

The Wendy’s Company income from continuing operations	$17,912

(1)	The $3,849 of Wendy’s International Bonus Adjusted EBITDA is included in the $433,264 of Wendy’s brand Bonus Adjusted EBITDA.

(2)

On July 4, 2011, Wendy’s/Arby’s Restaurants, LLC, a wholly-owned subsidiary of the Company (“Wendy’s Restaurants”), completed the sale of 100% of the common stock of Arby’s Restaurant Group, Inc. (“Arby’s”), its wholly-owned subsidiary, to ARG IH Corporation, a wholly-owned subsidiary of ARG Holding Corporation. Arby’s income from operations for the period from January 3, 2011 through July 3, 2011 has been classified as discontinued operations in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2012 (the “2011 Form 10-K”). Accordingly, the Arby’s brand Bonus Adjusted EBITDA of $75,924 has been excluded from the reconciliation of Wendy’s brand Bonus Adjusted EBITDA to income from continuing operations.

(3)

On the first day of the second quarter of 2009, Wendy’s Restaurants established a shared service center in Atlanta, Georgia. As a result, support center costs from that date have been directly incurred by Wendy’s Restaurants and were allocated to the Wendy’s brand based on budgeted revenues. In the opinion of management, such allocation was reasonable. As a result of these allocations, the results of operations of the Wendy’s brand may not be indicative of those that would be achieved if it had operated on a stand-alone basis.

(4)	Represents the Company’s general and administrative costs and other costs not allocable to the Wendy’s brand.

With regard to the Adjusted Company G&A performance component, the specific adjustments applied in calculating the actual Adjusted Company G&A results of $103.6 million are shown in the table below (amounts in thousands) (unaudited).

Adjusted Company G&A	$103,608
Adjustments for incentive payment calculation:
Stock compensation	5,811
Facilities relocation and corporate restructuring	788
Non-recurring and unusual items—SSG reversal	(2,275)
Other G&A costs	(25)
Wendy’s Corporate Bonus Adjusted G&A	107,907
(Less) plus:
Wendy’s brand G&A	271,351
Wendy’s Restaurants corporate allocated expenses	(80,740	)(1)
Transaction related and other costs	(6,128)

The Wendy’s Company G&A	$292,390

(1)

On the first day of the second quarter of 2009, Wendy’s Restaurants established a shared service center in Atlanta, Georgia. As a result, support center costs from that date have been directly incurred by Wendy’s Restaurants and were allocated to the Wendy’s brand based on budgeted revenues. In the opinion of management, such allocation was reasonable. As a result of these allocations, the results of operations of the Wendy’s brand may not be indicative of those that would be achieved if it had operated on a stand-alone basis.

The foregoing results, weighted as applicable to each named executive officer, were applied to the annual incentive target for each named executive officer to determine the actual incentive payout amounts for each performance component for the fiscal 2011 plan year, as shown in the tables below. See “—Employment Terms for New President and Chief Executive Officer” below for a description of the terms of Mr. Brolick’s employment as the Company’s President and Chief Executive Officer, effective September 12, 2011, including his incentive target and actual incentive payout for fiscal 2011. For Ms. Barton, the actual incentive payout amounts shown in the table are prorated through June 15, 2011, her date of separation from the Company.

Participant	Annual Salary	Incentive Target as % of Salary	Annual Incentive Target	Wendy’s Bonus Adjusted EBITDA		Adjusted Company G&A		Arby’s Bonus Adjusted EBITDA		Total 2011 Annual Incentive Payout
Roland C. Smith	$1,150,000	150%	$1,725,000	$1,114,402	*	$388,953	*	$307,723	*	$1,811,078	*
Stephen E. Hare	$650,000	75%	$487,500	$314,940		$109,921		$86,965		$511,826
Nils H. Okeson	$500,000	75%	$375,000	$242,262		$84,555		$66,896		$393,713
John D. Barker	$355,000	75%	$266,250	$172,006		$60,034		$47,496		$279,536
Sharron L. Barton	$650,000	75%	$487,500	$141,896	*	$49,525	*	$39,182	*	$230,603	*

Participant	Annual Salary	Incentive Target as % of Salary	Annual Incentive Target	Wendy’s Bonus Adjusted EBITDA		Wendy’s Same- Store Sales		Total 2011 Annual Incentive Payout
J. David Karam	$900,000	100%	$900,000	$664,488	*	$176,760	*	$841,248	*

Participant	Annual Salary	Incentive Target as % of Salary	Annual Incentive Target	Wendy’s Bonus Adjusted EBITDA	International Net Units Opened	International Total Revenue	International Bonus Adjusted EBITDA	Adjusted Company G&A	Total 2011 Annual Incentive Payout
Darrell G. van Ligten	$425,000	75%	$318,750	$117,670	$56,100	$61,850	$42,837	$35,936	$314,393

*

Messrs. Smith and Karam, and Ms. Barton, separated from employment with the Company prior to the end of the 2011 fiscal year and, in accordance with the terms of the 2010 Omnibus Award Plan, were not eligible to receive payment in respect of their 2011 cash incentive awards. However, pursuant to the terms of their respective employment agreements, Messrs. Smith and Karam, and Ms. Barton, received certain severance payments and benefits in connection with their separation, including payments in respect of their respective 2011 cash incentive awards. See the “All Other Compensation” column of the Summary Compensation Table and “Employment Agreements” below for a description of these payments.

Funding of the annual incentive pool from which incentive payouts were made for the fiscal 2011 plan year under the 2010 Omnibus Award Plan occurred as a result of the Company satisfying the adjusted net operating profit (before taxes) performance goal of $92.6 million through its achievement of adjusted net operating profit (before taxes) of $184.1 million in fiscal 2011. The incentives paid to the named executive officers were based on actual results achieved during fiscal 2011 and calculated in accordance with the applicable weighting for the named executive officers described above. The Performance Committee did not exercise negative discretion with respect to any of the incentive payouts provided for under the sub-plan. The cash incentive payouts received by the named executive officers for fiscal 2011 are set forth in the “—Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below.

Long-Term Equity Incentive Compensation

The Company provides executives with long-term incentives primarily by (i) compensating executives with equity awards, which provide value that is tied to the value of the Company’s Common Stock, thereby aligning the interests of the executives with the interests of the Company’s stockholders, and (ii) rewarding executives for the achievement of performance goals with respect to a specified performance period, thereby motivating executives by providing opportunities to receive equity awards directly related to such performance. During fiscal 2011, the Company granted long-term equity incentive awards to certain executives, including Messrs. Brolick, Smith, Hare, van Ligten, Barker and Karam, under the 2010 Omnibus Award Plan.

Overview

The 2010 Omnibus Award Plan, which was approved by the stockholders of the Company at the 2010 annual meeting of stockholders, is intended to provide incentive compensation and performance compensation awards to attract and retain key personnel. The purpose of the plan is to promote the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and by providing participants with incentives directly related to increases in the value of the Company, thereby strengthening their commitment to the Company and aligning their interests with those of the Company’s stockholders.

The 2010 Omnibus Award Plan contains several features that are consistent with the interests of the Company’s stockholders and sound corporate governance practices, including the following:

•	No “evergreen” provision. The number of shares of Common Stock available for issuance under the 2010 Omnibus Award Plan is fixed and will not adjust based upon the number of shares outstanding.

•

Not excessively dilutive to our stockholders. The maximum number of shares of Common Stock authorized for issuance under the 2010 Omnibus Award Plan is 75 million shares (subject to adjustment in connection with changes in capital structure), plus the number of shares subject to awards outstanding under prior plans as of May 27, 2010 (the date of stockholder approval of the 2010 Omnibus Award Plan) but only to the extent that such awards under prior plans are forfeited, expire or otherwise terminate without shares being issued.

•

Stock option exercise prices and stock appreciate rights grant prices will not be lower than the fair market value on the grant date. The 2010 Omnibus Award Plan prohibits granting stock options with exercise prices or stock appreciate rights (“SARs”) with grant prices lower than the fair market value of a share of Common Stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

•

No repricing or exchange without stockholder approval. The 2010 Omnibus Award Plan prohibits the repricing of outstanding stock options or SARs without stockholder approval, except in connection with certain corporate transactions involving the Company.

•

Minimum vesting and performance period requirements. The 2010 Omnibus Award Plan provides that at least 95% of all time-based stock options, SARs, restricted stock awards and certain other stock-based awards granted to employees under the plan may vest no more rapidly than ratably over a three-year period after the grant date, and that performance-based stock-based awards will have a minimum performance period of one year.

•

“Clawback” provisions. The 2010 Omnibus Award Plan contains “clawback” provisions, which provide that the Compensation Committee may include in an award, that if a participant is determined by the Committee to have violated a non-compete, non-solicit, non-disclosure or other agreement or taken any other “Detrimental Activities” (as defined in the plan), all rights of the participant under the plan and any agreements evidencing an award then held by the participant will terminate and be forfeited, and the Committee may require the participant to surrender and return to the Company any shares received, and/or to repay any profits or any other economic value made or realized by the participant.

Stock-based awards granted under the 2010 Omnibus Award Plan may be granted with dividend equivalent rights, representing the right to receive all of the cash and stock dividends that are or would be payable with respect to the shares of Common Stock underlying such award, provided that such dividends are only payable if and when the corresponding award vests. During fiscal 2011, all restricted stock awards, restricted stock unit awards and performance stock unit awards granted to the named executive officers included dividend equivalent rights, except for the restricted stock award granted to Mr. Hare on August 3, 2011.

Fiscal 2011 Long-Term Equity Incentive Awards

For fiscal 2011, the Performance Committee continued to apply three key objectives that it had previously established for long-term equity incentive awards, namely that they be:

•	consistent with general industry and restaurant industry market practices;

•	aligned with stockholder return and value creation; and

•	easy to communicate and administer.

In addition, the Performance Committee considered how to implement performance metrics for equity grants based on a three-year performance cycle, given that the Arby’s brand operations were subject to a strategic review and possible disposition in the near future, and discussed whether the same operating performance metrics from the prior year should be used for fiscal 2011. For fiscal 2010, the long-term incentive equity incentive awards were comprised of (i) 50% time-based stock options, with three-year ratable vesting, (ii) 25% performance stock units based on a three-year adjusted EBITDA performance cycle, and (iii) 25% performance stock units based on a three-year total shareholder return (“TSR”) performance cycle. For fiscal 2011, the Performance Committee reviewed whether it was feasible to include adjusted EBITDA performance metrics which included Arby’s brand performance, when there was a likelihood that the Arby’s brand operations would not continue for the full three-year performance cycle. After considering the unique set of circumstances facing the Company in 2011 and reviewing with Cook & Co., its independent outside compensation consultant, current market practice with respect to the use of relative TSR performance goals, the Performance Committee determined that the long-term equity incentive awards for fiscal 2011 would consist of (i) 50% time-based stock options, with three-year ratable vesting, and (ii) 50% performance stock units based on a three-year TSR performance cycle.

Under this approach, in June 2011, the Performance Committee granted long-term equity incentive awards under the 2010 Omnibus Award Plan to approximately 240 eligible employees of the Company, including Messrs. Smith, Hare, van Ligten, Barker and Karam. Ms. Barton did not receive a long-term equity incentive award due to her separation from employment on June 15, 2011, and Mr. Okeson did not receive a long-term equity incentive award due to his pending separation from employment following the completion of fiscal 2011. In accordance with the approach previously adopted by the Compensation Committee for the

Executive Compensation Program, the awards were designed to deliver total direct compensation to the Company’s executive officers at the 60th percentile as compared to the General Industry Survey Data, assuming achievement of target performance under the Company’s annual cash incentive plan (i.e., a ranking at the 60th percentile based on the aggregate value of base salary, target annual cash incentive compensation and target long-term equity incentive compensation).

The General Industry Survey Data included companies of comparable size to the Company, but operating in sectors not limited to the restaurant industry. The General Industry Survey Data was supplemented by reference to the pay practices of companies included in the Peer Group, and it was the consensus of the Performance Committee that the proposed long-term equity incentive awards, and the resulting total direct compensation, be reasonably positioned when compared to the Peer Group and consistent with the Compensation Committee’s overall executive compensation philosophy.

The grant date fair value of the fiscal 2011 long-term equity incentive awards granted to the named executive officers is shown in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table below. The target expected value of the award for each participant was split equally between time-based stock options, representing the right to purchase shares of Common Stock at a specified exercise price (the fair market value of the Common Stock on the grant date), and performance stock units, representing the right to receive shares of Common Stock upon the achievement of a pre-established three-year TSR performance goal.

The stock options vest and become exercisable over a three-year period commencing on the grant date, with one-third vesting on each of the first three anniversaries of the grant date. The options have a 10-year term in which they may be exercised, provided they vest. The Performance Committee believes that, because stock options have value only if the price of the Common Stock increases, options are inherently tied to Company performance and stockholder return and serve to align the interests of the executives with the interests of our stockholders. The Performance Committee further believes that stock options encourage our executive officers to focus on our long-term performance and increase their investment in the Company, both of which provide a check on excessive short-term risk taking.

The performance stock units vest at the end of a three-year performance period (i.e., “cliff vest”), with the payout based on the Company’s achievement of the three-year relative TSR performance goal. If, at the end of the performance period, the threshold level of achievement for the performance stock units has not been met, then no part of the award will vest. The Performance Committee believes that, because the number of performance stock units received is tied to sustained Company performance over a multiple-year period as measured against a group of restaurant peers, and the value of those units is tied to the price of our Common Stock, the performance stock unit awards serve to align the interests of executives with the interests of our stockholders and to motivate long-term Company performance.

The performance period for the performance stock units runs from July 4, 2011 through June 29, 2014, with the beginning stock price based on the average of the closing prices of the Common Stock for the 20 trading days immediately prior to the first trading day of the performance period, and the ending stock price based on the average of the closing prices of the Common Stock for each of the last 20 trading days of the performance period. The Company’s TSR will be calculated as the change in stock price (i.e., the ending stock price minus the beginning stock price), plus all dividends paid on one share of Common Stock during the performance period, divided by the beginning stock price. Payout for the performance stock units will be based on the Company’s TSR ranking relative to the Peer Group as shown in the table below (with the payout expressed as a percentage of the target value of the award and representing the percentage of performance stock units that may be earned).

Payout Level	Company TSR Ranking vs. Peer Group	Payout as a % of Target
Maximum:	90th Percentile or Greater	200%
Above Target:	75th Percentile	162.5%
Target:	50th Percentile	100%
Threshold:	25th Percentile	37.5%
Below Threshold:	Less than 25th Percentile	0%

Following the end of the performance period, the Performance Committee will determine whether and the extent to which the Company’s TSR performance goal has been achieved, and will determine the number of shares of Common Stock, if any, issuable to each participant based on the level of achievement. The Performance Committee retains negative discretion with respect to payouts of the performance stock unit awards and may reduce or eliminate payouts in its sole discretion. Under the terms of the 2010 Omnibus Award Plan, if a participant ceases employment or service for any reason prior to the end of the performance period, the participant’s performance stock units will be cancelled and the participant will have no right to receive any shares under the award. Accordingly, Messrs. Smith and Karam, who separated from the Company during fiscal 2011, were not eligible to receive any shares of Common Stock with respect to their 2011 performance stock unit awards under the terms of the 2010 Omnibus Award Plan. However, pursuant to the terms of their respective employment agreements, Messrs. Smith and Karam received certain severance payments and benefits in connection with their separation, including accelerated vesting of their performance stock units (based on target level of performance). See the “All Other Compensation” column of the Summary Compensation Table and “Employment Agreements” below for additional details.

The fiscal 2011 long-term equity incentive awards were the product of work over a period of several months involving the Compensation Committee, the Performance Committee and senior management with respect to the design of the awards and the performance metrics to be used. Both Towers Watson, management’s compensation consultant, and Cook & Co., the Compensation Committee’s independent outside compensation consultant, worked on and provided input regarding the design of the awards and the performance metrics. The Compensation Committee and the Performance Committee reviewed all aspects of the awards, including the proposed vesting schedule, the peer group companies to be used for comparing TSR performance, the proposed payout scales associated with meeting or exceeding the TSR threshold and target amounts, and the desire for the value of the awards to be consistent with the Compensation Committee’s overall executive compensation philosophy.

Timing of Equity Award Grants

It has been the Company’s general practice to grant equity awards to the executive officers once annually, although the Company has deviated from this practice as circumstances dicate, including in fiscal 2008 and 2009. In fiscal 2008, the Company made two separate equity awards to senior management—the first grant in June 2008 being the regular annual equity grant for fiscal 2008, and the second grant in December 2008 following the successful consummation of the Company’s merger with Wendy’s. No equity awards were made to the Company’s executive officers in fiscal 2009, as the December 2008 grant was effectively an acceleration of the fiscal 2009 regular annual equity grant. The Company resumed making regular annual equity grants to its executive officers in fiscal 2010, and this practice continued in fiscal 2011 with the June 2011 grant of long-term equity incentive awards to executive officers and other eligible employees. In addition to these regular annual equity grants, the Committees may from time to time in their discretion grant special one-time equity awards to one or more executive officers in furtherance of the Company’s overall executive compensation philosophy and objectives. The Company has not adopted any formal program, plan or practice to time the grant of equity awards with the release of material non-public information. However, the Committees retain discretion to determine the grant date for annual and special equity awards taking into consideration applicable laws and regulations, and other factors deemed relevant by the Committees.

“Clawbacks” in Fiscal 2011 Equity Awards

All of the equity awards granted in 2011 contain “clawback” provisions in favor of the Company, as described below.

Each stock option award agreement, restricted stock award agreement, restricted stock unit award agreement and performance stock unit award agreement provides that, in the event of a material restatement of the Company’s issued financial statements, the Compensation Committee will review the facts and circumstances underlying the restatement (including, without limitation, any potential wrongdoing by the participant and whether the restatement was the result of negligence or intentional or gross misconduct) and may, in its sole discretion, direct the Company to recover: (i) with respect to option awards, all or a portion of the option or any gain realized on the vesting or exercise of the option; (ii) with respect to restricted stock awards, all or a portion of the restricted stock or any gain realized on the vesting of the restricted stock or the subsequent sale of Common Stock acquired upon vesting of the restricted stock; (iii) with respect to restricted stock unit awards, all or a portion of the restricted stock units or the shares of Common Stock issued upon settlement of the restricted stock units or any gain realized on the subsequent sale of Common Stock acquired upon vesting and settlement of the restricted stock units; and (iv) with respect to performance stock unit awards, all or a portion of the performance stock units or any gain realized on the settlement of the performance stock units or the subsequent sale of Common Stock acquired upon settlement of the performance stock units, in each case with respect to any fiscal year in which the Company’s financial results are negatively impacted by such restatement. If the Compensation Committee directs the Company to recover any such amount from a participant, then the participant will be required to repay any such amount to the Company within 30 days after the Company demands repayment.

In addition, if a court determines that a participant has or is engaged in any “Detrimental Activities” (as defined in the 2010 Omnibus Award Plan), the following “clawback” provisions apply:

•

Options. If the Detrimental Activities occurred while the participant was employed by or providing services to the Company or its subsidiaries, then the Company may cancel the option. If the Detrimental Activities occurred after the participant’s employment or service with the Company or its subsidiaries has ceased, then the participant, within 30 days after written demand by the Company, must return the option or any gain realized on the vesting or exercise of the option.

•

Restricted Stock. If the Detrimental Activities occurred after the participant’s employment or service with the Company or its subsidiaries has ceased, then the participant, within 30 days after written demand by the Company, must return the restricted stock or any gain realized on the vesting of the restricted stock or the subsequent sale of Common Stock acquired upon vesting of the restricted stock.

•

Restricted Stock Units. If the Detrimental Activities occurred during the participant’s employment or service with the Company or its subsidiaries or after the participant’s employment or service with the Company or its subsidiaries has ceased, then the participant, within 30 days after written demand by the Company, must return the Common Stock received upon settlement of the restricted stock units, any gain realized on the settlement of the restricted stock units or the subsequent sale of Common Stock acquired upon vesting and settlement of the restricted stock units.

•

Performance Stock Units. If the Detrimental Activities occurred after the participant’s employment or service with the Company or its subsidiaries has ceased, then the participant, within 30 days after written demand by the Company, must return the performance stock units or any gain realized on the settlement of the performance stock units or the subsequent sale of Common Stock acquired upon settlement of the performance stock units.

“Detrimental Activities” is defined in the 2010 Omnibus Award Plan to include any of the following: (i) unauthorized disclosure of any confidential or proprietary information of the Company or its affiliates; (ii) any activity that would be grounds to terminate the participant’s employment or service with the Company or its affiliates for cause; (iii) whether in writing or orally, maligning, denigrating or disparaging the Company, its affiliates or their respective predecessors and successors, or any of the current or former directors, officers, employees, stockholders, partners, members, agents or representatives of any of the foregoing entities, with respect to any of their respective past or present activities, or otherwise publishing (whether in writing or orally) statements that tend to portray any of the aforementioned persons or entities in an unfavorable light; or (iv) the breach of any non-competition, non-solicitation or other agreement containing restrictive covenants, with the Company or its affiliates.

The 2011 equity awards also provide that, if the Company is required by law to include an additional “clawback” or forfeiture provision to outstanding awards, then such “clawback” or forfeiture provision will also apply to the awards as if it had been included in the awards on the grant date.

Amendment to Outstanding Option Awards Held by Former President and Chief Executive Officer

In August 2011, in connection with the Compensation Committee’s consideration of Mr. Smith’s separation from employment, the Committee reviewed and approved an amendment to extend the post-termination exercise period for all employee stock options previously granted to Mr. Smith that were vested and outstanding as of his date of separation. The amendment provides that each such stock option will be exercisable by Mr. Smith within the earlier of (i) one year following the date on which he ceases to be a director of the Company and (ii) the date on which the option expires. In making its decision, the Compensation Committee took into consideration Mr. Smith’s overall contributions to the Company during his tenure as President and Chief Executive Officer, including his efforts during 2011 that led to the successful completion of the sale of the Arby’s business, as well as Mr. Smith’s continued service on the Board of Directors following his cessation of employment as President and Chief Executive Officer.

Employment Terms for New President and Chief Executive Officer

In August 2011, the Compensation Committee approved the terms of Mr. Brolick’s employment as the Company’s new President and Chief Executive Officer, effective September 12, 2011. Prior to approving Mr. Brolick’s employment terms, the Compensation Committee consulted with Cook & Co., its independent outside compensation consultant, and independent outside legal counsel and reviewed all components of the proposed employment agreement, including the proposed length of employment, compensation entitlements (including base salary, sign-on bonus, annual incentive awards and inducement and other equity incentive awards), payments and benefits payable to Mr. Brolick upon certain qualifying termination events and restrictive covenants that would apply to Mr. Brolick following the termination of his employment. In determining that Mr. Brolick’s employment agreement was in the best interest of the Company and its stockholders, the Compensation Committee noted that Mr. Brolick’s total direct compensation was targeted around the 60th percentile of the Company’s Peer Group, which was consistent with the Company’s historical practice. Certain terms of Mr. Brolick’s employment agreement are described below.

•

Term. The employment agreement commenced on September 12, 2011 (the “Effective Date”) and ends on the third anniversary of such date (the “Term”); provided, however, the parties may mutually agree to a single one-year extension of the Term.

•

Appointment as a Director. The employment agreement provided that Mr. Brolick would be appointed to the Board of Directors as of the Effective Date. Thereafter, during the Term, the Company will cause Mr. Brolick to be nominated to serve as a member of the Board for each year during which his term of service as a director is to be slated for re-election to the Board.

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Base Salary. During the Term, Mr. Brolick will receive an annual base salary of $1,100,000, payable in accordance with the Company’s normal payroll practices, provided that all amounts in excess of $1,000,000 will be deferred under the terms of a deferred compensation plan (the “DCP”) to be established by the Company. Mr. Brolick’s base salary will be subject to periodic review by the Board for a possible increase, as determined in the Board’s sole discretion.

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Sign-On Bonus. Mr. Brolick received a sign-on bonus of $500,000. If Mr. Brolick’s employment is terminated prior to the second anniversary of the Effective Date due to his resignation for “good reason” or by the Company for “cause” (as such terms are defined in the employment agreement), Mr. Brolick will be required to repay all or a portion of the sign-on bonus.

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Annual Cash Incentive Award. During the Term, Mr. Brolick will participate in the Company’s annual cash incentive compensation plan in effect for senior executive officers, under which he will be eligible to receive specified percentages of his base salary if targets and performance measures set by the Compensation Committee are achieved. Mr. Brolick’s annual target cash incentive opportunity will be equal to at least 150% of his annual base salary, with a maximum potential award equal to 200% of the target cash incentive level. For fiscal 2011, Mr. Brolick was entitled to receive a pro-rated annual cash incentive award on substantially the same terms as those granted to the Company’s other senior executive officers for the fiscal 2011 plan year, except that Mr. Brolick’s award would not be less than his target cash incentive award for fiscal 2011 (in any case, pro-rated based on the number of days he was employed in fiscal 2011). Commencing in fiscal 2012, during the Term, Mr. Brolick will be eligible to be granted awards under the Company’s annual cash incentive award program in effect for other senior executive officers of the Company, with an aggregate target, or guideline, award value of $2,500,000, with the actual grant date value of such award (which may be above or below the $2,500,000 guideline) to be determined in the discretion of the Compensation Committee after taking into account the Company’s and Mr. Brolick’s performance and other relevant factors. For fiscal 2011, Mr. Brolick’s incentive target and actual incentive payout are shown in the table below (with the actual incentive payout amounts prorated from the Effective Date through the end of fiscal 2011).

Participant	Annual Salary	Incentive Target as % of Salary	Annual Incentive Target	Wendy’s Bonus Adjusted EBITDA	Adjusted Company G&A	Arby’s Bonus Adjusted EBITDA	Total 2011 Incentive Payout
Emil J. Brolick	$1,100,000	150%	$1,650,000	$327,985	$114,474	$90,567	$533,026

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Option Grants. On the Effective Date, Mr. Brolick was granted (i) a 10-year option to purchase 270,270 shares of Common Stock with a grant date fair value of $486,486 as an inducement to join the Company and (ii) an additional 10-year option to purchase 270,270 shares of Common Stock with a grant date fair value of $486,486 as part of the Company’s fiscal 2011 long-term equity incentive award program, in each case, pursuant to the 2010 Omnibus Award Plan. Each of the option awards will vest in three equal installments on the first, second and third anniversaries of the Effective Date, subject to Mr. Brolick’s continued employment on the applicable vesting date.

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Inducement Restricted Stock Unit Grant. On the Effective Date, as an additional inducement to join the Company, Mr. Brolick was granted an aggregate of 307,377 restricted stock units with a grant date fair value of $1,480,020 pursuant to the 2010 Omnibus Award Plan. The restricted stock units will vest in three equal installments on the first, second and third anniversaries of the Effective Date, subject to Mr. Brolick’s continued employment on the applicable vesting date.

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2011 Performance Stock Unit Grant. On the Effective Date, Mr. Brolick was granted an aggregate of 102,459 performance stock units with a grant date fair value of $700,820 pursuant to the 2010 Omnibus Award Plan. The performance stock units are scheduled to vest at the end of a three-year performance period, with any payout based on the Company’s achievement of a three-year relative TSR performance goal. If, at the end of the three-year performance period, the threshold level of achievement for the performance stock units has not been met, then no part of the award will vest. The performance stock units were granted in accordance with the same terms and conditions, including the performance goal and payout levels, applicable to other senior executive officers of the Company who received performance stock unit awards in fiscal 2011, except that the performance period applicable to Mr. Brolick’s award is September 12, 2011 through June 29, 2014 while the performance period applicable to the other executives’ awards is July 4, 2011 through June 29, 2014. See “—Fiscal 2011 Long-Term Equity Incentive Awards” above for a discussion of the performance stock units granted to the Company’s executive officers during fiscal 2011.

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Other Long-Term Equity Incentive Compensation. Commencing with fiscal 2012, during the Term, Mr. Brolick will be eligible to receive equity awards under the Company’s annual long-term equity incentive award program in effect for other senior executive officers. The terms and conditions of such awards will generally be the same as the terms and conditions applicable to awards granted to other senior executive officers.

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Termination of Employment. Under the terms of the employment agreement: (i) Mr. Brolick’s employment will terminate automatically upon his death; (ii) the Company will be entitled to terminate Mr. Brolick’s employment in the event of his disability; (iii) the Company may terminate Mr. Brolick’s employment for “cause” or without “cause” (as such term is defined in the employment agreement); and (iv) Mr. Brolick may terminate his employment with the Company for “good reason” or without “good reason” (as such term is defined in the employment agreement). The employment agreement sets forth the specific rights and obligations of the Company and Mr. Brolick under each of these termination events.

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No Section 4999 Excise Tax Gross-up. The employment agreement does not contain a provision that would require the Company to pay any excise taxes that might be imposed on Mr. Brolick by Section 4999 of the Code following a change in control of the Company.

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Restrictive Covenants. The employment agreement contains certain restrictive covenants, including non-competition and non-solicitation covenants, which apply to Mr. Brolick until the later of his last day of employment and the last day upon which Mr. Brolick’s incentive awards vest following “retirement” (as such term is defined in the employment agreement). The employment agreement also contains customary confidentiality and non-disparagement provisions.

•

Special Executive Deferred Compensation Plan. The employment agreement requires that all amounts of Mr. Brolick’s base salary in excess of $1,000,000 be deferred under the terms of the DCP. All amounts deferred under the DCP will be vested at all times and generally become payable to Mr. Brolick within 60 days following his termination of employment, subject to applicable law. All amounts deferred under the DCP will bear interest (compounded for each full or partial calendar quarter) at a rate equal to the three-month LIBOR, plus 500 basis points, but in no event will such rate exceed 120% of the applicable U.S. federal long-term rate.

Other Benefits and Perquisites

The Company’s executive officers participate in various benefit plans made available generally to all of the Company’s salaried employees, including the Company’s 401(k) plan, group health plans, vacation and sick leave policies, life insurance and short-term and long-term disability benefits. Along with certain other employees, executive officers receive an automobile allowance and are provided with cell phones, laptops and other electronic devices that are needed to perform their duties and are intended primarily for business use. In addition, executive officers are covered by directors’ and officers’ liability insurance and indemnification agreements, which enable the Company to attract and retain executives for key positions and are consistent with market practices. During fiscal 2011, certain of the named executive officers received limited additional perquisites and benefits, which are described in the “All Other Compensation” column of the Summary Compensation Table below. The Compensation Committee believes that these limited perquisites and benefits are reasonable and consistent with our executive compensation philosophy and objectives as well as competitive market practice.

Severance and Change in Control Benefits

Certain of the Company’s executive officers have provisions in their respective employment agreements that provide for certain severance payments and benefits upon a termination by the Company without “cause” or a termination by the executive with “good reason” or as a result of a “triggering event” (as such terms are defined in the respective employment agreements). The Company considers such arrangements an important part of the

Executive Compensation Program and consistent with competitive practices. The key terms and provisions of the severance arrangements that are currently in effect for the named executive officers are summarized below under the caption “Potential Payments upon Termination or Change in Control.” The severance payments and benefits received by Messrs. Smith, Okeson and Karam, and Ms. Barton, in connection with their separation from the Company are summarized below under the caption “Employment Agreements.”

Tax Considerations

With respect to taxes, Section 162(m) of the Code imposes a $1,000,000 limit on the deduction that the Company may claim in any tax year with respect to compensation paid to the CEO and the three most-highly compensated named executive officers (other than the CEO and the CFO). Accordingly, the Performance Committee monitors which executive officers may be subject to Section 162(m) in order to maximize the amount of compensation paid to these officers that will be deductible under Section 162(m).

Certain types of performance-based compensation are exempted from the $1,000,000 limit. Performance-based compensation may include income from stock options, performance-based restricted stock, and certain formula-driven compensation that meets the requirements of Section 162(m) (including performance-based compensation awards made under the 2010 Omnibus Award Plan). The Performance Committee seeks to structure performance-based and other compensation for the Company’s executive officers in a manner that complies with Section 162(m) in order to provide for the deductibility of such compensation. At the same time, there may be circumstances in which the Performance Committee or the Compensation Committee determines, in the exercise of its independent judgment and after its review of all relevant facts and circumstances, that it is in the best interests of the Company to provide for compensation to one or more executives that may not be deductible.

FISCAL 2011 SUMMARY COMPENSATION TABLE

The Summary Compensation Table sets forth salary, bonus, equity awards, non-equity incentive awards and all other compensation earned by or paid or awarded to the following individuals (collectively, the “named executive officers”) with respect to fiscal 2011, 2010 and 2009:

•	the Company’s current Chief Executive Officer, Emil J. Brolick (whose employment began effective September 12, 2011);

•	the Company’s former Chief Executive Officer, Roland C. Smith (who separated from his employment as Chief Executive Officer effective September 12, 2011);

•	the Company’s Chief Financial Officer, Stephen E. Hare;

•	the Company’s three most highly compensated executive officers other than the CEO and CFO who were serving as executive officers at the end of the 2011 fiscal year:

•	Nils H. Okeson, Senior Vice President, General Counsel and Secretary of the Company;

•	Darrell G. van Ligten, Senior Vice President – Strategic Development of the Company, and President of the Company’s principal international subsidiaries (excluding Canada); and

•	John D. Barker, Senior Vice President and Chief Communications Officer of the Company; and

•	two additional individuals who served as executive officers during the 2011 fiscal year but whose employment was terminated prior to the end of fiscal 2011:

•	J. David Karam, former President of Wendy’s International (who separated from his employment effective December 30, 2011); and

•	Sharron L. Barton, former Senior Vice President and Chief Administrative Officer of the Company (who separated from her employment effective June 15, 2011).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Emil J. Brolick*	2011	338,462	500,000	2,180,840	972,972	533,026	54,846	4,580,146
(President and CEO)
Roland C. Smith	2011	1,150,000	573,500	1,526,420	1,779,114	—	11,508,691	16,537,725	(5)
(Former President and CEO)	2010	1,150,000	—	1,232,146	1,221,829	1,102,793	206,684	4,913,452
	2009	1,150,000	351,900	—	—	1,718,100	216,781	3,436,781
Stephen E. Hare	2011	637,775	1,073,500	1,535,627	534,783	511,826	157,747	4,451,258
(CFO)	2010	600,000	—	364,041	360,995	287,685	32,038	1,644,759
	2009	600,000	241,800	—	—	448,200	34,945	1,324,945
Nils H. Okeson	2011	500,000	266,500	—	—	393,713	27,556	1,187,769
(SVP, GC and Secretary)	2010	500,000	—	224,027	222,151	239,738	31,364	1,217,280
	2009	500,000	189,000	—	—	373,500	25,467	1,087,967
Darrell G. van Ligten*	2011	412,500	60,000	265,160	305,590	314,393	28,371	1,386,014
(SVP –Strategic Development; President, International)
John D. Barker*	2011	352,500	60,000	165,722	190,995	279,536	168,698	1,217,451
(SVP and CCO)
J. David Karam	2011	900,000	—	612,807	534,783	—	5,888,987	7,936,577	(6)
(Former President – Wendy’s International)	2010 2009	900,000 900,000	— 288,000	392,047 —	388,764 —	536,652 936,000	105,221 59,316	2,322,684 2,183,316
Sharron L. Barton	2011	295,000	—	—	—	—	1,925,484	2,220,484
(Former SVP and CAO)	2010	650,000	—	224,027	222,151	311,659	31,243	1,439,080
	2009	650,000	99,450	—	—	485,550	29,614	1,264,614

*

Messrs. Brolick, van Ligten and Barker were not named executive officers of the Company in 2010 or 2009 and, therefore, compensation information for those individuals has not been provided for those years.

(1)

The amounts shown for fiscal 2011 reflect: (i) for Mr. Brolick, a sign-on bonus ($500,000); (ii) for Mr. Smith, an Arby’s deal-completion bonus ($573,500); (iii) for Mr. Hare, a retention bonus ($750,000) and an Arby’s deal-completion bonus ($323,500); (iv) for Mr. Okeson, the first installment of a retention bonus ($166,500) and an Arby’s deal completion bonus ($100,000); (v) for Mr. van Ligten, a performance bonus ($60,000); and (vi) for Mr. Barker, a performance bonus ($60,000).

(2)

Represents the aggregate grant date fair value of stock awards made to such named executive officer in the year shown, computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures related to service-based vesting conditions. See Note 16 (Share-Based Compensation) to the Company’s consolidated financial statements set forth in the 2011 Form 10-K for the assumptions made in determining those values.

The amounts shown for 2011 include, among other items, the target grant date fair value of performance stock unit awards granted during fiscal 2011 under the 2010 Omnibus Award Plan, which awards are subject to the Company’s achievement of a three-year relative total shareholder return performance goal, as follows: $700,820 for Mr. Brolick; $1,526,420 for Mr. Smith; $464,030 for Mr. Hare; $265,160 for Mr. van Ligten; $165,722 for Mr. Barker; and $464,030 for Mr. Karam. At maximum payout levels, the grant date fair value of these performance stock unit awards would be as follows: $1,401,639 for Mr. Brolick; $3,052,839 for Mr. Smith; $928,061 for Mr. Hare; $530,320 for Mr. van Ligten; $331,443 for Mr. Barker; and $928,061 for Mr. Karam. For more information regarding the performance goal and possible payouts with respect to the performance stock unit awards, see “Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation—Fiscal 2011 Long-Term Equity Incentive Awards” above.

(3)

Represents the aggregate grant date fair value of option awards made to such named executive officer in the year shown, computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures related to service-based vesting conditions. See Note 16 (Share-Based Compensation) to the Company’s consolidated financial statements set forth in the 2011 Form 10-K for the assumptions made in determining those values.

(4)	The following table sets forth the details of “All Other Compensation” paid or accrued to the named executive officers during fiscal 2011.

Name	Year	Company Contributions to Defined Contribution Plans ($)(a)	Dividends Paid on Restricted Stock Awards ($)(b)	Payments/ Accruals in Connection With Termination of Employment ($)(c)	Tax Gross-Up Payments/ Reimbursements ($)(d)	Automobile Allowance/ Reimbursements ($)	Other Perquisites/ Personal Benefits ($)(e)	Total ($)
Emil J. Brolick	2011	—	—	—	—	4,846	50,000	54,846
Roland C. Smith	2011	9,800	9,534	11,353,770	20,003	19,200	96,384	11,508,691
Stephen E. Hare	2011	9,800	1,147	—	—	16,800	130,000	157,747
Nils H. Okeson	2011	9,800	956	—	—	16,800	—	27,556
Darrell G. van Ligten	2011	9,800	1,771	—	—	16,800	—	28,371
John D. Barker	2011	9,800	—	—	—	16,800	142,098	168,698
J. David Karam	2011	9,800	—	5,862,387	—	16,800	—	5,888,987
Sharron L. Barton	2011	9,800	474	1,907,262	—	7,948	—	1,925,484

(a)	The amounts shown reflect contributions by the Company to the named executive officers’ respective 401(k) plan accounts.

(b)

The amounts shown reflect the dollar value of dividends (and interest thereon) paid during fiscal 2011 on restricted stock awards held by the named executive officers, where such amounts were not factored into the grant date fair value of such awards.

(c)

The amounts shown reflect the value of severance payments and benefits received or accrued during fiscal 2011 by Messrs. Smith and Karam, and Ms. Barton. Mr. Okeson did not receive or accrue any severance payments or benefits during fiscal 2011, as his separation occurred during fiscal 2012. See “Employment Agreements” below for a description of the severance payments and benefits received by Messrs. Smith, Okeson and Karam, and Ms. Barton, in connection with their separation from the Company.

(d)

For Mr. Smith, the amount shown reflects reimbursements from the Company in the amount of: (i) $2,871 for taxes associated with imputed income relating to Mr. Smith’s wife’s travel to and from Ohio; and (ii) $17,132 for incremental taxes associated with Ohio imputed income.

(e)	For Mr. Brolick, the amount shown reflects reimbursement from the Company for legal expenses incurred by Mr. Brolick in connection with the negotiation of his employment agreement.

For Mr. Smith, the amount shown includes the following expenditures by the Company relating to Mr. Smith’s temporary living arrangements for work at Wendy’s headquarters in Ohio, which expenditures were approved by the Board of Directors in connection with the Company’s merger with Wendy’s International in September 2008: (i) $85,441 for the lease of an apartment for Mr. Smith and his wife in Columbus, Ohio, including the cost of utilities for the apartment; (ii) $7,051 for automobile lease expenses, including the cost of insurance; and (iii) reimbursement of imputed income in the amount of $3,892 relating to Mr. Smith’s wife’s travel to and from Ohio.

For Mr. Hare, the amount shown reflects a moving allowance paid by the Company in connection with Mr. Hare’s relocation to Ohio following the sale of Arby’s.

For Mr. Barker, the amount shown reflects a moving allowance and related reimbursements paid by the Company in connection with Mr. Barker’s relocation to Ohio following the sale of Arby’s.

The Company owns and operates a corporate aircraft that enables executives to safely and efficiently travel for business purposes. The corporate aircraft is generally not used for personal purposes by executives and, during fiscal 2011, none of the named executive officers used the aircraft solely for personal purposes. On certain occasions, including during fiscal 2011, an executive’s spouse or other family member may accompany the executive on the corporate aircraft when the aircraft is already going to a specific destination for a business purpose. In those cases, the aggregate incremental cost to the Company (reflecting the direct operating expenses, if any, associated with the additional passengers (e.g., in-flight catering)) is a de minimis amount.

(5)

In June 2011, Mr. Smith was granted performance stock units and stock options as part of the Company’s fiscal 2011 long-term equity incentive award program. In accordance with SEC rules, because Mr. Smith separated from his employment during fiscal 2011, the amount shown in the “Total” column for 2011 counts the value of these awards twice – once in the “Stock Awards” column (for the performance stock units) or the “Option Awards” column (for the stock options), based on the grant date fair value of the awards, and once in the “All Other Compensation” column, based on the value attributable to the accelerated vesting of the awards on December 30, 2011, the date of Mr. Smith’s separation from the Company.

(6)

In June 2011, Mr. Karam was granted performance stock units and stock options as part of the Company’s fiscal 2011 long-term equity incentive award program. In accordance with SEC rules, because Mr. Karam separated from his employment during fiscal 2011, the amount shown in the “Total” column for 2011 counts the value of these awards twice – once in the “Stock Awards” column (for the performance stock units) or the “Option Awards” column (for the stock options), based on the grant date fair value of the awards, and once in the “All Other Compensation” column, based on the value attributable to the accelerated vesting of the awards on December 30, 2011, the date of Mr. Karam’s separation from the Company.

FISCAL 2011 GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning the cash incentive awards and long-term equity incentive awards granted to the named executive officers in fiscal 2011.

Name			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Emil J. Brolick			507,692	507,692	934,154
	9/12/11	9/12/11				38,422	102,459	204,918						700,820
	9/12/11	8/22/11									540,540	4.82	4.89	972,972
	9/12/11	9/12/11							307,377	(5)				1,480,020
Roland C. Smith			862,500	1,725,000	3,174,000
	6/23/11	6/23/11				80,848	215,596	431,192						1,526,420
	6/23/11	6/23/11									946,337	5.02	5.06	1,779,114
Stephen E. Hare			243,750	487,500	897,000
	6/23/11	6/23/11				24,577	65,541	131,082						464,030
	6/23/11	6/23/11									284,459	5.02	5.06	534,783
	8/03/11	8/03/11							147,492	(6)				749,997
	1/01/12	9/28/11							60,000	(7)				321,600
Nils H. Okeson			187,500	375,000	690,000
Darrell G. van Ligten			159,375	318,750	596,063
	6/23/11	6/23/11				14,044	37,452	74,904						265,160
	6/23/11	6/23/11									162,548	5.02	5.06	305,590
John D. Barker			133,125	266,250	489,900
	6/23/11	6/23/11				8,777	23,407	46,814						165,722
	6/23/11	6/23/11									101,593	5.02	5.06	190,995
J. David Karam			450,000	900,000	1,800,000
	3/18/11	3/01/11							30,487	(8)				148,777
	6/23/11	6/23/11				24,577	65,541	131,082						464,030
	6/23/11	6/23/11									284,459	5.02	5.06	534,783
Sharron L. Barton			243,750	487,500	897,000

(1)

Represents threshold, target and maximum payout levels based on fiscal 2011 performance for the annual cash incentive awards granted to the named executive officers under the 2010 Omnibus Award Plan. For more information regarding the performance goals and possible payouts with respect to such awards, see “Compensation Discussion and Analysis—Annual Performance-Based Cash Incentive Awards—Fiscal 2011 Cash Incentive Awards” above. The amounts actually paid to the named executive officers pursuant to such awards based on results achieved in fiscal 2011 were as follows: $533,026 to Mr. Brolick; $511,826 to Mr. Hare; $393,713 to Mr. Okeson; $314,393 to Mr. van Ligten; and $279,536 to Mr. Barker. Such amounts are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

Messrs. Smith and Karam, and Ms. Barton, separated from their employment prior to the end of the 2011 fiscal year and were not eligible to receive payout of their 2011 cash incentive awards under the terms of the 2010 Omnibus Award Plan. However, pursuant to the terms of their respective employment agreements, Messrs. Smith and Karam, and Ms. Barton, received certain severance payments and benefits in connection with their separation, including payments in respect of their 2011 cash incentive awards. Such amounts are included in the “All Other Compensation” column of the Summary Compensation Table above and are described under the caption “Employment Agreements” below.

(2)

Represents threshold, target and maximum payout levels based on performance over a three-year period for awards of performance stock units granted to the named executive officers under the 2010 Omnibus Award Plan. For more information regarding the performance goal and possible payouts with respect to such awards, see “Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation—Fiscal 2011 Long-Term Equity Incentive Awards” above.

Messrs. Smith and Karam separated from their employment during fiscal 2011 and were not eligible to receive any shares of Common Stock with respect to their 2011 performance stock unit awards under the terms of the 2010 Omnibus Award Plan. However, pursuant to the terms of their respective employment agreements, Messrs. Smith and Karam received certain severance payments and benefits in connection with their separation, including accelerated vesting of their 2011 performance stock unit awards (based on target level of performance). Such amounts are included in the “All Other Compensation” column of the Summary Compensation Table above and are described under the caption “Employment Agreements” below.

(3)

Reflects stock options granted to the named executive officers under the 2010 Omnibus Award Plan, each having an exercise price equal to the fair market value of the underlying shares of Common Stock on the grant date and expiring ten years from the grant date, unless sooner exercised or forfeited. Pursuant to the 2010 Omnibus Award Plan, “fair market value” is equal to the average of the high and low per share sales price of the Common Stock on the grant date, provided that the Compensation Committee may, in its discretion, instead use the per share closing sales price of the Common Stock. The stock options vest and become exercisable over a three-year period commencing on the grant date, with one-third vesting on each of the first three anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date.

Pursuant to the terms of their respective employment agreements, Messrs. Smith and Karam received certain severance payments and benefits in connection with their separation, including accelerated vesting of their outstanding stock options. Such amounts are included in the “All Other Compensation” column of the Summary Compensation Table above and are described under the caption “Employment Agreements” below.

(4)

Represents the grant date fair value of the equity awards granted to the named executive officers, computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures related to service-based vesting conditions. See Note 16 (Share-Based Compensation) to the Company’s consolidated financial statements set forth in the 2011 Form 10-K for the assumptions made in determining those values.

(5)

Reflects restricted stock units granted to Mr. Brolick under the 2010 Omnibus Award Plan. The restricted stock units vest in three equal installments on the first, second and third anniversaries of the grant date, subject to Mr. Brolick’s continued employment on the applicable vesting date.

(6)

Reflects a restricted stock award granted to Mr. Hare under the 2010 Omnibus Award Plan. The restricted stock award vests in full on the third anniversary of the grant date, subject to Mr. Hare’s continued employment on the vesting date.

(7)

Reflects restricted stock units granted to Mr. Hare under the 2010 Omnibus Award Plan. The restricted stock units vest in three equal installments on the first, second and third anniversaries of the grant date, subject to Mr. Hare’s continued employment on the applicable vesting date.

(8)

Reflects restricted stock units granted to Mr. Karam under the 2010 Omnibus Award Plan. The restricted stock units vest in three equal installments on the first, second and third anniversaries of the grant date, subject to Mr. Karam’s continued employment on the applicable vesting date. Pursuant to the terms of his employment agreement, Mr. Karam received certain severance payments and benefits in connection with his separation, including accelerated vesting of his restricted stock units. Such amounts are included in the “All Other Compensation” column of the Summary Compensation Table above and are described under the caption “Employment Agreements” below.

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

The following table provides information concerning unexercised stock options and unvested restricted stock awards, restricted stock unit awards and performance stock unit awards held by the named executive officers as of the end of fiscal 2011.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)		Option Expiration Date (2)		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(3)
Emil J. Brolick	—	540,540	4.82		9/12/21
							308,575	(4)	1,653,962
										38,571	(5)	206,741	(5)
Roland C. Smith(6)	220,000	—	16.49	(7)	4/13/16
	200,000	—	15.71	(7)	5/23/17
	200,000	—	6.77		6/18/18
	1,500,000	—	4.65		12/18/18
	831,176	—	3.91		7/08/20
	946,337	—	5.02		6/23/21
Stephen E. Hare	75,000	—	15.88	(7)	6/07/16
	35,000	—	15.71	(7)	5/23/17
	35,000	—	6.77		6/18/18
	500,000	—	4.65		12/18/18
	81,858	163,717	3.91		7/08/20
	—	284,459	5.02		6/23/21
										30,492	(8)	163,437	(8)
										24,772	(5)	132,778	(5)
							147,492	(9)	790,557
							60,000	(10)	321,600
Nils H. Okeson(11)	42,500	—	16.09	(7)	4/28/16
	25,000	—	15.71	(7)	5/23/17
	25,000	—	6.77		6/18/18
	250,000	—	4.65		12/18/18
	50,374	100,749	3.91		7/08/20
										18,764	(8)	100,575	(8)
Darrell G. van Ligten	16,667	8,333	5.37		2/03/19
	25,000	12,500	4.44		7/16/19
	37,780	75,562	3.91		7/08/20
	—	162,548	5.02		6/23/21
							12,500	(12)	67,000
										14,073	(8)	75,431	(8)
										14,155	(5)	75,871	(5)
John D. Barker	35,372	—	8.86		4/30/14	(13)
	160,004	—	6.76		4/30/15	(13)
	50,000	—	4.65		12/18/18
	17,631	35,262	3.91		7/08/20
	—	101,593	5.02		6/23/21
										6,567	(8)	35,199	(8)
										8,847	(5)	47,420	(5)
J. David Karam(14)	1,600,000	—	5.50		12/30/12
	264,465	—	3.91		12/30/12
	284,459	—	5.02		12/30/12
Sharron L. Barton(15)	30,400	—	16.09	(7)	12/15/12
	15,000	—	15.71	(7)	12/15/12
	15,000	—	6.77		12/15/12
	250,000	—	4.65		12/15/12
	151,123	—	3.91		12/15/12

(1)

All such options vest and become exercisable in three equal installments on the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date.

(2)	Except as noted in footnote (13) below, all such options expire ten years from the grant date, unless sooner exercised or forfeited.

(3)	Based on $5.36 per share, which was the closing price of the Common Stock on December 30, 2011, the last business day of fiscal 2011.

(4)

Reflects unvested restricted stock units granted to Mr. Brolick on September 12, 2011 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of fiscal 2011. The restricted stock units vest in three equal installments on the first, second and third anniversaries of the grant date, subject to Mr. Brolick’s continued employment on the applicable vesting date.

(5)

Represents payout levels based on achieving threshold performance levels over a three-year period (July 4, 2011 through June 29, 2014) for awards of performance stock units granted on June 23, 2011 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of fiscal 2011. Each performance stock unit represents the right to receive one share of Common Stock based on the achievement of a three-year relative TSR performance goal. For more information regarding the performance goal and possible payouts with respect to the 2011 performance stock unit awards, see “Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation—Fiscal 2011 Long-Term Equity Incentive Awards” above.

(6)

Mr. Smith separated from his employment effective December 30, 2011. In connection with his separation: (i) all outstanding unvested options then held by Mr. Smith immediately vested and became exercisable; and (ii) the expiration date of all outstanding stock options then held by Mr. Smith was amended to the earlier of (a) one year following the date on which he ceases to be a director of the Company and (b) the date on which the option otherwise expires.

(7)

Reflects a $0.13 reduction in the exercise price per share of each stock option outstanding at the time of the special dividend of shares of common stock of CIFC paid to the Company’s stockholders in April 2008 (the “CIFC share dividend”). The reduction was effected in accordance with the Company’s equity participation plans, which provide for such price adjustments upon occurrence of extraordinary events such as the CIFC share dividend.

(8)

Represents payout levels based on achieving threshold performance levels over a three-year period (July 5, 2010 through June 30, 2013) for awards of performance stock units granted on July 8, 2010 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of fiscal 2011. Each performance stock unit represents the right to receive one share of Common Stock based on the achievement of applicable performance goals, either relative TSR return or three-year cumulative adjusted EBITDA. For more information regarding the performance goals and possible payouts with respect to the 2010 performance stock unit awards, see “Compensation Discussion and Analysis—2010 Omnibus Award Plan—Fiscal 2010 Equity Awards” in the Company’s definitive proxy statement for the 2011 annual meeting of stockholders filed with the SEC on April 8, 2011.

(9)

Reflects unvested restricted stock granted to Mr. Hare on August 3, 2011 under the 2010 Omnibus Award Plan. The restricted stock award vests in full on the third anniversary of the grant date, subject to Mr. Hare’s continued employment on the vesting date.

(10)

Reflects unvested restricted stock units granted to Mr. Hare on January 1, 2012 under the 2010 Omnibus Award Plan. The restricted stock units vest in three equal installments on each of the first, second and third anniversary of the grant date, subject to Mr. Hare’s continued employment on the applicable vesting date.

(11)

Mr. Okeson separated from his employment effective January 4, 2012. In connection with his separation: (i) all outstanding unvested options then held by Mr. Okeson immediately vested and became exercisable; (ii) the expiration date of all outstanding options then held by Mr. Okeson was accelerated to July 4, 2013 (18 months following his date of separation); and (iii) the performance stock units granted to Mr. Okeson in fiscal 2010 were forfeited and cancelled effective as of his date of separation.

(12)

Reflects unvested restricted stock units granted to Mr. van Ligten on July 16, 2009 under the Company’s Amended and Restated 2002 Equity Participation Plan. One-third of the restricted stock units vested on the first and second anniversaries of the grant date, and the remaining one-third of the restricted stock units vest on the third anniversary of the grant date, subject to Mr. van Ligten’s continued employment on the vesting date.

(13)	Such options expire seven years from the grant date, unless sooner exercised or forfeited.

(14)

Mr. Karam separated from his employment effective December 30, 2011. In connection with his separation: (i) all outstanding unvested options then held by Mr. Karam immediately vested and became exercisable; and (ii) the expiration date of all outstanding options then held by Mr. Karam was accelerated to December 30, 2012 (one year following his date of separation).

(15)

Ms. Barton separated from her employment effective June 15, 2011. In connection with her separation: (i) all outstanding unvested options then held by Ms. Barton immediately vested and became exercisable; and (ii) the expiration date of all outstanding options then held by Ms. Barton was accelerated to December 15, 2012 (18 months following her date of separation).

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2011

The following table provides information concerning the vesting during fiscal 2011 of restricted stock awards, restricted stock unit awards and performance stock unit awards previously granted to the named executive officers. None of the named executive officers exercised any stock options during fiscal 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Emil J. Brolick	—	—	—	—

Roland C. Smith	—	—	525,864	2,816,832

Stephen E. Hare	—	—	4,000	21,227

Nils H. Okeson	—	—	3,333	17,688

Darrell G. van Ligten	—	—	12,500	67,583

John D. Barker	—	—	—	—

J. David Karam	—	—	184,487	988,850

Sharron L. Barton	—	—	1,666	8,546

(1)	Based on the average of the high and low per share sales price of the Common Stock on the applicable vesting date.

FISCAL 2011 NON-QUALIFIED DEFERRED COMPENSATION

The following table describes benefits accrued to Messrs. Barker and Karam during fiscal 2011 under the Wendy’s International, Inc. Amended and Restated Supplemental Executive Retirement Plan No. 3 (the “SERP”). Messrs. Barker and Karam were the only named executive officers with participant accounts under the SERP during fiscal 2011. Effective as of January 1, 2011, the SERP was amended to freeze participation and benefit accruals; therefore, no other executives may become participants in the SERP and no further contributions will be made to participants’ accounts under the SERP. Prior accruals will, however, continue to be credited with interest until distributed to participants in accordance with the terms of the SERP.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(2)

John D. Barker	—	—	7,761	—	196,137

J. David Karam	—	—	4,614	—	—

(1)	Because the Company does not provide above-market or preferential earnings on participant accounts under the SERP, the amounts shown are not reported in the Summary Compensation Table.

(2)

Mr. Barker began participating in the SERP in 1997 and was credited with 15 years of vesting as of the end of January 1, 2012. None of the amounts shown for Mr. Barker were previously included in the Summary Compensation Table because Mr. Barker was not a named executive officer prior to fiscal 2011.

Mr. Karam began participating in the SERP in 2009 and was credited with three years of vesting as of December 30, 2011, the date of his separation from the Company. Because Mr. Karam separated from his employment before accruing five years of service under the SERP, the entire balance of his SERP account was forfeited in connection with his separation, and he is not entitled to receive any future paid benefits under the SERP. As of December 30, 2011, the aggregate balance of Mr. Karam’s SERP account was $116,599. Of such balance, contributions by the Company to Mr. Karam’s SERP account in the amount of $75,307 in fiscal 2010 and $35,200 in fiscal 2009 previously were reported as compensation to Mr. Karam in the Company’s Summary Compensation Table for previous years.

Under the SERP, Company contributions vest after five years of service, or upon death, disability or, in certain circumstances, in connection with a change in control. Interest on account balances at the end of each year is determined by the Company and credited at a rate equal to the 30-year Constant Maturity Treasury Rate (or the next longest U.S. government bond rate then available) as of November 30th of the following year. In 2011, interest was credited on account balances at a rate of 4.12%, which was applied to account balances as of December 31, 2010. Vested benefits will be paid after termination in a lump sum or in installments over a period not exceeding 15 years, at the election of the participant. Each change made by a participant in an elected form of distribution will delay payment for five years. The SERP does not permit distributions prior to a participant’s termination.

.

EMPLOYMENT AGREEMENTS

Mr. Brolick

On September 12, 2011, the Company entered into an employment agreement with Mr. Brolick, as the Company’s President and Chief Executive Officer. The terms of the agreement are described above under the caption “Compensation Discussion and Analysis—Employment Terms for New President and Chief Executive Officer.” The severance and termination provisions set forth in the agreement are described below under the caption “Potential Payments upon Termination or Change in Control.”

Mr. Smith

On December 18, 2008, the Company entered into an amended and restated employment agreement with Mr. Smith, as the Company’s President and Chief Executive Officer. Pursuant to the agreement, the term of Mr. Smith’s employment was extended for three years (through December 18, 2011), subject to automatic renewal for additional one-year periods unless either party provided a notice of non-renewal at least 120 days prior to the expiration of the then-current term. No such notice was provided during 2011. Under the agreement, Mr. Smith’s annual base salary was increased to $1,150,000, and his annual target bonus was increased to 150% of his base salary.

Mr. Smith separated from his employment as the Company’s President and Chief Executive Officer effective September 12, 2011. Pursuant to the terms of a September 1, 2011 letter agreement between the Company and Mr. Smith, Mr. Smith continued to serve as an employee of the Company in the capacity of Special Advisor through December 30, 2011, at the same compensation level as provided in his employment agreement. Mr. Smith’s separation from the Company was deemed a termination following a “triggering event” for purposes of his employment agreement. In connection with his termination, Mr. Smith received the following severance payments and benefits:

•	a lump sum cash payment equal to (i) two times base salary in effect as of the effective date of termination ($2,300,000) plus (ii) two times target annual bonus for fiscal 2010 ($3,450,000);

•	a lump sum cash payment of $27,500;

•	an annual cash bonus based on actual performance for fiscal 2011 ($1,811,078), payable in lump sum on the same date bonuses are paid to other executives;

•

all unvested stock options vested in full ($1,125,226), and all vested employee stock options remain exercisable until the earlier of (i) one year following the date on which Mr. Smith ceases to be a director of the Company and (ii) the date on which the option expires; and

•	all unvested restricted stock, restricted stock units and performance stock units vested in full, with the performance stock units vesting at target levels of performance ($2,639,966).

In order to receive the payments and benefits described above, Mr. Smith was required to sign a general release and covenant not to sue in favor of the Company. In addition, Mr. Smith will remain subject to certain non-competition and non-solicitation covenants for a period of 24 months following his termination, and will remain subject to certain confidentiality and non-disparagement covenants for a period of four years following his termination, in each case as set forth in the employment agreement.

Mr. Hare

On December 18, 2008, the Company entered into an amended and restated employment agreement with Mr. Hare, as the Company’s Senior Vice President and Chief Financial Officer. Pursuant to the agreement, the term of Mr. Hare’s employment was extended for two years (through December 18, 2010), subject to automatic renewal for additional one-year periods unless either party provides a notice of non-renewal at least 120 days prior to the expiration of the then current term. No such notice was provided during 2010 or 2011. Under the agreement, Mr. Hare’s annual base salary was increased to $600,000 (currently set at $750,000), and his target bonus remained at 75% of his base salary. The severance and termination provisions set forth in the agreement are described below under the caption “Potential Payments upon Termination or Change in Control.”

On March 22, 2011, the Company and Mr. Hare entered into a letter agreement pursuant to which Mr. Hare agreed to remain employed by the Company following the sale of Arby’s, notwithstanding the occurrence of certain “triggering events” under the terms of his employment agreement. In consideration for his continued service and his consent to relocate to Ohio, Mr. Hare received certain compensation awards, as described above under the caption “Compensation Discussion and Analysis – Compensation Awards Related to the Sale of Arby’s.”

Mr. Okeson

On December 18, 2008, the Company entered into an amended and restated employment agreement with Mr. Okeson, as the Company’s Senior Vice President, General Counsel and Secretary. Pursuant to the agreement, the term of Mr. Okeson’s employment was extended for two years (through December 18, 2010), subject to automatic renewal for additional one-year periods unless either party provided a notice of non-renewal at least 120 days prior to the expiration of the then current term. No such notice was provided during 2010 or 2011. Under the agreement, Mr. Okeson’s annual base salary was increased to $500,000, and his target bonus remained at 75% of his base salary.

On March 22, 2011, the Company and Mr. Okeson entered into a letter agreement pursuant to which Mr. Okeson agreed to remain employed by the Company for six months following completion of the sale of Arby’s, notwithstanding the occurrence of certain “triggering events” under the terms of his employment agreement. In consideration for his continued service, Mr. Okeson received a retention bonus from the Company, as described above under the caption “Compensation Discussion and Analysis—Compensation Awards Related to the Sale of Arby’s.”

Effective January 4, 2012, Mr. Okeson separated from his employment with the Company. Mr. Okeson’s separation was deemed a termination due to a “triggering event” for purposes of his employment agreement. In connection with his termination, Mr. Okeson received the following severance payments and benefits:

•

a cash payment equal to $333,500, representing the second installment of his February 2011 retention bonus, one-third of which was paid in July 2011 following completion of the Arby’s transaction, and two-thirds of which was payable six months following completion of the Arby’s transaction, subject to Mr. Okeson’s continued employment through his specified job end-date;

•

a cash payment equal to (i) base salary in effect as of the effective date of termination ($500,000) plus (ii) actual annual bonus paid for fiscal 2011 ($393,713), to be paid in semi-monthly installments for a period of 12 months commencing on the date of termination;

•

a cash payment equal to base salary in effect as of the effective date of termination for an additional period of 12 months, to be paid in semi-annual installments commencing 12 months after the date of termination and offset by compensation earned by Mr. Okeson during the same period (estimated to be $65,000, after giving effect to compensation likely to be earned by Mr. Okeson from his subsequent employment following his separation from the Company);

•	a lump sum cash payment of $40,385, representing Mr. Okeson’s accrued and unused vacation as of his date of separation;

•	a lump sum cash payment of $27,500;

•

a pro rata annual cash bonus based on actual performance for fiscal 2012 (estimated to be $3,082, assuming the Company’s achievement of target performance goals during fiscal 2012), payable in a lump sum on the date bonuses are paid to other executives; and

•

all unvested stock options vested in full ($146,086), and all vested stock options remain exercisable until the earlier of (i) 18 months following termination or (ii) the date on which the option expires.

In order to receive the payments and benefits described above, Mr. Okeson was required to sign a general release and covenant not to sue in favor of the Company. In addition, Mr. Okeson will remain subject to certain non-competition and non-solicitation covenants for a period of 24 months following his termination, and will remain subject to certain confidentiality and non-disparagement covenants for a period of four years following his termination, in each case as set forth in his employment agreement.

Mr. van Ligten

Effective February 2, 2009, the Company entered into an employment agreement with Mr. van Ligten, as the Company’s Senior Vice President – Strategic Development. Mr. van Ligten’s employment term was for an initial two-year period (through February 2, 2011), subject to automatic renewal for additional one-year periods unless either party provides a notice of non-renewal at least 120 days prior to the expiration of the then-current term. No such notice was provided during 2010 or 2011. Under the agreement, Mr. van Ligten’s initial annual base salary was set at $325,000 (currently set at $425,000), and his annual target bonus was set at 75% of his base salary. The severance and termination provisions set forth in the agreement are described below under the caption “Potential Payments upon Termination or Change in Control.”

On March 23, 2012, the Company and Mr. van Ligten entered into a letter agreement pursuant to which Mr. van Ligten agreed to remain employed by the Company following the sale of Arby’s and the consolidation of the Company’s Atlanta restaurant support center into one facility in Dublin, Ohio, notwithstanding the occurrence of certain “triggering events” under the terms of his employment agreement. In consideration for his continued service and his consent to relocate to Ohio, Mr. van Ligten will receive a retention bonus, as described above under the caption “Compensation Discussion and Analysis – Compensation Awards Related to the Sale of Arby’s.”

Mr. Barker

On December 18, 2008, the Company entered into an employment agreement with Mr. Barker, as the Company’s Senior Vice President and Chief Communications Officer. Mr. Barker’s employment term was for an initial two-year period (through December 18, 2010), subject to automatic renewal for additional one-year periods unless either party provides a notice of non-renewal at least 120 days prior to the expiration of the then-current term. No such notice was provided during 2010 or 2011. Under the agreement, Mr. Barker’s annual base salary was set at $325,000 (currently set at $355,000), and his annual target bonus was set at 75% of his base salary. The severance and termination provisions set forth in the agreement are described below under the caption “Potential Payments upon Termination or Change in Control.”

Mr. Karam

On July 25, 2008, the Company entered into a consulting and employment agreement with Mr. Karam, with his consulting services transitioning to employment contingent upon effectiveness of the merger between Wendy’s International and Triarc Companies, Inc. On September 29, 2008, the merger became effective, and Mr. Karam became the President of Wendy’s International. Mr. Karam’s employment term was for an initial three-year period (through September 29, 2011), subject to automatic renewal for additional one-year periods unless either party provided a notice of non-renewal at least 120 days prior to the expiration of the then-current term. No such notice was provided during 2011. Under the agreement, Mr. Karam’s initial annual base salary was set at $900,000, and his annual target bonus was set at 100% of his base salary.

Effective December 30, 2011, Mr. Karam separated from his employment with the Company. Mr. Karam’s separation was deemed a termination without “cause” for purposes of his employment agreement. In connection with his termination, Mr. Karam received the following severance payments and benefits:

•

a lump sum cash payment equal to (i) two times base salary in effect as of the effective date of termination ($1,800,000) plus (ii) two times target annual bonus in effect as of the effective date of termination ($1,800,000);

•	a lump sum cash payment of $51,923, representing Mr. Karam’s accrued and unused vacation as of his date of separation;

•	a lump sum cash payment of $28,000;

•	an annual cash bonus based on actual performance for fiscal 2011 ($841,248), payable in a lump sum on the same date bonuses are paid to other executives;

•

all unvested stock options vested in full ($352,366), and all vested options will remain exercisable until the earlier of (i) one year following termination and (ii) the date on which the option expires; and

•	all unvested restricted stock, restricted stock units and performance stock units vested in full, with the performance stock units vesting at target levels of performance ($988,850).

In order to receive the payments and benefits described above, Mr. Karam was required to sign a general release and covenant not to sue in favor of the Company. In addition, Mr. Karam will remain subject to certain non-competition and non-solicitation covenants for a period of 24 months following his termination, and will remain subject to certain confidentiality and non-disparagement covenants following his termination, in each case as set forth in his employment agreement.

Ms. Barton

On December 18, 2008, the Company entered into an amended and restated employment agreement with Ms. Barton, as the Company’s Chief Administrative Officer. Pursuant to the agreement, the term of Ms. Barton’s employment was extended for two years (through December 18, 2010), subject to automatic renewal for additional one-year periods unless either party provided a notice of non-renewal at least 120 days prior to the expiration of the then current term. No such notice was provided during 2010. Under the agreement, Ms. Barton’s annual base salary remained at $650,000, and her target bonus remained at 75% of her base salary.

Ms. Barton separated from her employment with the Company effective June 15, 2011. Ms. Barton’s separation was deemed a termination without “cause” for purposes of her employment agreement. In connection with her termination, Ms. Barton received the following severance payments and benefits:

•

a cash payment equal to (i) base salary in effect as of the date of termination ($650,000) plus (ii) actual annual bonus paid for fiscal 2010 ($311,659), to be paid in semi-monthly installments for a period of 12 months commencing on the date of termination;

•

a cash payment equal to base salary in effect as of the effective date of termination ($650,000) for an additional period of 12 months, to be paid in semi-annual installments commencing 12 months after the date of termination and offset by any compensation earned by Ms. Barton during the same period;

•	a lump sum cash payment of $37,500, representing Ms. Barton’s accrued and unused vacation as of her date of separation;

•	a lump sum cash payment of $27,500;

•	a pro rata annual cash bonus based on actual performance for fiscal 2011 ($230,603), payable in a lump sum on the date bonuses are paid to other executives; and

•	all vested stock options remain exercisable until the earlier of (i) 18 months following termination or (ii) the date on which the option expires.

In order to receive the payments and benefits described above, Ms. Barton was required to sign a general release and covenant not to sue in favor of the Company. In addition, Ms. Barton will remain subject to certain non-competition and non-solicitation covenants for a period of 24 months following her termination, and will remain subject to certain confidentiality and non-disparagement covenants for a period of four years following her termination, in each case as set forth in her employment agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Messrs. Brolick, Hare, van Ligten and Barker have provisions in their respective employment agreements that provide for certain severance payments and benefits upon certain termination events, including a termination by the Company without “cause” or a termination by the executive as a result of a “triggering event” or, in the case of Mr. Brolick, for “good reason” (as such terms are defined in their respective employment agreements and described below). The key terms and provisions of the severance arrangements that are currently in effect for Messrs. Brolick, Hare, van Ligten and Barker are summarized in the table below and are governed by the executives’ respective employment agreements. The value of the payments and benefits described in the table below was estimated as if the triggering event took place on December 30, 2011, the last business day of fiscal 2011.

Description	Mr. Brolick	Messrs. Hare, van Ligten and Barker

Termination events triggering severance payments and benefits:	• Termination without cause • Termination for good reason	• Termination without cause • Termination due to a triggering event

Severance payments:

• Cash payments, in monthly installments from the date of termination through September 12, 2014 (the “Severance Period”) equal to (i) the sum of his base salary and target bonus amount for fiscal 2011 divided by (ii) twelve ($7,425,000)

• A pro rata portion of his annual incentive award for fiscal 2011, based on actual Company performance ($533,026)

• Mr. Brolick is required to sign a general release and covenant not to sue in favor of the Company prior to receiving any severance payments or benefits

• Cash payment equal to the sum of (i) current base salary and (ii) actual cash bonus paid for fiscal 2010, payable in semi-monthly installments for a period of 12 months (Mr. Hare: $937,685; Mr. van Ligten: $604,803; and Mr. Barker: $520,419)

• Cash payment equal to current base salary for an additional period of 12 months, payable in semi-annual installments commencing 12 months after termination and offset by any compensation earned by the executive during the same period (Mr. Hare: $650,000; Mr. van Ligten: $425,000; and Mr. Barker: $355,000)

• Lump sum cash payment of $27,500

• Pro rata annual cash bonus based on actual performance for fiscal 2011, payable in a lump sum on the date bonuses are paid to other executives (Mr. Hare: $511,826; Mr. van Ligten: $314,393; and Mr. Barker: $279,536)

• Each executive is required to sign a general release and covenant not to sue in favor of the Company prior to receiving any severance payments or benefits

Description	Mr. Brolick	Messrs. Hare, van Ligten and Barker

Continuation of health and welfare benefits:

•  Continued medical and life insurance benefits until the earlier of (i) the end of the Severance Period and (ii) the date on which he becomes eligible for comparable coverage from another employer ($39,610)

• Continued participation in the Company’s health and welfare plans for 18 months at the executive’s election and at full cost to the executive

Treatment of equity awards:

•  In the event of a termination without cause or a termination for good reason: (i) continued vesting during the Severance Period of the restricted stock units, stock options and performance stock units granted to Mr. Brolick on September 12, 2011, with payout for any performance-based awards based on actual performance; and (ii) continued vesting during the Severance Period of any equity and long-term incentive awards granted to Mr. Brolick after September 12, 2011, with payout for any performance-based awards based on actual performance

•  In the event a change in control occurs during the Severance Period, all equity and other long-term incentive awards will vest immediately prior to such change in control ($2,497,172)

•  All stock options that vest during the Severance Period will remain exercisable until the earlier of (i) one year following the end of the Severance Period and (ii) the date on which the option expires

•  In the event of a termination due to death or disability: (i) the restricted stock units, stock options and performance stock units granted to Mr. Brolick on September 12, 2011 will fully vest, except that the performance stock units will remain subject to satisfaction of the applicable actual performance goals through the date of termination; and (ii) the stock options granted to Mr. Brolick on September 12, 2011 will remain exercisable until the earlier of (a) one year following termination and (b) the date on which the option expires

•  In the event of a termination without cause or a termination due to a triggering event, all unvested stock options will be forfeited as of the date of termination

•  In the event of a termination due to disability, all outstanding stock options will fully vest (Mr. Hare: $334,106; Mr. van Ligten: $176,331; and Mr. Barker: $85,672)

•  All vested stock options will remain exercisable until the earlier of (i) one year following termination and (ii) the date on which the option expires

Restrictive covenants:

•  In the event of a termination without cause or a termination for good reason, Mr. Brolick must comply with certain non-competition and non-solicitation covenants until September 12, 2014 (or, in the case of Mr. Brolick’s retirement, the later of (i) September 12, 2014 and (ii) the last day upon which his equity awards vest following retirement) (without giving effect to any acceleration of vesting in connection with a change in control)

•  Mr. Brolick must comply with certain confidentiality and non-disparagement covenants during and after his term of employment

•  In the event of a termination without cause or a termination due to a triggering event, the executive must comply with (i) certain non-competition and non-solicitation covenants for 24 months following termination and (ii) certain confidentiality and non-disparagement covenants for four years following termination

•  In the event of a termination for cause or a termination other than due to a triggering event, the executive must comply with (i) non-competition and non-solicitation covenants for 12 months following termination and (ii) confidentiality and non-disparagement covenants for four years following termination

Description	Mr. Brolick	Messrs. Hare, van Ligten and Barker

Termination at or following expiration of term:

• In the event of a termination at or following the expiration of Mr. Brolick’s three-year employment term (other than a termination for cause), Mr. Brolick would receive: (i) a pro rata portion of his annual incentive award for the fiscal year in which the termination occurs, based on actual Company performance; and (ii) continued vesting through the end of the applicable vesting periods of all equity and other long-term incentive awards (with immediate vesting of such awards in the event a change of control occurs following his termination)

• In the event of a termination at the expiration of the executive’s employment term as a result of the Company giving 120 days’ advance written notice of expiration, the executive would receive: (i) continuation of current base salary for at least eight months, payable in semi-monthly installments; and (ii) a pro rata annual cash bonus based on actual performance for the fiscal year in which the termination occurs, provided the executive continues to work during such 120-day notice period to the extent requested by the Company, payable in a lump sum on the date bonuses are paid to other executives

The estimated total value of the payments and benefits that would be provided to Mr. Brolick under his employment agreement in the event his employment was terminated on December 30, 2011 without cause or for good reason as described in the table above is $7,997,636 plus the value that would be received by Mr. Brolick from continued vesting during the Severance Period of his outstanding equity awards as described in the table above. The estimated total value of the payments and benefits that would be provided to Messrs. Hare, van Ligten and Barker under their respective employment agreements in the event their employment was terminated without cause or due to a triggering event as described in the table above is as follows: $2,127,011 for Mr. Hare; $1,371,696 for Mr. van Ligten; and $1,182,455 for Mr. Barker.

For Messrs. Brolick, Hare, van Ligten and Barker, these amounts do not include the value of accelerated vesting of restricted stock units and performance stock units that would occur under the terms of their respective restricted stock unit award agreements and performance stock unit award agreements in the event of (i) termination due to death or disability or (ii) termination by the Company other than for cause or by the executive for good reason, in each case within 12 months following a change in control event. The values of accelerated restricted stock units for Messrs. Brolick, Hare, van Ligten and Barker would be $1,653,962, $321,600, $67,000 and $0, respectively. The values of accelerated performance stock units for Messrs. Brolick, Hare, van Ligten and Barker would be $551,319, $789,930, $403,495 and $220,322, respectively, representing payout levels based on achieving target performance, prorated based on the time elapsed from the respective grant date to December 30, 2011, plus dividends accrued on such awards as of the end of fiscal 2011.

For Mr. Hare, this amount also does not include the value of accelerated vesting of restricted stock that would occur under the terms of his restricted stock award agreement in the event of (i) termination due to death or disability or (ii) termination by the Company without cause. The value of Mr. Hare’s accelerated restricted stock would be (i) $790,557 in the event of termination due to death or disability, which reflects full accelerated vesting of his restricted stock, and (ii) $109,808 in the event of termination by the Company without cause, which reflects prorated accelerated vesting of his restricted stock based on the time elapsed from the grant date to December 30, 2011.

For Messrs. Brolick, Hare, van Ligten and Barker, these amounts also do not include the value of accelerated vesting of stock options that would occur under the terms of their respective stock option agreements in the event of (i) termination due to death or disability or (ii) termination by the Company other than for cause or by the executive for good reason, in each case within 12 months following a change in control event. The values for Messrs. Brolick, Hare, van Ligten and Barker would be $291,892, $334,106, $176,331 and $85,672, respectively, representing the difference between the closing price of the Company’s Common Stock on December 30, 2011 ($5.36) and the exercise price of their respective stock options.

In calculating the values for the table above, the following assumptions were made: (1) the price of the Company’s Common Stock was $5.36 per share, the closing price on December 30, 2011; (2) no compensation offset for executives whose second year severance payments would otherwise be subject to reduction for outside earnings; (3) immediate exercise of all stock options that vested as of the December 30, 2011 termination date;

(4) no six-month delay in payment to any “specified employee” that would otherwise be required under Code Section 409A; and (5) with respect to continuation of health and welfare benefits for Mr. Brolick, continuation of medical and life insurance benefits during the Severance Period at the same coverage levels and cost that were in effect as of December 30, 2011.

The employment agreements for Messrs. Brolick, Hare, van Ligten and Barker generally define “cause” as: (i) commission of any act of fraud or gross negligence in the course of employment that, in the case of gross negligence, has a material adverse effect on the business or financial condition of the Company or any of its affiliates; (ii) willful material misrepresentation to the President and Chief Executive Officer (not applicable to Mr. Brolick) or the Board; (iii) voluntary termination of employment other than due to a triggering event (not applicable to Mr. Brolick) or the willful failure or refusal to comply with any material obligation to the Company or to comply with a reasonable and lawful instruction of the President and Chief Executive Officer (not applicable to Mr. Brolick) or the Board; (iv) engagement in any conduct or the commission of any act that is, in the reasonable opinion of the Board, materially injurious or detrimental to the substantial interest of the Company or any of its affiliates; (v) indictment for any felony, whether of the United States or any state thereof or any similar foreign law; (vi) any failure substantially to comply with any written rules, regulations, policies or procedures of the Company that, if not complied with, could reasonably be expected to have a material adverse effect on the business of the Company or any of its affiliates; (vii) any willful failure to comply with the Company’s policies regarding insider trading; (viii) his death; or (ix) his inability to perform all or a substantial part of his duties or responsibilities on account of illness (either physical or mental) for more than 90 consecutive calendar days or for an aggregate of 150 calendar days during any consecutive nine month period.

The employment agreements for Messrs. Brolick, Hare, van Ligten and Barker generally define “triggering event” or, in the case of Mr. Brolick, “good reason” as: (i) a material reduction in his responsibilities; (ii) a requirement that he report to any person other than the Chief Executive Officer (not applicable to Mr. Brolick) or the Board; (iii) a reduction in his then-current base salary or target bonus percentage; (iv) relocation to a work situs not in his current metropolitan area of residence without his consent; (v) in the case of Mr. Brolick, the Company’s failure to nominate him for re-election as a member of the Board; or (v) in the case of Mr. Brolick, if, following a change in control, he is not the Chief Executive Officer and reporting to the board of directors of the top-most parent company resulting from such change in control; provided, in each case, that (a) the executive provides written notice to the Company no later than 30 days following the time he learns of the existence of the circumstances constituting a triggering event or good reason, (b) the Company fails to cure such circumstances within 30 days (for Messrs. Brolick, Hare and van Ligten) or 60 days (for Mr. Barker) of such notice and (c) the executive terminates his employment within six months of the initial occurrence of the circumstances constituting a triggering event or good reason.

The employment agreements for Messrs. Brolick, Hare, van Ligten and Barker generally restrict the executive from competing against the Company in the following manner: such officer, in any state or territory of the United States (and the District of Columbia) or any country where the Company maintains restaurants, will not engage or be engaged in any capacity, directly or indirectly, except as a passive investor owning less than a 2% interest in a publicly held company, in any business or entity that is competitive with the business of the Company or its affiliates. This restriction includes, without limitation, (i) any business engaged in drive through or counter food service restaurant business typically referred to as “Quick Service” restaurants (such as Burger King, McDonald’s, Jack in the Box, etc.), for which revenues from the sale of hamburgers, sandwiches (including wraps) and salads represents at least 50% of total revenues from the sales of food items (excluding beverages) and also includes any business engaged in real estate development for such Quick Service businesses, and (ii) Yum! Brands, Inc. or its brands and each of its subsidiaries. The executive shall not, however, be prohibited from (a) accepting employment, operating or otherwise becoming associated with a franchisee of the Company or any of its affiliates or subsidiaries, subject to any confidentiality obligations set forth in his employment agreement, or (b) accepting employment, operating or otherwise becoming associated with a “Quick-Service” restaurant business of a brand that has less than 100 outlets system-wide (including both franchised outlets and franchisor-operated outlets).

COMPENSATION OF DIRECTORS

The Company believes that its compensation program for non-management directors should be competitive with companies with whom the Company competes for director talent and should encourage and facilitate ownership of the Company’s Common Stock. The Company’s current compensation program for non-management directors, which provides for a combination of cash payments and restricted stock awards, is described below. The Compensation Committee retains discretion to modify the compensation program for non-management directors from time to time as it deems appropriate, taking into consideration all relevant facts and circumstances.

Annual Retainers:

•	Each non-management director receives an annual retainer for Board service of $67,500.

•	The Audit Committee Chairman receives an annual retainer of $20,000.

•	Each Audit Committee member (other than the Chairman) receives an annual retainer of $10,000.

•	The Compensation Committee Chairman receives an annual retainer of $15,000.

•	Each Compensation Committee member (other than the Chairman) receives an annual retainer of $7,500.

Meeting Fees:

•

Except as otherwise determined by the Compensation Committee, no meeting fees are paid to members of the Audit Committee, the Compensation Committee or the Performance Committee. Members of all other Board committees receive a $2,000 fee for each meeting they attend.

•

In November 2011, the Compensation Committee approved a $2,000 meeting fee payable to Audit Committee members who attended meetings dedicated to the consideration and evaluation of proposed amendments to an agreement with the Company’s largest stockholder. The Compensation Committee approved the additional fee in light of the significant amount of time and effort required of the Audit Committee in connection with this special assignment, which was over and above the Audit Committee’s normal workload. The Audit Committee held ten meetings between October and December 2011 dedicated to this special assignment.

Restricted Stock Awards:

•

Each non-management director receives a restricted stock award in connection with his or her initial election or annual re-election to the Board. Each restricted stock award has a grant date fair value of $75,000 and vests in two equal installments on the first and second anniversaries of the grant date, subject to the director’s continued Board service on the applicable vesting date.

Non-management directors may elect to receive all or any portion of their annual retainer and meeting fees in shares of Common Stock in lieu of cash. In addition, the Company maintains a deferred compensation plan under which non-management directors may elect to defer a set percentage or amount of their annual retainer, meeting fees and/or restricted stock award into restricted stock units. The restricted stock units represent a contingent right to receive shares of the Company’s Common Stock and, in the case of a deferral of restricted stock awards, are subject to the same vesting schedule as the restricted stock. Dividend equivalents accrue on all amounts deferred under the plan. All deferred amounts are payable in Common Stock in a lump sum on the earlier of the director’s termination of Board service, a fixed number of years or death, as elected by the director at the time of deferral.

FISCAL 2011 DIRECTOR COMPENSATION

The following table summarizes the compensation earned by or paid to the Company’s non-management directors for their service as directors during fiscal 2011. Emil J. Brolick, the Company’s President and Chief Executive Officer, and Roland C. Smith, the Company’s former President and Chief Executive Officer, did not receive any additional compensation during fiscal 2011 for their service as directors. The compensation earned by or paid to Messrs. Brolick and Smith during fiscal 2011 for their service as executive officers is set forth in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Nelson Peltz	67,500	75,000	640,724	783,224
Peter W. May	67,500	75,000	1,813	144,313
Clive Chajet	75,000	75,000	1,813	151,813
Edward P. Garden	67,500	75,000	1,813	144,313
Janet Hill	75,000	75,000	1,813	151,813
Joseph A. Levato	123,000	75,904	—	198,904
J. Randolph Lewis	75,500	75,000	1,813	152,313
Peter H. Rothschild	109,500	75,000	1,813	186,313
David E. Schwab II	126,500	75,904	—	202,404
Raymond S. Troubh	109,500	75,000	1,813	186,313
Jack G. Wasserman	113,000	75,000	1,813	189,813

(1)

Consists of the annual Board retainer and, to the extent applicable, meeting fees and the annual retainer for each of the Audit Committee Chairman, the Audit Committee members, the Compensation Committee Chairman and the Compensation Committee members. For fiscal 2011, Messrs. Peltz, May and Garden elected to receive payment of their entire annual retainers in shares of Common Stock in lieu of cash.

(2)

Represents the grant date fair value of restricted stock awards granted to each non-management director in May 2011 upon such director’s re-election as a director at the Company’s 2011 annual meeting of stockholders, computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures related to service-based vesting conditions. The following table shows, for each non-management director, the aggregate number of outstanding unvested shares of restricted stock or restricted stock units and outstanding unexercised stock options held as of January 1, 2012:

Name	Restricted Stock or Restricted Stock Units Held as of January 1, 2012		Stock Options Held as of January 1, 2012
Nelson Peltz	23,705		12,000
Peter W. May	23,705		12,000
Clive Chajet	23,705		84,000
Edward P. Garden	23,705		12,000
Janet Hill	23,705		89,854
Joseph A. Levato	51,038	*	84,000
J. Randolph Lewis	23,705		89,854
Peter H. Rothschild	23,705		44,854
David E. Schwab II	51,038	*	84,000
Raymond S. Troubh	23,705		84,000
Jack G. Wasserman	23,705		105,000

*	Reflects restricted stock units, each of which represents a contingent right to receive one share of Common Stock.

(3)

Reflects $1,730 for dividends (and $83 for interest on such dividends) paid during fiscal 2011 with respect to the restricted stock awards referred to in footnote (2) above. Dividends with respect to the restricted stock awards deferred by Messrs. Levato and Schwab into restricted stock units were converted into additional restricted stock units, the value of which is included in the grant date fair value reported in the “Stock Awards” column in the table above.

For Mr. Peltz, also reflects security-related costs paid by the Company during fiscal 2011. In connection with Mr. Peltz’ service as non-executive Chairman, and as a result of the Company’s review of certain security issues, the Board of Directors has approved payments for certain security services, security personnel and residential security equipment provided to Mr. Peltz and members of his immediate family. The aggregate amount of such security-related costs paid by the Company during fiscal 2011 was $638,911.

STOCK OWNERSHIP AND RETENTION GUIDELINES FOR

EXECUTIVE OFFICERS AND DIRECTORS

On March 1, 2011, the Board of Directors, acting pursuant to a recommendation from the Compensation Committee, adopted Stock Ownership and Retention Guidelines for Executive Officers and Directors (the “Stock Ownership and Retention Guidelines”). The Stock Ownership and Retention Guidelines were adopted by the Board to align the interests of executive officers and non-management directors with the interests of stockholders and to further promote the Company’s commitment to sound corporate governance. A summary of the Stock Ownership and Retention Guidelines is set forth below.

Stock Ownership and Retention Guidelines for Executive Officers

Each executive officer of the Company must own an amount of Common Stock equal to a multiple of his or her annual base salary. The Chief Executive Officer must own an amount equal to at least three times his base salary, and each of the other executive officers must own an amount at least equal to his or her base salary.

Until the executive officer satisfies the applicable ownership requirement, he or she is required to hold at least 75% of the net shares received upon the exercise of stock options, the vesting of time-based restricted stock or the payout of performance shares. Once the ownership requirement is met, the executive officer must continue to hold that number of shares until leaving his or her position with the Company.

In addition, after the applicable ownership requirement is satisfied, the executive officer must retain at least 75% of the net shares he or she receives from the exercise of stock options, the vesting of time-based restricted stock and the payout of performance shares for at least one year from the date of receipt.

Stock Ownership and Retention Guidelines for Non-Management Directors

Each non-management member of the Board of Directors must own an amount of Common Stock equal to at least three times the annual cash retainer for Board service.

Until the director satisfies the ownership requirement, he or she is required to hold at least 75% of the net shares received upon the exercise of stock options, the vesting of time-based restricted stock or the payout of performance shares. Once the ownership requirement is met, the director must continue to hold that number of shares until leaving the Board.

In addition, after the ownership requirement is satisfied, the director must hold at least 75% of the net shares he or she receives from the exercise of stock options, the vesting of time-based restricted stock or the payout of performance shares for at least one year from the date of receipt.

General Provisions

Because executive officers and directors must retain at least 75% of net shares received from any exercise of stock options, payout of performance shares or vesting of time-based restricted stock until they achieve the specified guidelines, there is no set time period for initial satisfaction of the applicable ownership requirements. In the case of financial hardship and other unusual situations, the ownership requirements may be waived upon the approval of the Compensation Committee and, in the case of executive officers, the Chief Executive Officer.

For stock options, “net shares” means the number of shares received upon exercise of the option, net of any shares used to pay the exercise price and applicable taxes. For time-based restricted stock and performance shares, “net shares” means the number of shares received upon the vesting of the restricted stock or the payout of the performance shares, as applicable, net of any shares used to pay applicable taxes.

In addition to shares owned directly by the officer or director, the Stock Ownership and Retention Guidelines provide that shares held in a trust, shares held by immediate family members residing in the same household as the director or officer, shares held in qualified plans (e.g., the Company’s 401(k) plan), vested shares or share units held in non-qualified plans, and unvested time-based restricted shares will be counted toward satisfaction of the ownership requirement.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information regarding the Company’s equity compensation plans as of January 1, 2012. Since the approval of the 2010 Omnibus Award Plan by stockholders at the Company’s 2010 annual meeting of stockholders, the 2010 Omnibus Award Plan has replaced all of the prior equity compensation plans referred to in the following table and described in the accompanying narrative.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	81,834	Package Options(2)	$8.47	53,727,384(3)
	18,190,649	Common Options	$5.92
	1,106,977	Performance Units(4)	—
	989,162	Performance Units(5)	—
Equity compensation plans not approved by security holders(6)	11,822,672	Common Options(7)	$6.48	—

Total	81,834	Package Options(2)	$8.47	53,727,384(3)
	30,258,823	Common Options	$6.14
	1,106,977	Performance Units(4)	—
	989,162	Performance Units(5)	—

(1)	Includes the Company’s Amended and Restated 1998 Equity Participation Plan, the Company’s Amended and Restated 2002 Equity Participation Plan, and the 2010 Omnibus Award Plan.

(2)	Each Package Option is exercisable for three shares of Common Stock.

(3)

Consists of shares available for future issuance under the 2010 Omnibus Award Plan. Includes shares available for future issuance upon the vesting and exercise of stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards and any combinations of such awards that may be granted under the 2010 Omnibus Award Plan, and shares available for future issuance under the 2010 Omnibus Award Plan to directors as fees in lieu of cash.

(4)

Each Performance Unit represents the right to receive one share of Common Stock based on the achievement of applicable performance goals over a three-year period (July 5, 2010 through June 30, 2013), either relative TSR performance or three-year cumulative adjusted EBITDA. The weighted-average exercise price in column (b) does not take these awards into account. The number of shares shown as being issuable represents payouts at the target levels of these awards, but, as indicated in Note 16 (Share-Based Compensation) to the Company’s consolidated financial statements set forth in the 2011 Form 10-K, the Company has determined that achievement of the adjusted EBITDA performance goal (approximately 50% of these performance stock units) is not probable.

(5)

Each Performance Unit represents the right to receive one share of Common Stock based on the achievement of a relative TSR performance goal over a three-year period (July 4, 2011 through June 29, 2014). The weighted-average exercise price in column (b) does not take these awards into account.

(6)	Includes the Wendy’s Legacy Equity Plans (as defined below) and the Replacement Options (as defined in footnote (7) below).

(7)

In addition to options granted pursuant to our equity participation plans, in connection with the acquisition of RTM Restaurant Group, Inc. (“RTM”) in July 2005 the Company issued 774,066 options to acquire shares of Class B Common Stock to employees of RTM (who became employees of Arby’s) to replace then existing options that they held to purchase shares of RTM (the “Replacement Options”). In connection with the completion of the Company’s merger with Wendy’s International in September 2008 (the “Wendy’s Merger”), these Replacement Options were adjusted so as to become exercisable for shares of Common Stock instead of Class B Common Stock. As of January 1, 2012, 157,605 of the Replacement Options were outstanding.

Amended and Restated 1998 Equity Participation Plan

The Company’s 1998 Equity Participation Plan (the “1998 Plan”) was approved by the Board of Directors on March 10, 1998, was approved by the Company’s stockholders on May 6, 1998 and was amended and restated in May 2005. The 1998 Plan replaced the Company’s 1993 Equity Participation Plan pursuant to which awards could no longer be granted after April 24, 1998. The 1998 Plan provided for the granting of stock options, SARs and restricted stock to officers and key employees of, and consultants to, the Company and its subsidiaries and affiliates. The 1998 Plan provided for automatic awards of options to non-employee directors of the Company and permitted non-employee directors to elect to receive shares of Common Stock in lieu of all or a portion of the annual retainer fees and/or Board of Directors or committee meeting attendance fees (“Fees”) that would otherwise be payable to them in cash. A maximum of 5,000,000 aggregate shares of Common Stock (subject to certain adjustments) was authorized to be delivered on the exercise of options or SARs or upon a director’s election to receive Fees in shares of Common Stock pursuant to the 1998 Plan. The term during which awards could be granted under the 1998 Plan expired on April 30, 2003. As a result of a stock dividend issued in August 2003 (the “Stock Dividend”), all outstanding options under the 1998 Plan at August 21, 2003 were adjusted so as to be exercisable for one share of Common Stock and two shares of Class B Common Stock (i.e., Package Options). In connection with the Wendy’s Merger, these Package Options were further adjusted so as to become exercisable for three shares of Common Stock. As of January 1, 2012, Package Options to acquire a total of 197,502 shares of Common Stock were outstanding under the 1998 Plan. The 1998 Plan is administered by the Performance Committee.

Amended and Restated 2002 Equity Participation Plan

The Company’s 2002 Equity Participation Plan (the “2002 Plan”) was approved by the Board of Directors on April 25, 2002, was approved by the stockholders on June 4, 2002, was amended and restated on May 19, 2005 and amendments were approved by the stockholders on each of June 7, 2006, June 5, 2007 and September 15, 2008. The 2002 Plan provided for the granting of stock options, SARs, restricted stock and restricted share units to officers, key employees of, and consultants to, the Company and its subsidiaries and affiliates. The 2002 Plan also permitted non-employee directors to elect to receive all or a portion of their Fees in shares of Common Stock. The 2002 Plan replaced the Company’s 1997 Equity Participation Plan (as the term during which options could be granted under that plan expired on December 11, 2002) and the 1998 Plan (as the term during which options could be granted under that plan expired on April 30, 2003). As a result of the Stock Dividend, all outstanding options under the 2002 Plan at August 21, 2003 were adjusted so as to be exercisable for one share of Common Stock and two shares of Class B Common Stock (i.e., Package Options). In connection with the Wendy’s Merger, these Package Options were further adjusted so as to become exercisable for three shares of Common Stock. As of January 1, 2012, (i) Package Options to acquire a total of 48,000 shares of Common Stock, (ii) options to acquire 6,723,247 shares of Common Stock and (iii) 112,243 restricted shares of Common Stock were outstanding under the 2002 Plan. The 2002 Plan is administered by the Performance Committee.

Wendy’s Legacy Equity Plans

Four equity compensation plans of Wendy’s International were assumed by the Company in connection with the completion of the Wendy’s Merger, which occurred on September 29, 2008. Those plans were the Wendy’s International 2007 Stock Incentive Plan (the “Wendy’s 2007 Plan”), the Wendy’s International 2003

Stock Incentive Plan (the “Wendy’s 2003 Plan”), the Wendy’s International 1990 Stock Option Plan (the “Wendy’s 1990 Plan”) and the Wendy’s International WeShare Stock Option Plan (the “Wendy’s WeShare Plan”), each as amended as of the merger date (collectively the “Wendy’s Legacy Equity Plans”). Each of the Wendy’s Legacy Equity Plans, other than the Wendy’s WeShare Plan, had been approved by the shareholders of Wendy’s prior to completion of the Wendy’s Merger.

The following table sets forth the number of options to acquire shares of Common Stock and, to the extent applicable, restricted shares of Common Stock outstanding under the Wendy’s Legacy Equity Plans as of January 1, 2012.

Plan	Options Outstanding	Restricted Shares Outstanding

Wendy’s 2007 Plan	10,471,664	136,203

Wendy’s 2003 Plan	325,848	—

Wendy’s 1990 Plan	412,748	Not applicable

Wendy’s WeShare Plan	454,807	Not applicable

AUDIT COMMITTEE REPORT*

In accordance with its written charter, the Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, and assists the Company’s Board of Directors in its oversight of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee is comprised of five members who satisfy the independence and financial literacy requirements of NASDAQ and Section 10A of the Exchange Act. The Company’s management is responsible for the Company’s financial reporting process and for preparing the Company’s financial statements, and the Company’s outside auditors are responsible for performing an independent audit of such financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the Company’s financial statements have been prepared in conformity with generally accepted accounting principles.

In performing its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended January 1, 2012 with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee also discussed with Deloitte & Touche LLP all matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication with Those Charged with Governance,” and, with and without management present, discussed and reviewed the results of Deloitte & Touche LLP’s examination of the Company’s financial statements.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, management is required to prepare a report as to its assessment of the effectiveness of the Company’s internal control over financial reporting as of January 1, 2012, and Deloitte & Touche LLP is required to prepare an attestation report with respect to the effectiveness of the Company’s internal control over financial reporting. The Audit Committee reviewed and discussed with management its report regarding its assessment of the effectiveness of the Company’s internal control over financial reporting as of January 1, 2012, and reviewed and discussed with Deloitte & Touche LLP its report as to the effectiveness of the Company’s internal control over financial reporting. Management’s report and Deloitte & Touche LLP’s report are each included in the Company’s Annual Report on Form 10-K for the year ended January 1, 2012.

The Audit Committee received from Deloitte & Touche LLP a written statement regarding all relationships between Deloitte & Touche LLP and the Company that might bear on Deloitte & Touche LLP’s independence, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding an independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Deloitte & Touche LLP any relationships that may have an impact on their objectivity and independence and satisfied itself as to Deloitte & Touche LLP’s independence. The Audit Committee also considered whether the provision of services by Deloitte & Touche LLP to the Company not related to the audit of the financial statements referred to above or to the reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q is compatible with maintaining Deloitte & Touche LLP’s independence.

Based on the above-mentioned review and discussions with management and Deloitte & Touche LLP, and subject to the limitations on the role of the Audit Committee and the Audit Committee’s responsibility described above and in the Audit Committee’s written charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2012.

The Audit Committee:

Joseph A. Levato (Chairman)

Peter H. Rothschild

David E. Schwab II

Raymond S. Troubh

Jack G. Wasserman

*

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference into such other filing.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

In accordance with the terms of its written charter, the Audit Committee has the responsibility for the review and approval or ratification of all related person and conflict of interest transactions involving any director, executive officer, nominee for director, any holder of 5% or more of any class of the Company’s voting securities or any non-executive officer (or any member of the immediate family of any of the foregoing persons), if such related person or conflict of interest transaction involves more than $10,000, in each case using appropriate counsel and other advisers as the Audit Committee may deem necessary.

The Company has adopted a Related Person Transactions Policy (the “RPT Policy”) that sets forth the Company’s policy with respect to the review, approval, ratification and disclosure of transactions between the Company and its directors, executive officers and other related persons. Under the RPT Policy, the Company’s legal department is primarily responsible for obtaining information from the applicable related person with respect to a proposed related person transaction and then determining, based on the facts and circumstances, whether the transaction is subject to the RPT Policy. If the transaction is subject to the RPT Policy, the legal department then presents information relating to such transaction to the Audit Committee (or, if the transaction involves less than $10,000 or does not involve a director, director nominee or officer of the Company, to the Chief Executive Officer or Chief Operating Officer) for review and approval.

In the course of its review of a proposed related person transaction, the Audit Committee will consider all relevant facts and circumstances, including: (i) the benefits of the transaction to the Company; (ii) the impact of the transaction on a director’s independence; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; (v) the terms available to unrelated third parties or to employees generally; and (vi) other facts and circumstances that may bear on the materiality of the transaction under applicable law and listing standards. The Audit Committee may seek bids, quotes or independent valuations from third parties in connection with assessing any proposed related person transaction.

Pursuant to the RPT Policy, the Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in good faith. To the extent that a proposed related person transaction involves any member of the Audit Committee (or an immediate family member of any member of the Audit Committee), such member would not participate in the deliberations or vote respecting the approval or ratification of the proposed transaction.

Certain Related Person Transactions

The Company is party to several agreements with Trian Partners, a management company for various investment funds and accounts, whose principals are Nelson Peltz, Peter W. May and Edward P. Garden. These agreements, which were entered into in connection with, or in furtherance of, the restructuring of the Company into a “pure play” restaurant company, are described below.

•

Sublease of New York Office Space. In July 2007 and July 2008, the Company entered into agreements under which Trian Partners is subleasing (as amended in the second quarter of 2010, the “Subleases”) office space on two floors of the Company’s former New York headquarters. Under the terms of the Subleases, which expire in May 2012, Trian Partners pays monthly rent to the Company for subleasing office space on the 41st and 24th floors in the amount of $102,629 and $35,851 respectively, which covers substantially all of the Company’s rent obligations under the prime lease for such space. The Sublease for the 41st floor is not cancelable prior to the expiration of the prime lease in May 2012. Either Trian Partners or the Company may terminate the Sublease for the 24th floor upon 60 days’ notice. The Company recognized $1,631,000 of income from Trian Partners under the Subleases for 2011.

•	Services Agreement. Prior to the restructuring, senior members of Trian Partners served as corporate officers of the Company responsible for providing, among other things, acquisition,

corporate finance and related legal services to the Company. Effective July 1, 2009, the Company and Trian Partners entered into a services agreement, which expired on June 30, 2011. Under the services agreement, Trian Partners assisted the Company with strategic merger and acquisition consultation, corporate finance and investment banking services and related legal matters. In consideration for these services, the Company paid Trian Partners a quarterly service fee of $250,000. The Company paid Trian Partners $500,000 in service fees in 2011 under the services agreement.

•

Liquidation Services Agreement. In June 2009, the Company and Trian Partners entered into a liquidation services agreement, which expired on June 30, 2011. Pursuant to the liquidation services agreement, Trian Partners assisted the Company in the sale, liquidation or other disposition of certain investments that were not related to the Company’s core restaurant business. In consideration for these services, the liquidation services agreement required the Company to pay Trian Partners a fee of $900,000 in two installments: (i) $450,000 upon signing the agreement; and (ii) $450,000 on June 30, 2010.

•

Aircraft Agreement. In June 2009, the Company and TASCO, LLC (“TASCO”), an affiliate of Trian Partners, entered into an aircraft lease agreement, which provided that the Company would lease a corporate aircraft to TASCO from July 1, 2009 to June 30, 2010. In June 2010, the term of the lease agreement was renewed for an additional one-year period, expiring June 30, 2011. Under the lease agreement, TASCO paid $10,000 per month, plus substantially all operating costs of the aircraft, including all costs of fuel, inspection, servicing and certain storage, as well as operational and flight crew costs relating to the operation of the aircraft, and all transit maintenance costs and other maintenance costs required as a result of TASCO’s usage of the aircraft. The Company remained responsible for calendar-based maintenance and any extraordinary and unscheduled repairs and/or maintenance for the aircraft, as well as insurance and other costs. In June 2011, the term of the lease agreement was extended for an additional one-year period, expiring June 30, 2012, with an increased monthly rent of $13,000. The lease agreement may be terminated by the Company without penalty in the event the Company sells the aircraft to a third party, subject to a right of first refusal in favor of Trian Partners with respect to such a sale. The Company intends to dispose of the aircraft as soon as practicable. The Company received $138,000 from Trian Partners under the lease agreement for 2011.

•

2011 Agreement. On December 1, 2011, the Company entered into an agreement (the “2011 Agreement”) with Trian Partners and certain of its affiliates, including Nelson Peltz, Peter W. May and Edward P. Garden (collectively, the “Trian Group”). The 2011 Agreement replaced the agreement previously entered into in 2008 among the Company and certain members of the Trian Group, certain provisions of which had expired in November 2011. Pursuant to the 2011 Agreement, the Board of Directors approved, for purposes of Section 203 of the Delaware General Corporation Law (“Section 203), the Trian Group becoming the owners of or acquiring an aggregate of up to (and including), but not more than, 32.5% (subject to certain adjustments set forth in the agreement, the “Maximum Percentage”) of the outstanding shares of the Company’s Common Stock, such that no such persons would be subject to the restrictions set forth in Section 203 solely as a result of such ownership (such approval, the “Section 203 Approval”). Pursuant to the 2011 Agreement, each member of the Trian Group agreed that, for so long as the Company has a class of equity securities listed on a national securities exchange, such member: (i) will not purchase or otherwise acquire beneficial ownership of Company voting securities that would increase the aggregate beneficial ownership of Company voting securities by the Trian Group above the Maximum Percentage; (ii) will not solicit proxies or submit any proposal for the vote of stockholders of the Company or recommend, request or induce any other person to take any such actions or seek to advise, encourage or influence any other person with respect to the Company’s Common Stock, in each case, if the result of such action would be to cause the Board of Directors to be comprised of less than a majority of independent directors; (iii) will not engage in certain affiliate transactions with the Company without the prior approval of a majority of the Audit Committee or another committee of the Board comprised of independent directors; and (iv) except with respect to certain pledged shares, will cause the Company voting securities owned by such member to be present at stockholder meetings for the purposes of establishing a quorum, and will vote any Company voting securities in excess of the shares beneficially owned by the Trian Group as of December 1, 2011 either as recommended by the Board of Directors or in the same proportion as Company voting securities not owned by the Trian Group are actually voted, subject to certain limited exceptions. The 2011 Agreement (other than the provisions relating to the Section 203 Approval) will terminate on December 1, 2014, unless earlier terminated upon the occurrence of certain termination events set forth in the 2011 Agreement (including, without limitation, the Trian Group ceasing to own in the aggregate 25% of the outstanding voting power of the Company).

All of the foregoing agreements between the Company and Trian Partners were reviewed, negotiated and approved by the Audit Committee, which was advised in the process by its independent outside counsel.

In 2008, the Company pledged a $1,000,000 donation to the Dave Thomas Foundation for Adoption, a not-for-profit charitable foundation created by Wendy’s founder, Mr. R. David Thomas. The Company intends to fund its $1,000,000 pledge in equal annual installments over a five-year period. During 2011, the Company contributed $200,000 to the Dave Thomas Foundation for Adoption pursuant to this pledge. During 2011, Emil J. Brolick, Roland C. Smith, J. David Karam and John D. Barker served on the board of trustees of the Dave Thomas Foundation for Adoption.

In July 2008, the Company entered into a consulting and employment agreement with J. David Karam (the “Karam Agreement”) pursuant to which Mr. Karam was appointed President of Wendy’s International and became an executive officer of the Company in September 2008. In connection with his employment with the Company, Mr. Karam resigned as a director and the president of Cedar Enterprises, Inc. (“Cedar Enterprises”), a Wendy’s franchisee that, directly or through affiliates, operated approximately 150 Wendy’s restaurants during fiscal 2011. As permitted by the Karam Agreement, Mr. Karam remained a minority shareholder of Cedar Enterprises during his term of employment with the Company. During 2011: (i) the Company recorded $7,565,000 in royalties from Cedar Enterprises and its affiliates as a franchisee of Wendy’s; (ii) Cedar Enterprises paid $5,667,000 in advertising fees to an advertising fund in which Wendy’s participated; and (iii) Cedar Enterprises and its affiliates received $186,000 in funding from Wendy’s for participation in product development testing.

To the extent required by the terms of the Audit Committee charter and the RPT Policy, each of the foregoing related person transactions was reviewed and approved by the Audit Committee, which determined that such transaction was in, or not inconsistent with, the best interests of the Company and its stockholders. With respect to the royalties and advertising fees paid by Cedar Enterprises as a Wendy’s franchisee during 2011, because Mr. Karam was not a director or an executive officer of the Company at the time the Karam Agreement was executed, the approval of the Audit Committee was not required for such transactions by the terms of the Audit Committee charter or the RPT Policy.

PROPOSAL 2

AMENDMENTS TO CERTIFICATE OF INCORPORATION TO

GIVE STOCKHOLDERS THE ABILITY TO CALL SPECIAL MEETINGS

(Item 2 on the Company’s Proxy Card)

Delaware law provides that special meetings of stockholders may be called by the board of directors or by such person or persons as may be authorized by a corporation’s certificate of incorporation or bylaws. Currently, the Company’s By-Laws provide that special meetings of stockholders may be called only by a majority of the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board or the Chief Executive Officer.

The Board of Directors has adopted and declared advisable, and is now recommending that stockholders approve and adopt, amendments to the Certificate of Incorporation (the “Amendments”) that would give holders of record of at least 20% in voting power of the Company’s outstanding capital stock the ability to request that a special meeting of stockholders be called, subject to the notice, information and other requirements set forth in the Amendments. The complete text of the Amendments, consisting of a new Section 15 to Article V of the Certificate of Incorporation and conforming changes to Section 5(A) of Article V of the Certificate of Incorporation, is set forth as Appendix A to this Proxy Statement.

The ability of stockholders to call special meetings is increasingly considered an important aspect of good corporate governance. The Board of Directors is strongly committed to good corporate governance and supports the practice of permitting stockholders to request special meetings. At the same time, the Board believes that special meetings should only be called to consider extraordinary events that are of interest to a broad base of stockholders and that cannot wait until the Company’s next annual meeting of stockholders. For every special meeting, the Company is required to provide each stockholder a notice of meeting and proxy materials, which results in significant legal, printing and mailing expenses, as well as other costs normally associated with holding a stockholder meeting. Additionally, preparing for stockholder meetings requires significant attention of the Company’s directors, officers and employees, diverting their attention away from performing their primary function, which is to operate the Company’s business in the best interests of the stockholders. The Board believes that establishing a 20% threshold for stockholders to call a special meeting provides stockholders a meaningful ability to request special meetings, while helping protect against these concerns.

After due consideration and upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors adopted resolutions approving the Amendments and recommending that stockholders approve the Amendments at the Annual Meeting.

The Amendments contain certain notice, information and other requirements that stockholders must comply with when requesting a special meeting. In general, a stockholder who wishes to call a special meeting must first deliver to the Company a written request to fix a record date for determining the stockholders entitled to submit requests to call a special meeting. Each written request must be signed by the requesting stockholder and must include information concerning both the requesting stockholder and the business proposed to be brought before the special meeting, similar to the information currently required by the Certificate of Incorporation with respect to presenting stockholder business at annual meetings. A requesting stockholder must also include a representation as to whether such stockholder intends to solicit proxies from other stockholders in support of its proposal. Following the Company’s receipt of a valid written request to fix a record date, a record date would be fixed to determine the stockholders entitled to deliver special meeting requests. Stockholders would then have 60 days from that record date in which to submit valid written requests to call a special meeting. If the Company receives valid written requests from holders of at least 20% in voting power of the Company’s outstanding capital stock within the 60-day period, the Board would fix the date, time and place of the special meeting. Requesting stockholders must update and supplement their requests so that the information previously provided to the Company is true and correct both as of the record date for determining the stockholders entitled to notice of the special meeting and as of the tenth business days prior to the meeting. The Board would be entitled to submit its own proposal or proposals for consideration at the special meeting.

The Amendments include certain procedural limitations designed to prevent duplicative and unnecessary stockholder meetings. Under the Amendments, a special meeting request will be deemed ineffective and will not be accepted by the Company if:

•	the requesting stockholder does not comply with the notice, information and other requirements set forth in the Amendments;

•	the proposal is not a proper subject for stockholder action under applicable law;

•

an identical or substantially similar item of business (as determined by the Board in good faith) will be submitted for stockholder approval at any stockholder meeting to be held within 120 days of the Company’s receipt of the request;

•	the request was received by the Company during the period beginning 90 days prior to the first anniversary of the most recent annual meeting and ending on the date of the next annual meeting;

•	an identical or substantially similar item of business was presented at the most recent annual meeting or at any special meeting held within the past 12 months; or

•	two or more special meetings have been held at the request of stockholders within the past 12 months.

For purposes of the Amendments, the nomination, election or removal of directors will be deemed to be a similar item of business with respect to all items of business involving the nomination, election or removal of directors, changing the size of the Board or filling vacancies or newly created directorships resulting from any increase in the authorized number of directors.

The preceding description of the Amendments is only a summary and is qualified in its entirety by reference to the complete text of the Amendments, which is attached as Appendix A to this Proxy Statement.

Required Vote

The affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have the same effect as votes “against” this proposal.

If the Amendments are approved by the stockholders, the Board of Directors will amend and restate the Certificate of Incorporation to reflect the Amendments, and the resulting Restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware promptly after the Annual Meeting. The Board of Directors has also adopted corresponding amendments to the Company’s By-Laws, which will become effective if and when the Amendments become effective. The text of the proposed amendments to the By-Laws is attached as Appendix B to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

APPROVAL OF THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

TO GIVE STOCKHOLDERS THE ABILITY TO CALL SPECIAL MEETINGS

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 3 on the Company’s Proxy Card)

The Audit Committee has voted to appoint Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to examine the consolidated financial statements of the Company and its subsidiaries for fiscal 2012. The Company’s stockholders are being asked to ratify the appointment of Deloitte at the Annual Meeting. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility relating to the engagement of the independent registered public accounting firm and the evaluation of such firm’s qualifications, independence and performance.

A representative of Deloitte is expected to be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions. If the appointment of Deloitte is not ratified at the Annual Meeting, the Audit Committee may consider, in its sole discretion, the selection of another accounting firm.

Fees Paid to the Independent Registered Public Accounting Firm

The following is a description of the fees paid by the Company to Deloitte during the 2011 and 2010 fiscal years:

Audit Fees. Fees paid by the Company to Deloitte (i) in connection with Deloitte’s review and audit of the Company’s annual financial statements and Deloitte’s review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and (ii) for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements totaled approximately $2,683,400 for fiscal 2011 and $3,145,000 for fiscal 2010.

Audit-Related Fees. Fees paid by the Company to Deloitte for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above totaled $234,828 for fiscal 2011 (principally for work related to the sale of Arby’s) and $133,100 for fiscal 2010 (principally for work related to the Company’s employee benefit plans).

Tax Fees. Fees paid by the Company to Deloitte for professional services rendered by Deloitte for tax compliance, tax advice and tax planning totaled $46,129 for fiscal 2011 and $332,793 for fiscal 2010 (principally for income tax services and research, advice and consultation regarding tax-related matters in both fiscal years).

All Other Fees. Fees paid by the Company to Deloitte for products and services provided by Deloitte, other than the services reported under “Audit Fees,” “Audit-Related Fees” or “Tax Fees” above, totaled $945,093 for fiscal 2011 (for professional advisory services related to the evaluation of strategic alternatives for Arby’s) and $2,200 for fiscal 2010.

As discussed above under the caption “Audit Committee Report,” during fiscal 2011, the Audit Committee (i) discussed with Deloitte any relationships that may have an impact on Deloitte’s objectivity and independence, (ii) satisfied itself as to Deloitte’s independence and (iii) considered whether the provision of services by Deloitte that were not related to the audit of the Company’s consolidated financial statements or to the reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q was compatible with maintaining Deloitte’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a Policy Relating to Pre-Approval of Audit and Permitted Non-Audit Services (the “Pre-Approval Policy”) that provides that the Company’s independent registered public accounting firm may provide only those services that have been pre-approved by the Audit Committee. In general, predictable and recurring covered services may be approved by the Audit Committee on an annual basis. Pre-approval in such circumstances will generally be by reference to classes of covered service, provided that the pre-approval is sufficiently detailed to identify the scope of service to be provided. The Pre-Approval Policy includes a list of covered services that may be pre-approved by class on an annual basis. Services not pre-approved by class must be pre-approved on an individual basis by the Audit Committee. The Audit Committee periodically reviews management’s schedule of fees paid and estimated to be paid to the independent registered public accounting firm during the fiscal year for each covered service that was or is being provided.

Any engagement of the independent registered public accounting firm to perform a pre-approved “tax” or “other” service identified in the Pre-Approval Policy must be reported by management to the Audit Committee at its next scheduled meeting following such engagement. The total payments that may be made with respect to “tax” or “other” services that have been pre-approved by class may not exceed $200,000 per year. Once the $200,000 threshold has been met in any year, any additional services that constitute “tax” or “other” services (including any additional payments for services previously pre-approved that constitute “tax” or “other” services) must be pre-approved on an individual basis unless otherwise authorized by the Audit Committee.

The Pre-Approval Policy permits the Audit Committee to delegate pre-approval authority to one or more of its members, subject to the limitation on “tax” and “other” services noted above, provided that the aggregate estimated fees for the current and all future periods in which the service is to be rendered will not exceed $100,000 for any applicable fiscal year, and provided further that the aggregate estimated fees for all covered services approved by delegates during any fiscal year may not exceed $1,000,000. Any pre-approval granted by a delegate must be reported to the full Audit Committee at its next scheduled meeting.

In considering whether to grant an approval, the Audit Committee will consider the nature and scope of the proposed service in light of applicable laws and guidance with respect to auditor independence. The Audit Committee retains discretion to prohibit services that, in its view, may compromise, or appear to compromise, the independence and objectivity of the independent auditor.

None of the non-audit services provided to the Company by Deloitte during 2011 were approved under the SEC’s “de minimis” exception to the audit committee approval requirement.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Item 4 on the Company’s Proxy Card)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, which was enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules.

As described above under the caption “Compensation Discussion and Analysis—Objectives of Compensation Philosophy,” the Company’s overall compensation program for executive officers is designed to support the Company’s business objectives by linking executive compensation to the attainment of annual and multi-year operating goals and to the creation of long-term stockholder value. The primary objective of the program is to provide the Company’s executive officers with a total compensation package that—at expected levels of performance and consistent with an executive’s area of responsibility—is competitive with compensation opportunities available to executives of similar experience and standing in the competitive market. The Compensation Committee utilizes the executive compensation program to (i) attract and retain highly qualified executives, (ii) provide incentives to executives for achieving Company performance goals and objectives and (iii) align the interests of executives with the interests of stockholders.

We encourage stockholders to read the Compensation Discussion and Analysis included in this Proxy Statement, which describes in detail how the Company’s executive compensation program is designed and implemented to achieve the Company’s overall compensation philosophy objectives, as well as the Summary Compensation Table and related compensation tables, notes and narrative, which provide detailed information on the compensation of our named executive officers during fiscal 2011. In particular, we encourage stockholders to consider the following actions taken by the Compensation Committee during fiscal 2011, as further described in the Compensation Discussion and Analysis above:

•	Approved employment agreement for the Company’s new President and Chief Executive Officer, Emil J. Brolick;

•

Approved broad-based employee retention programs in connection with the Company’s evaluation of strategic alternatives for, and ultimate sale of, the Arby’s brand, and the subsequent consolidation of the Company’s restaurant support centers into one facility in Dublin, Ohio;

•	Approved and recommended that the Board of Directors approve stock ownership and retention guidelines for executive officers and directors;

•	Approved 2011 cash incentive plan metrics and awards to executive officers, which are payable only upon the Company’s achievement of pre-determined, objective performance goals for fiscal 2011; and

•

Granted annual long-term equity incentive awards to eligible employees, which are comprised of time-based stock options, with three year ratable vesting, and performance-based stock units, which vest only upon the Company’s achievement of a pre-determined, objective performance goal over a three-year period.

After considering the foregoing information, together with the more detailed information regarding our executive compensation program set forth in this Proxy Statement, the Company proposes that stockholders approve the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in this Proxy Statement for the Company’s 2012 Annual Meeting of Stockholders.”

The vote on this resolution is advisory, which means that the vote is not binding on the Company, the Board of Directors or the Compensation Committee. However, to the extent there is a significant vote against our executive compensation program as disclosed in this Proxy Statement, the Compensation Committee will consider whether to implement, or recommend to the Board of Directors the implementation of, any modifications to the Company’s compensation programs and policies in response to such vote.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not be included in the tabulation of voting results for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

OTHER MATTERS

Other Matters to Come Before the Annual Meeting

The Company is not aware of any other matters that are intended to be brought before the Annual Meeting. The proxy being solicited by the Board of Directors does, however, convey discretionary authority to the persons named as proxies in the accompanying proxy card to vote on any other matters that may properly come before the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card will vote the shares represented by properly submitted proxies in accordance with their best judgment, to the extent permitted by applicable law.

Expenses of Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies electronically via the Internet and by mail, certain of the officers, directors and employees of the Company and its subsidiaries, none of whom will receive additional compensation, may solicit proxies in person, by telephone, electronically via the Internet or by other means. Solicitation of proxies will also be made by employees of Innisfree M&A Incorporated, which firm will be paid a fee of $15,000, plus reasonable out-of-pocket expenses. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

Contacting Directors

If you would like to contact the Board of Directors, the non-management directors as a group or any individual director, you may send an e-mail to corporate-secretary@wendys.com or write to the following address: The Wendy’s Company, One Dave Thomas Blvd., Dublin, Ohio 43017, Attention: Corporate Secretary. Such communications should specify the intended recipient or recipients, and will be forwarded by the Corporate Secretary to such recipient or recipients. Any communications that relate to the Company’s accounting, internal accounting controls or auditing matters will also be referred by the Corporate Secretary to the Chairman of the Audit Committee.

Stockholder Proposals for 2013 Annual Meeting of Stockholders

The Company’s Certificate of Incorporation and By-Laws provide that, except as otherwise provided by law, only business properly brought before an annual or special meeting of stockholders shall be conducted at such meeting. To be properly brought before a meeting, such business must be specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting entitled to vote at such meeting or by a duly authorized proxy for such stockholder. Such notice must be delivered personally to, or mailed to and received at, the principal executive office of the Company, addressed to the Secretary of the Company.

The Certificate of Incorporation specifies the requirements applicable to such notice. Those requirements, which are set forth in Sections 5, 6 and 7 of Article V of the Certificate of Incorporation, are summarized as follows:

•

the window within which the stockholder must give notice of proposals of business and director nominations for the Company’s annual meeting of stockholders is the period not earlier than 120 days and not later than 90 days before the first anniversary of the date of the prior year’s annual meeting of stockholders;

•

in addition to disclosing the stockholder’s name, record address and beneficial ownership of the Company’s securities, the notice must also disclose the name, record address and beneficial ownership of any “associated persons” of such stockholder (which includes any other beneficial owner of the shares of the Company’s stock beneficially owned by such stockholder, and any person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or beneficial owner), together with a brief description of the stockholder business desired to be brought before the meeting, the text of the proposal and the reasons for conducting such business at the meeting;

•	certain disclosures are also required concerning the relationships of the stockholder and any stockholder associated persons, including:

•	any agreement, arrangement or understanding, direct or indirect, relating to the proposed business or the director nomination;

•	the stockholder’s and any stockholder associated person’s derivative positions or hedging transactions with respect to the Company’s stock;

•	any proxy, contract, arrangement, understanding or other relationship pursuant to which the stockholder or any stockholder associated person has the right to vote any shares of the Company’s stock;

•	any rights to dividends on the Company’s stock owned beneficially by the stockholder or any stockholder associated person that are separated or separable from the Company’s underlying stock;

•

any proportionate interest in the Company’s stock or derivatives in respect thereof held, directly or indirectly, by a general or limited partnership in which the stockholder or any stockholder associated person is a general partner or, directly or indirectly, owns an interest in a general partner; and

•

any performance-related fees (other than an asset-based fee) that the stockholder or any stockholder associated person is entitled to be based on any increase or decrease in the value of the Company’s stock or derivatives in respect thereof; and

•

additional disclosures are required for director nominees, including a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder, any of the stockholder’s associated persons or their respective associates, or others acting in concert therewith (including a description of the nominee’s interest in such agreement, arrangement or understanding and the approximate dollar value thereof).

To be eligible to be a nominee for election as a director, a person must timely deliver to the Secretary of the Company a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made, together with a written representation and agreement that such person is not and will not become a party to certain specified voting or compensation agreements and that such person will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading and other policies and guidelines of the Company.

If the Chairman presiding over a stockholder meeting determines that a director nomination or stockholder proposal was not brought in accordance with the applicable procedures, the Chairman shall so declare at the meeting, and the defective nomination or proposal shall be disregarded. Any questions relating to stockholder proposals should be submitted in writing to the Company at the following address: The Wendy’s Company, One Dave Thomas Blvd., Dublin, Ohio 43017, Attention: Secretary.

In addition to the provisions set forth in the Certificate of Incorporation that govern stockholder nominations of persons for election to the Board, the Nominating and Corporate Governance Committee has adopted certain requirements that stockholders must follow when submitting nominations for Board membership. These requirements are described above under the caption “Corporate Governance—Board Meetings and Certain Committees of the Board—Nominating and Corporate Governance Committee.”

Any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must be received by the Company not later than December 12, 2012 to be considered for inclusion in the Company’s proxy statement for the 2013 annual meeting of stockholders. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Exchange Act must be received by the Company not earlier than January 25, 2013 and not later than February 24, 2013 to be properly brought before the 2013 annual meeting of stockholders. In each case, the proposal must be delivered personally to, or mailed to and received at, the principal executive office of the Company, addressed to the Secretary of the Company at the address provided above.

Householding of Annual Meeting Materials

Some banks, brokers and other nominees follow the practice of “householding” proxy materials. This means that multiple beneficial owners of the Company’s Common Stock who share the same address or household may not receive separate copies of the Company’s 2011 Annual Report to Stockholders, this Proxy Statement or the Notice of Internet Availability of Proxy Materials for the Annual Meeting. The Company will promptly deliver separate copies of such documents to stockholders who write or call the Company at following address and telephone number: The Wendy’s Company, One Dave Thomas Blvd., Dublin, Ohio 43017, Attention: Secretary; Telephone: (614) 764-3100.

Stockholders who wish to receive separate copies of the Company’s proxy materials in the future may call or write to the Company at the above address and telephone number. Alternatively, if you and other stockholders of record with whom you share an address currently receive multiple copies of the Company’s proxy materials, or if you hold stock in more than one account and, in either case, you wish to receive only one copy of the Company’s proxy materials for your household, you may contact the Company at the above address and telephone number.

Annual Report on Form 10-K

The Company will provide copies of the 2011 Form 10-K, without charge, upon a written or oral request, by first class mail or other equally prompt means within one business day of such request. Copies of the 2011 Form 10-K may be obtained by contacting the Company at the following address and telephone number: The Wendy’s Company, One Dave Thomas Blvd., Dublin, Ohio 43017, Attention: Secretary; Telephone: (614) 764-3100. Copies of the 2011 Form 10-K may also be obtained through the Company’s website at www.aboutwendys.com.

By Order of the Board of Directors

R. SCOTT TOOP

Secretary

Dublin, Ohio

April 6, 2012

Appendix A

RESTATED

CERTIFICATE OF INCORPORATION

OF

~~WENDY’S/ARBY’S GROUP, INC.~~

THE WENDY’S COMPANY

(Originally incorporated on May 6, 1994

under the name Triarc Merger Corporation).

ARTICLE I

NAME

The name of the corporation shall be ~~Wendy’s/Arby’s Group, Inc.~~ The Wendy’s Company (the “Corporation”).

ARTICLE II

ADDRESS; REGISTERED AGENT

The address of the Corporation’s registered office is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808; and its registered agent at such address is Corporation Service Company.

ARTICLE III

PURPOSES

The purpose of the Corporation is, either directly or through its subsidiaries, to engage in the restaurant business, including the ownership, operation and franchising of restaurants, and any reasonable extension or expansion thereof and any business, act or activity that is reasonably related, complementary, incidental or ancillary to the restaurant business, including the ownership, operation and franchising of restaurants, or any reasonable extension or expansion thereof (the “Restaurant Business”); provided, that the foregoing shall not prohibit the Corporation, either directly or through its subsidiaries, from (i) acquiring, directly or indirectly, any person or entity that is engaged in activities other than the Restaurant Business so long as the Restaurant Business of such acquired person or entity, in each case together with its subsidiaries, generated a majority of the consolidated revenue, consolidated earnings before interest, taxes, depreciation and amortization or consolidated operating income of such person or entity, together with its subsidiaries, during the twelve month period preceding such acquisition, (ii) continuing to own or operate such acquired person or entity or its assets and business operations following the acquisition of such person or entity, provided that the Corporation shall use good faith efforts to divest itself of the portion of the acquired person not engaged in the Restaurant Business within twenty four months of the closing of the acquisition, or (iii) continuing to own, manage and administer any assets that are not Restaurant Business assets that are owned by, or otherwise reflected on the books and records of the Corporation or its subsidiaries as of the effective date of this amendment of the Certificate of Incorporation.

ARTICLE IV

CAPITALIZATION

The total number of shares of all classes of stock (the “Capital Stock”) which the Corporation shall have the authority to issue is one billion six hundred million (1,600,000,000) of which

(a)	one billion five hundred million (1,500,000,000) shall be shares of Common Stock, par value ten cents ($.10) per share (the “Common Stock”);

and

(b)	one hundred million (100,000,000) shall be shares of Preferred Stock, par value ten cents ($.10) per share (the “Preferred Stock”).

Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

A statement of the powers, preferences, and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock is as set forth below:

A.

Voting Power of Common Stock. The holders of Common Stock shall possess voting power for the election of directors of the Corporation and for all other corporate purposes, each share of Common Stock being entitled to one vote on each matter properly submitted to the stockholders of the Corporation for their vote.

B.	Preferred Stock.

SECTION 1. Issuance in Series. The shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with distinctive serial designations, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such shares of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors. Each series of shares of Preferred Stock (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares of the Corporation at such price or prices or at such rates of exchange and with such adjustments; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts; and (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any Subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any Subsidiary of, any outstanding shares of the Corporation and may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof; all as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. The Corporation shall take all such actions as are necessary to cause shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or that if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes to have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock. No Preferred Stock of any series may be issued to any Affiliate of the Corporation unless Preferred

Stock of that series is offered ratably to all holders of Common Stock of the Corporation; provided that, the foregoing shall not apply if (i) the delay in complying with the obligation to offer the Preferred Stock ratably to the holders of the Common Stock would seriously jeopardize the financial viability of the Corporation and (ii) reliance by the Corporation on the exception in this proviso is expressly approved by the Audit Committee of the Board of Directors of the Corporation.

SECTION 2. No Vote Unless Expressly Provided or Required by Law; Dividends. Subject to the provisions of any applicable law or of the by-laws of the Corporation (the “By-laws”), as from time to time amended, with respect to the closing of the stock transfer books or the fixing of a record date for the determination of stockholders entitled to vote and except as otherwise provided by law, in this Certificate of Incorporation or by the Certificate of Designation relating to the issue of any series of shares of Preferred Stock, the holders of outstanding shares of Preferred Stock shall not possess voting power for the election of directors or for any other purposes. Except as otherwise provided in the Certificate of Incorporation or by the Certificate of Designation relating to the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

C.	Definitions. As used herein the following terms shall have the following meanings:

(a)

“Person” shall mean any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity.

(b)

“Subsidiary” shall mean any corporation whose shares of capital stock having ordinary voting power to elect a majority of the directors of such corporation are owned, directly or indirectly, by the Corporation.

ARTICLE V

BOARD OF DIRECTORS; STOCKHOLDERS MEETINGS

SECTION 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

SECTION 2. The Board of Directors shall consist of not less than seven (7) nor more than fifteen (15) persons, the exact number to be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of directors then in office; provided, however, that such maximum number may be increased from time to time to reflect the rights of holders of Preferred Stock to elect directors in accordance with the terms of the Certificate of Incorporation or of the Certificate of Designation pursuant to which any class or series of Preferred Stock is issued or to the extent provided in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any class or series of Preferred Stock pursuant to Article IV of this Certificate of Incorporation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all of the members of the Board of Directors or the committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Members of the Board of Directors or any committee thereof designated by the Board of Directors, may participate in a meeting of the Board of Directors, or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such a manner shall constitute presence in person at such meeting.

SECTION 3. Subject to the rights of the holders of any class or series of Preferred Stock, any vacancy in the Board of Directors caused by death, resignation, removal, retirement, disqualification or any other cause

(including an increase in the number of directors) may be filled solely by resolution adopted by the affirmative vote of a majority of the directors then in office, whether or not such majority constitutes less than a quorum, or by a sole remaining director. Any new director elected to fill a vacancy on the Board of Directors will serve for the remainder of the full term of that director for which the vacancy occurred. No decrease in the size of the Board of Directors shall have the effect of shortening the term of any incumbent director.

SECTION 4. Except as otherwise provided by law or by this Certificate of Incorporation, a majority of the directors in office at the time of a duly assembled meeting shall be necessary to constitute a quorum for the transaction of business, and the act of a majority of the directors present at such meeting shall be the act of the Board of Directors.

SECTION 5. (A) At an annual meeting of the stockholders, only business (other than business relating to the nomination or election of directors which is governed by Section 6) that has been properly brought before the stockholder meeting in accordance with the procedures set forth in this Section 5 shall be conducted. To be properly brought before ~~a~~ an annual meeting of stockholders, such business must be brought before the meeting (i) by or at the direction of the Board of Directors or any committee thereof or (ii) by a stockholder who (a) was a stockholder of record of the Corporation when the notice required by this Section 5 is delivered to the Secretary of the Corporation and at the time of the meeting, (b) is entitled to vote at the meeting and (c) complies with the notice and other provisions of this Section 5. Section 5(A)(ii) is the exclusive means by which a stockholder may bring business before ~~a~~ an annual meeting of stockholders, except (x) with respect to nominations or elections of directors which is governed by Section 6 and (y) with respect to proposals where the stockholder proposing such business has notified the Corporation of such stockholder’s intent to present the proposals at an annual meeting in compliance with Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such proposals have been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting, in which case the notice requirements of this Section 5 shall be deemed satisfied with respect to such proposals. Any business brought before a meeting in accordance with Section 5(A)(ii) is referred to as “Stockholder Business.”

(B)

At any annual meeting of stockholders, all proposals of Stockholder Business must be made by timely written notice given by or on behalf of a stockholder of record of the Corporation (the “Notice of Business”) and must otherwise be a proper matter for stockholder action. To be timely, the Notice of Business must be delivered personally or mailed to, and received at the principal executive office of the Corporation (the “Office of the Corporation”), addressed to the Secretary of the Corporation, by no earlier than 120 days and no later than 90 days before the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, that if (i) the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of stockholders or (ii) no annual meeting was held during the prior year (a) no earlier than 120 days before such annual meeting and (b) no later than the later of 90 days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure. In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of a stockholder meeting commence a new time period (or extend any time period) for the giving of the Notice of Business.

(C)	The Notice of Business must set forth:

(i)	the name and record address of each stockholder proposing Stockholder Business (the “Proponent”), as they appear on the Corporation’s books;

(ii)	the name and address of any Stockholder Associated Person;

(iii)

as to each Proponent and any Stockholder Associated Person, (a) the class or series and number of shares of stock directly or indirectly held of record and beneficially by the Proponent or Stockholder Associated Person, (b) the date such shares of stock were acquired, (c) a description of any agreement, arrangement or understanding, direct or indirect, with respect to such Stockholder Business between or among the Proponent, any Stockholder Associated Person or any others (including their names) acting in concert with any of the foregoing, (d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions and borrowed or loaned shares) that has been entered into, directly or indirectly, as of the date of the Proponent’s notice by, or on behalf of, the Proponent or any Stockholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any Stockholder Associated Person with respect to shares of stock of the Corporation (a “Derivative”), (e) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the Proponent or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (f) any rights to dividends on the stock of the Corporation owned beneficially by the Proponent or Stockholder Associated Person that are separated or separable from the underlying stock of the Corporation, (g) any proportionate interest in stock of the Corporation or Derivatives held, directly or indirectly, by a general or limited partnership in which the Proponent or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (h) any performance-related fees (other than an asset-based fee) that the Proponent or Stockholder Associated Person is entitled to based on any increase or decrease in the value of stock of the Corporation or Derivatives thereof, if any, as of the date of such notice. The information specified in Section 5(C)(i) to (iii) is referred to herein as “Stockholder Information”;

(iv)

a representation that each Proponent is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such Stockholder Business;

(v)

a brief description of the Stockholder Business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the By-laws, the language of the proposed amendment) and the reasons for conducting such Stockholder Business at the meeting;

(vi)	any material interest of each Proponent and any Stockholder Associated Person in such Stockholder Business;

(vii)

a representation as to whether the Proponent intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt such Stockholder Business or (b) otherwise to solicit proxies from stockholders in support of such Stockholder Business;

(viii)

all other information that would be required to be filed with the Securities and Exchange Commission (“SEC”) if the Proponents or Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and

(ix)	a representation that the Proponents shall provide any other information reasonably requested by the Corporation.

(D)	The Proponents shall also provide any other information reasonably requested by the Corporation within ten business days after such request.

(E)

In addition, the Proponent shall further update and supplement the information provided to the Corporation in the Notice of Business or upon the Corporation’s request pursuant to Section 5(D) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is the later of ten business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary of the Corporation, by no later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven business days before the date for the meeting (in the case of the update and supplement required to be made as of ten business days before the meeting or any adjournment or postponement thereof).

(F)

The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that business was not properly brought before the meeting in accordance with the procedures set forth in this Section 5, and, if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(G)

If the Proponent (or a qualified representative of the Proponent) does not appear at the meeting of stockholders to present the Stockholder Business such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 5, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(H)

“Beneficial Ownership” shall be determined, and a Person shall be the “Beneficial Owner” of all securities which such Person is deemed to own beneficially, pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(I)

“Control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(J)

“Public Disclosure” of any date or other information means disclosure thereof by a press release reported by the Dow Jones News Services, Associated Press or comparable U.S. national news service or in a document publicly filed by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(K)

“Stockholder Associated Person” means with respect to any stockholder, (i) any other beneficial owner of stock of the Corporation that are owned by such stockholder and (ii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the stockholder or such beneficial owner.

(L)

Nothing in this Section 5 shall be deemed to affect any rights of the holders of any series of Preferred Stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

SECTION 6. (A) Only persons who are nominated in accordance with the procedures set forth in this Section 6 are eligible for election as directors.

(B)

Nominations of persons for election to the Board of Directors may only be made at a meeting properly called for the election of directors and only (i) by or at the direction of the Board of Directors or any committee thereof or (ii) by a stockholder who (a) was a stockholder of record of the Corporation when the notice required by this Section 6 is delivered to the Secretary of the Corporation and at the time of the meeting, (b) is entitled to vote for the election of directors at the meeting and (c) complies with the notice and other provisions of this Section 6. Section 6(B)(ii) is the exclusive means by which a stockholder may nominate a person for election to the Board of Directors. Persons nominated in accordance with Section 6(B)(ii) are referred to as “Stockholder Nominees.” A stockholder nominating persons for election to the Board of Directors is referred to as the “Nominating Stockholder.”

(C)

All nominations of Stockholder Nominees must be made by timely written notice given by or on behalf of a stockholder of record of the Corporation (the “Notice of Nomination”). To be timely, the Notice of Nomination must be delivered personally or mailed to and received at the Office of the Corporation, addressed to the attention of the Secretary of the Corporation, by the following dates:

(i)

in the case of the nomination of a Stockholder Nominee for election to the Board of Directors at an annual meeting of stockholders, no earlier than 120 days and no later than 90 days before the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, that if (a) the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of stockholders or (b) no annual meeting was held during the prior year, notice by the stockholder to be timely must be received (1) no earlier than 120 days before such annual meeting and (2) no later than the later of 90 days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure; and

(ii)

in the case of the nomination of a Stockholder Nominee for election to the Board of Directors at a special meeting of stockholders, no earlier than 120 days before and no later than the later of 90 days before such special meeting and the tenth day after the day on which the notice of such special meeting was made by mail or Public Disclosure.

(D)

Notwithstanding anything to the contrary, if the number of directors to be elected to the Board of Directors at a meeting of stockholders is increased and there is no Public Disclosure by the Corporation naming the nominees for the additional directorships at least 100 days before the first anniversary of the preceding year’s annual meeting, a Notice of Nomination shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered personally and received at the Office of the Corporation, addressed to the attention of the Secretary of the Corporation, no later than the close of business on the tenth day following the day on which such Public Disclosure is first made by the Corporation.

(E)

In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of an annual or special meeting commence a new time period (or extend any time period) for the giving of the Notice of Nomination.

(F)	The Notice of Nomination shall set forth:

(i)	the Stockholder Information with respect to each Nominating Stockholder and Stockholder Associated Person;

(ii)	a representation that each stockholder nominating a Stockholder Nominee is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination;

(iii)

all information regarding each Stockholder Nominee and Stockholder Associated Person that would be required to be disclosed in a solicitation of proxies subject to Section 14 of the Exchange Act, the written consent of each Stockholder Nominee to being named in a proxy statement as a nominee and to serve if elected and a completed signed questionnaire, representation and agreement required by Section 7;

(iv)

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among a Nominating Stockholder, Stockholder Associated Person or their respective associates, or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Nominating Stockholder, Stockholder Associated Person or any person acting in concert therewith, were the “registrant” for purposes of such rule and the Stockholder Nominee were a director or executive of such registrant;

(v)

a representation as to whether the Nominating Stockholder intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination or (b) otherwise to solicit proxies from stockholders in support of such nomination;

(vi)

all other information that would be required to be filed with the SEC if the Nominating Stockholder and Stockholder Associated Person were participants in a solicitation subject to Section 14 of the Exchange Act; and

(vii)	a representation that the Nominating Stockholder shall provide any other information reasonably requested by the Corporation.

(G)	The Nominating Stockholder shall also provide any other information reasonably requested by the Corporation within ten business days after such request.

(H)

In addition, the Nominating Stockholder shall further update and supplement the information provided to the Corporation in the Notice of Nomination or upon the Corporation’s request pursuant to Section 6(G) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is ten business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary of the Corporation, by no later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven business days before the date for the meeting (in the case of the update and supplement required to be made as of ten business days before the meeting or any adjournment or postponement thereof).

(I)

The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that the nomination was not made in accordance with the procedures set forth in this Section 6, and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

(J)	If the stockholder (or a qualified representative of the stockholder) does not appear at the applicable stockholder meeting to nominate the Stockholder Nominees, such nomination shall be disregarded and such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 6, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(K)

Nothing in this Section 6 shall be deemed to affect any rights of the holders of any series of Preferred Stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

SECTION 7. To be eligible to be a nominee for election or reelection as a director, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 6) to the Secretary at the Office of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary of the Corporation upon written request) and a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request) that such person (A) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading and other policies and guidelines of the Corporation.

SECTION 8. The annual meeting of stockholders of the Corporation for the election of directors and the transaction of such other business as may be brought before the meeting in accordance with this Certificate of Incorporation shall be held on the date and at the time fixed from time to time by the Board of Directors, by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

SECTION 9. Except as otherwise provided by law, at any meeting of stockholders of the Corporation the presence in person or by proxy of the holders of a majority in voting power of the outstanding stock of the Corporation entitled to vote shall constitute a quorum for the transaction of business brought before the meeting in accordance with this Certificate of Incorporation and, a quorum being present, the affirmative vote of the holders of a majority in voting power present in person or represented by proxy and entitled to vote shall be required to effect action by stockholders; provided, however, that, subject to the provisions of any class or series of Preferred Stock, the vote required for the election of directors shall be set forth in, and governed by, the By-laws.

SECTION 10. At every meeting of stockholders, the Chairman or, in the absence of the Chairman, the Vice Chairman or, in the absence of both the Chairman and the Vice Chairman, the Chief Executive Officer or, in the absence of all such persons, such individual as shall have been designated by a resolution adopted by the affirmative vote of a majority of the Board of Directors, shall act as chairman of the meeting. The chairman of the meeting shall have sole authority to prescribe the agenda and rules of order for the conduct of such meeting of stockholders and to determine all questions arising thereat relating to the order of business and the conduct of the meeting, except as otherwise required by law.

SECTION 11. Any class or series of Preferred Stock may exercise the special voting rights, if any, of such class or series to elect directors upon the occurrence of certain events specified in the Certificate of

Designation pursuant to which any such class or series of Preferred Stock is issued or in this Certificate of Incorporation, as the case may be, in any manner now or hereafter permitted by this Certificate of Incorporation, Delaware law or the applicable Certificate of Designation for such class or series of Preferred Stock.

SECTION 12. The exercise by the Board of Directors of the powers conferred in this Article V shall at all times be subject to any statutory or other limitations upon such powers provided by the laws of the State of Delaware.

SECTION 13. Members of the Board of Directors may be elected either by written ballot or by voice vote.

SECTION 14. The Corporation may in its by-laws confer powers upon its Board of Directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon it by statute.

SECTION 15. (A) Special meetings of stockholders of the Corporation may be called only (i) at the direction of (a) a majority of the entire Board of Directors, (b) the Chairman of the Board of Directors, (c) the Vice Chairman of the Board of Directors or (d) the Chief Executive Officer or (ii) by the Secretary of the Corporation at the written request of holders of record of at least 20% in voting power (the “Required Percentage”) of the outstanding capital stock of the Corporation entitled to vote on the matter or matters to be brought before the proposed special meeting (“Voting Stock”) as of the record date fixed in accordance with this Section 15 to determine the stockholders entitled to deliver a written request to call such meeting, if such request complies with the requirements set forth in this Section 15. Notwithstanding any other provision of this Certificate of Incorporation, this Section 15 shall be the exclusive means by which a special meeting of stockholders may be called, including, without limitation, a special meeting called for the election of directors.

(B)

Only a stockholder that is a holder of record of Voting Stock on the record date fixed to determine the stockholders entitled to request the call of a special meeting may submit a request to call a special meeting. Any stockholder seeking to call a special meeting to transact business shall, by written notice, signed by the stockholder or a duly authorized agent thereof, to the Secretary of the Corporation personally received at the Office of the Corporation, request that the Board of Directors fix a record date to determine the stockholders of the Corporation who are entitled to request the call of the special meeting. A written request to fix a record date shall include all of the information that must be included in a written request to call a special meeting from a stockholder, as set forth in the succeeding paragraph (C) of this Section 15. The Board of Directors may, within 10 days of the Secretary of the Corporation’s receipt at the Office of the Corporation of a valid request to fix a record date, fix a record date to determine the stockholders entitled to request the call of a special meeting, which date shall not precede, and shall not be more than 10 days after, the date upon which the resolution fixing the record date is adopted. If a record date is not fixed by the Board of Directors, and subject to applicable legal and regulatory requirements and the rules of any stock exchange upon which the Corporation’s securities are listed, the record date shall be the date that the first valid written request to call a special meeting is received by the Secretary of the Corporation at the Office of the Corporation with respect to the proposed business to be conducted at a special meeting. A special meeting shall be called at the request of stockholders if, and only if, written requests to call a special meeting from holders of the Required Percentage of Voting Stock are received by the Secretary of the Corporation within 60 days of the record date established as provided in this paragraph (B).

(C)

Each written request to call a special meeting shall include the following: (i) the signature of the stockholder of record, or of a duly authorized agent thereof, signing such request and the date such request was signed; (ii) a brief description of the business desired to be brought before the meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the By-laws, the language of the proposed amendment); and (iii) as to the stockholder signing such request, or on whose behalf such request was signed (such stockholder, the “party”), and any Stockholder Associated Person of such party (but excluding from this clause (iii) any Solicited Stockholder):

(1)	the name and address of such party and each Stockholder Associated Person;

(2)

as to each party and each Stockholder Associated Person, (a) the class or series and number of shares of stock directly or indirectly held of record and beneficially by such party and each Stockholder Associated Person, (b) the date such shares of stock were acquired, (c) a description of any agreement, arrangement or understanding, direct or indirect, with respect to the business to be transacted at the special meeting between or among such party, any Stockholder Associated Person or any others (including their names) acting in concert with any of the foregoing, (d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions and borrowed or loaned shares) that has been entered into, directly or indirectly, as of the date of such party’s notice by, or on behalf of, such party or any Stockholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such party or any Stockholder Associated Person with respect to shares of stock of the Corporation (for purposes of this paragraph, a “Derivative”), (e) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which such party or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (f) any rights to dividends on the stock of the Corporation owned beneficially by such party or Stockholder Associated Person that are separated or separable from the underlying stock of the Corporation, (g) any proportionate interest in stock of the Corporation or Derivatives held, directly or indirectly, by a general or limited partnership in which such party or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (h) any performance-related fees (other than an asset-based fee) that such party or Stockholder Associated Person is entitled to based on any increase or decrease in the value of stock of the Corporation or Derivatives thereof, if any, as of the date of such written request;

(3)	all other information that would be required to be filed with the SEC if such party or any Stockholder Associated Person were a participant in a solicitation subject to Section 14 of the Exchange Act;

(4)	any material interest of such party and any Stockholder Associated Person in any of the business proposals to be transacted at the special meeting; and

(5)

a representation as to whether such party intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt any of the business proposals to be transacted at the special meeting or (b) otherwise to solicit proxies from stockholders in support of any such proposal (for purposes of this Section 15, a “Solicitation Statement”).

The information set forth in a request to call a special meeting shall be supplemented by such party (other than a Solicited Stockholder) by providing such supplement to the Secretary of the Corporation received at the Office of the Corporation (i) not later than five (5) business days after the record date for determining the stockholders entitled to notice of such special meeting so that such information is accurate as of such record date and (ii) not later than seven (7) business days before such special meeting so that such information is accurate as of the tenth (10th) business day before such meeting. “Solicited Stockholder” means any stockholder or beneficial owner that has provided a request to call a special meeting in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A.

(D)

A stockholder may revoke a request to call a special meeting by written revocation, signed by the stockholder or a duly authorized agent thereof, received by the Secretary of the Corporation at any time prior to the special meeting; provided, however, that if any such revocation is received by the Secretary of the Corporation after the end of the 60 day period described in the last sentence of paragraph (B) of this Section 15 and if the Secretary of the Corporation previously received unrevoked written requests from the holders of the Required Percentage of Voting Stock and, as a result of such revocation, there no longer are unrevoked requests from the Required Percentage of Voting Stock to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting. A business proposal shall not be presented for stockholder action at any special meeting if (i) any stockholder or Stockholder Associated Person who has provided a Solicitation Statement with respect to such proposal does not act in accordance with the representations set forth therein, (ii) the business proposal appeared in a written request submitted by a stockholder who did not provide the supplemental information required by the second to last sentence of Section 15(C), (iii) any stockholder or Stockholder Associated Person (other than a Solicited Stockholder) who delivered a written request, or directed that a written request be delivered, is not entitled to vote at the special meeting or does not beneficially own stock at the time of such meeting, (iv) any stockholder (other than a Solicited Stockholder) or a duly authorized agent thereof who delivered a written request, or directed that a written request be delivered, does not attend the special meeting in person or by proxy to present the business proposal to be transacted at such meeting, (v) any written request to call such meeting was made or solicited in a manner that the Board of Directors determines constituted a violation of Regulation 14A under the Exchange Act or other applicable law, or (vi) any stockholder or Stockholder Associated Person (other than a Solicited Stockholder) who delivered a written request, or directed that a written request be delivered, ceases to beneficially own, at any time after the delivery of such written request and before the special meeting is convened, at least the same number of shares of Voting Stock such stockholder or owner beneficially owned as of the record date for determining the stockholders entitled to deliver a request to call such meeting; provided, however, that the Board of Directors shall proceed with the special meeting if, despite any action or failure to act covered by clauses (ii), (iii), (iv) or (vi) of this paragraph (D), there are still in place valid requests from the Required Percentage of Voting Stock to call such special meeting.

(E)

The Corporation shall not accept, and shall consider ineffective, a written request from a stockholder to call a special meeting: (i) that does not comply with the preceding provisions of this Section 15; (ii) that relates to an item of business that is not a proper subject for stockholder action under applicable law; (iii) if an identical or substantially similar item of business (such item, as determined in good faith by the Board of Directors, a “Similar Item”) will be submitted for stockholder approval at any stockholder meeting to be held on or before the 120th day after the Secretary of the Corporation receives such written request (whether such meeting is called for by the Board of Directors or otherwise); (iv) if such request is received by the Secretary of the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; (v) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of the Corporation of such request to call a special meeting; or (vi) if two or more special meetings have been called at the request of stockholders and convened within the 12-month period ending on the date of the receipt of such request by the Secretary of the Corporation. For purposes of this Section 15, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all items of business involving the nomination, election or removal of directors, changing the size of the Board of Directors or filling vacancies or newly created directorships resulting from any increase in the authorized number of directors.

(F)

The Board of Directors shall determine the place, and fix the date and time, of any special meeting called at the request of one or more stockholders in accordance with the provisions of this Section 15. The Board of Directors may submit its own proposal or proposals for consideration at a special meeting called at the request of one or more stockholders. The record date or record dates for a special meeting shall be fixed in accordance with Section 213 (or its successor provision) of the Delaware General Corporation Law. Business transacted at any special meeting shall be limited to the purposes stated in the notice of such meeting delivered by the Corporation.

ARTICLE VI

INDEMNIFICATION

SECTION 1. To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a “Proceeding”), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Other Entity”), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees and disbursements). Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Article VI.

SECTION 2. The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys’ fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required by the Delaware General Corporation Law, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses.

SECTION 3. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Certificate of Incorporation, the By-laws, any agreement, any vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

SECTION 4. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VI shall continue as to a person who has ceased to be a director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

SECTION 5. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI, the By-laws or under Section 145 of the Delaware General Corporation Law or any other provision of law.

SECTION 6. The provisions of this Article VI shall be a contract between the Corporation, on the one hand, and each director and officer who serves in such capacity at any time while this Article VI is in effect and any other person indemnified hereunder, on the other hand, pursuant to which the Corporation and each such director, officer, or other person intend to be legally bound. No repeal or modification of this Article VI shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any Proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

SECTION 7. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VI shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such Proceeding.

SECTION 8. Any director or officer of the Corporation serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

SECTION 9. Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article VI may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

ARTICLE VII

LIMITATION ON LIABILITY OF DIRECTORS

SECTION 1. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the Delaware General Corporation Law, as so amended.

SECTION 2. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE VIII

ADOPTION, AMENDMENT AND/OR REPEAL OF BY-LAWS

The Board of Directors may from time to time (after adoption by the undersigned of the original By-laws) make, alter or repeal the By-laws by a vote of two-thirds of the entire Board of Directors that would be in office if no vacancy existed, whether or not present at a meeting; provided, however, that any By-laws made, amended or repealed by the Board of Directors may be amended or repealed, and any By-laws may be made, by the stockholders of the Corporation by vote of a majority of the holders of shares of stock of the Corporation entitled to vote in the election of directors of the Corporation. Notwithstanding the foregoing, the Board of Directors shall not have the power or authority to amend, alter or repeal Section 3 of Article I of the Corporation’s By-laws.

Appendix B

Proposed Amendments to Article II, Section 2 of The Wendy’s Company By-Laws

SECTION 2. Special Meeting. Special meetings of stockholders of the Corporation may be called only (i) at the direction of (a) a majority of the entire Board of Directors, (b) the Chairman of the Board of Directors (the “Chairman”), (c) the Vice Chairman of the Board of Directors (the “Vice Chairman”)~~,~~ or (d) the Chief Executive Officer~~, or by resolution adopted by a majority~~ or (ii) by the Secretary of the ~~Board of Directors~~Corporation at the written request of holders of record of at least 20% in voting power of the outstanding capital stock of the Corporation, in accordance with and subject to the requirements set forth in the Corporation’s Certificate of Incorporation.

THE WENDY’S COMPANY ONE DAVE THOMAS BLVD. DUBLIN, OH 43017

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. (EDT) on May 23, 2012. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by The Wendy’s Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, notices of Internet availability and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on May 23, 2012. Have your proxy card in hand when you call and follow the instructions provided.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by Internet or telephone, please do not mail your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M44934-P20789	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE WENDY’S COMPANY		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the election of the director nominees named below:
1.	Election of Directors	☐	☐	☐
Nominees:
	01) Nelson Peltz	08) J. Randolph Lewis
	02) Peter W. May	09) Peter H. Rothschild
	03) Emil J. Brolick	10) David E. Schwab II
	04) Clive Chajet	11) Roland C. Smith
	05) Edward P. Garden	12) Raymond S. Troubh
	06) Janet Hill	13) Jack G. Wasserman
07) Joseph A. Levato
The Board of Directors recommends you vote FOR proposals 2, 3 and 4:							For	Against	Abstain
2.	To approve amendments to the Company’s Certificate of Incorporation to give stockholders the ability to call special meetings.						☐	☐	☐

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012.						☐	☐	☐

4.	To approve an advisory resolution on executive compensation.						☐	☐	☐
For address change or comments, please mark this box and write them on the reverse side where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners must each sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

ONE DAVE THOMAS BLVD.

DUBLIN, OH 43017

Admission Ticket

(Not Transferable)

Annual Meeting Admission Ticket

(and meeting information)

2012 Annual Meeting of Stockholders

10:00 a.m. (EDT), Thursday, May 24, 2012

W New York

541 Lexington Avenue

New York, NY 10022

Please present this admission ticket and photo identification to gain admittance to the meeting. This ticket admits only the stockholder listed on the reverse side and is not transferable.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Stockholders, Proxy Statement and 2011 Annual Report to Stockholders are available at www.proxyvote.com.

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M44935-P20789

THE WENDY’S COMPANY

2012 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS OF THE WENDY’S COMPANY FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2012

            The undersigned hereby appoints Emil J. Brolick, Stephen E. Hare and R. Scott Toop, and each of them, with full power of substitution, as lawful agents and proxies, to vote all the shares of common stock of The Wendy’s Company (the “Company”) that the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders of the Company to be held at the W New York, 541 Lexington Avenue, New York, NY 10022 on May 24, 2012, and any adjournment thereof, upon the matters set forth herein, and in their discretion upon such other matters as may properly come before the meeting.

            This proxy, if signed and returned, will be voted as specified on the reverse side by the undersigned. If this proxy is signed and returned without specifications, the shares will be voted FOR the election of the director nominees listed on the reverse side (proposal 1) and FOR proposals 2, 3 and 4.

            All proxies previously given or executed by the undersigned with respect to the shares of common stock represented by this proxy are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the 2012 Annual Meeting of Stockholders, and the Company’s 2011 Annual Report to Stockholders.

IMPORTANT - This proxy must be signed and dated on the reverse side.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m. (EDT) on May 23, 2012.

Address change/comments:

(If you provide any address changes and/or comments above, please mark the corresponding box on the reverse side.) Continued and to be signed on reverse side